UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10487

Hotchkis & Wiley Funds
(Exact name of registrant as specified in charter)

725 South Figueroa Street, 39th Floor Los Angeles, California			90017-5439
(Address of principal executive offices)			(Zip code)

Anna Marie Lopez Hotchkis & Wiley Capital Management, LLC 725 South Figueroa Street, 39th Floor Los Angeles, California 90017-5439
(Name and address of agent for service)

Copies to: Maureen A. Miller, Esq. Joseph M. Mannon, Esq. Vedder Price P.C. 222 North LaSalle Street, 26th Floor Chicago, Illinois 60601
(Counsel for the registrant)

Registrant’s telephone number, including area code:		(213) 430-1000

Date of fiscal year end:	June 30, 2017

Date of reporting period:	June 30, 2017

Item 1. Reports to Stockholders.

Hotchkis & Wiley Funds

Annual Report

JUNE 30, 2017

DIVERSIFIED VALUE FUND

LARGE CAP VALUE FUND

MID-CAP VALUE FUND

SMALL CAP VALUE FUND

SMALL CAP DIVERSIFIED VALUE FUND

GLOBAL VALUE FUND

INTERNATIONAL VALUE FUND

VALUE OPPORTUNITIES FUND

CAPITAL INCOME FUND

HIGH YIELD FUND

(This page intentionally left blank)

TABLE OF CONTENTS

SHAREHOLDER LETTER	1
FUND INFORMATION	4
FUND PERFORMANCE DATA	6
SCHEDULE OF INVESTMENTS:
DIVERSIFIED VALUE FUND	16
LARGE CAP VALUE FUND	19
MID-CAP VALUE FUND	21
SMALL CAP VALUE FUND	23
SMALL CAP DIVERSIFIED VALUE FUND	25
GLOBAL VALUE FUND	32
INTERNATIONAL VALUE FUND	34
VALUE OPPORTUNITIES FUND	36
CAPITAL INCOME FUND	40
HIGH YIELD FUND	48
STATEMENTS OF ASSETS & LIABILITIES	55
STATEMENTS OF OPERATIONS	57
STATEMENTS OF CHANGES IN NET ASSETS	59
FINANCIAL HIGHLIGHTS	64
NOTES TO THE FINANCIAL STATEMENTS	69
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	84
FUND EXPENSE EXAMPLES	85
BOARD CONSIDERATIONS IN APPROVING CONTINUATION OF INVESTMENT ADVISORY AGREEMENTS	87
MANAGEMENT	90
INFORMATION ABOUT THE FUNDS	BACK COVER

(This page intentionally left blank)

DEAR SHAREHOLDER:

The following investment review and annual report relates to the activities of the Hotchkis & Wiley Funds for the twelve-month period ended June 30, 2017.

OVERVIEW

The S&P 500® Index returned +17.9% and the Russell Developed Index returned +19.3% (in US dollar terms) over the twelve-month period ended June 30, 2017. Over the period, growth stocks outperformed value stocks and small caps outperformed large caps. Thus far in 2017, investors have flocked to stocks that have exhibited above average growth with GDP advancing at a lackluster albeit positive pace. This has not only led to growth's outperformance but also produced an equity market with narrow leadership.

Financials have long represented a large sector weight across our equity funds, and US banks have comprised a meaningful portion of that exposure. In late June, the Federal Reserve Board (the "Fed") completed its Comprehensive Capital Analysis and Review ("CCAR") and did not object to the capital plans of any of the 34 participating companies1. In its press release, the Fed noted that the common equity capital ratio of the 34 banks "has more than doubled from 5.5 percent in the first quarter of 2009 to 12.5 percent in the first quarter of 2017". Of the 34 banks reviewed, 26 are public US companies. These 26 banks were approved to return 100% of earnings to shareholders on average, which in turn equates to an average of 7.5% of their equity value. We view this as a compelling dynamic for companies that are delivering improved profitability and have not had better balance sheets in our lifetime.

Our views on the overall equity market remain unchanged. We are cautious given valuations above long-term historical averages, though we see valuation support provided by strong corporate profits and accommodating central banks. We continue to see significant discrepancies across industries and individual securities, and with this comes opportunity. As we have discussed in the past, in the current low rate environment investors have favored sectors with stable earnings and high dividend payouts, bidding them up to levels we view as excessive.

In credit markets, the BofA Merrill Lynch US High Yield Index (the high yield market) returned +12.8% in the twelve-month period ended June 30. Revenue and EBITDA (earnings before interest, taxes, depreciation and amortization) growth have recovered in high yield markets, and financial leverage remains in check. Distressed debt accounts for less than 1% of the total high yield market; the default rate is 2%, about half the market's historical average. Excluding commodity defaults over the past year, the default rate is under 1%. The market's "excess spread", or spread after adjusting for the default rate environment, is 257 basis points — just 36 basis points below the historical average. The maturity calendar is termed out well, with little near term refinancing pressures. The primary/new issue market has been well-behaved. Most new issuance has been higher quality bonds and the proceeds have been predominantly used for refinancing — LBO (leveraged buy out) activity remains muted.

We continued to identify interesting opportunities in our areas of expertise — small/mid cap credits and fallen angels. When markets are tight and the preponderance of investors are focused in relatively narrow group of large cap credits, we believe our core competency is a distinguished advantage. We are able to identify pockets of opportunities in overlooked segments of the market that are difficult for many large institutional managers to access. ETFs (exchange-traded funds) have essentially no exposure to these market segments. We will continue to adhere to this core competency and are optimistic about the risk/return prospects of the high yield strategy as we look forward.

HOTCHKIS & WILEY DIVERSIFIED VALUE FUND

The Fund's Class I shares had a total return of 28.05% for the twelve-month period ended June 30, 2017 compared to the Russell 1000® Value Index return of 15.53%.

The Fund's Class I shares outperformed the Russell 1000® Value Index over the period. Stock selection was positive or neutral in 9 of the 11 GICS® (Global Industry Classification Standard) sectors, which was the primary driver of outperformance. Stock selection was especially strong in financials, industrials, and health care. The overweight position in financials also helped relative performance. Stock selection in energy was the largest performance detractor in the period. The largest positive contributors to relative performance were Bank of America, Citigroup, Citizens Financial, Corning, and Microsoft; the largest detractors were Hess, Marathon Oil, Bed Bath & Beyond, Calpine, and Murphy Oil.

HOTCHKIS & WILEY LARGE CAP VALUE FUND

The Fund's Class I shares had a total return of 26.22% for the twelve-month period ended June 30, 2017, compared to the Russell 1000® Value Index return of 15.53%.

Positive stock selection was the primary driver of the Fund's outperformance over the twelve-month period. The overweight position and stock selection in financials were important contributors to the outperformance. Stock selection was positive or neutral in all but 2 of the 11 GICS® sectors (energy and consumer discretionary), and in addition to financials, was particularly strong in industrials, health care, and utilities. The largest positive contributors to relative performance were Bank of America, Citigroup, Citizens Financial, State Street, and Corning; the largest detractors were Hess, Marathon Oil, Murphy Oil, Bed Bath & Beyond, and Calpine.

HOTCHKIS & WILEY MID-CAP VALUE FUND

The Fund's Class I shares had a total return of 23.37% for the twelve-month period ended June 30, 2017, compared to the Russell Midcap® Value Index return of 15.93%.

The Fund's Class I shares outperformed the Russell Midcap® Value Index over the twelve-month period. Positive stock selection in financials, real estate, consumer staples, and utilities were performance contributors. The overweight position in information technology and financials, along with the underweight position in real estate and utilities, also helped relative performance. On the negative side, the overweight allocation and stock selection in energy was the primary performance detractor over the twelve-month period. The largest individual positive contributors were Navistar, Citizens Financial, Office Depot, Regions Financial, and Popular; the largest detractors were

1 While the Fed did not object to its plan, Capital One is required to address weaknesses in its capital planning process and resubmit its plan.

Whiting Petroleum, Bed Bath & Beyond, Cairn Energy, Cobalt International Energy, and Royal Mail.

HOTCHKIS & WILEY SMALL CAP VALUE FUND

The Fund's Class I shares had a total return of 28.15% for the twelve-month period ended June 30, 2017, compared to the Russell 2000® Value Index return of 24.86%.

Over the twelve-month period, the Fund's Class I shares outperformed the Russell 2000® Value Index. Positive stock selection in real estate, consumer discretionary, and information technology were notable contributors to outperformance. The overweight position in industrials also helped performance. Stock selection in materials was the largest performance detractor over the twelve-month period, followed by modest underperformance in health care. The largest individual positive contributors to relative performance were Rush Enterprises, Office Depot, EnPro Industries, MDC Partners, and Meritor; the largest detractors were Real Industry, LifePoint Health, Energy XXI Gulf Coast, Great Plains Energy, and Whiting Petroleum.

HOTCHKIS & WILEY SMALL CAP DIVERSIFIED VALUE FUND

The Fund's Class I shares had a total return of 33.26% for the twelve-month period ended June 30, 2017, compared to the Russell 2000® Value Index return of 24.86%.

The Fund's Class I shares outperformed the Russell 2000® Value Index over the twelve-month period, largely due to positive stock selection. Stock selection was positive or neutral in 9 of the 11 GICS® sectors, and was particularly strong in real estate, energy, consumer discretionary, and industrials. The Fund's allocation to stocks below $500 million in market cap was also beneficial to performance. Stock selection was negative in health care and utilities, albeit modestly so. The overweight position in energy was another modest detractor.

HOTCHKIS & WILEY GLOBAL VALUE FUND

The Fund's Class I shares had a total return of 27.93% for the twelve-month period ended June 30, 2017, compared to the Russell Developed Index return of 19.29%.

Over the twelve-month period, the Fund's Class I shares outperformed the Russell Developed Index. Stock selection was positive or neutral in 8 of the 11 GICS® sectors, and was the primary driver of outperformance. Stock selection was disproportionately strong in the consumer discretionary, health care, industrials, and financial sectors. The overweight position in financials and underweight position in consumer staples also helped performance. On the negative side, the overweight position in energy detracted from performance along with stock selection in consumer staples. The largest individual contributors to relative performance were Bank of America, Navistar, Citigroup, WorleyParsons, and Office Depot; the largest detractors were Calpine, Royal Mail, Cobalt International Energy, Cairn Energy, and Marathon Oil.

HOTCHKIS & WILEY INTERNATIONAL VALUE FUND

The Fund's Class I shares had a total return of 26.14% for the twelve-month period ended June 30, 2017, compared to the Russell Developed ex-U.S. Index return of 20.41%.

The Fund's Class I shares outperformed the Russell Developed ex-U.S. Index over the twelve-month period. Positive stock selection in health care, energy, and financials helped relative performance. The underweight exposure to consumer staples and overweight exposure to information technology were also performance contributors. The underweight allocation in materials and consumer discretionary were modest detractors along with stock selection in consumer staples and industrials. The largest individual contributors to relative performance were WorleyParsons, Societe General, Draegerwerk, Nippon Electric Glass, and Koninklijke Philips; the largest detractors were Royal Mail, Tesco, Cairn Energy, Ericsson, and Vodafone.

HOTCHKIS & WILEY VALUE OPPORTUNITIES FUND

The Fund's Class I shares had a total return of 28.79% for the twelve-month period ended June 30, 2017, compared to the S&P 500® Index return of 17.90%.

Over the twelve-month period, the Fund's Class I shares outperformed the S&P 500® Index. Positive security selection in health care, financials, and industrials helped relative performance. The overweight exposure to financials and underweight exposure to consumer staples were also performance contributors. The Fund's ability to invest across the market cap spectrum benefited performance as the average weight in stocks below $3 billion in market cap was 23% — this group performed well over the twelve-month period. Security selection in materials, information technology, and consumer staples were the largest performance detractors in the period, along with the overweight in energy. The largest individual positive contributors to relative performance were Bank of America, Office Depot, Goldman Sachs, WorleyParsons, and Rush Enterprises; the largest detractors were Energy XXI Gulf Coast, Royal Mail, Bed Bath & Beyond, Iracore bonds, and Real Industry.

HOTCHKIS & WILEY CAPITAL INCOME FUND

The Fund's Class I shares had a total return of 23.54% for the twelve-month period ended June 30, 2017, compared to the 50/50 blended benchmark of the S&P 500® Index and the BofA Merrill Lynch U.S. Corporate, Government and Mortgage Index return of 8.44%.

The Fund's average equity weight over the twelve-month period was 57% versus a long-term target of 50%. This helped performance as equities outperformed both investment grade and high yield bonds.

The equity portion of the Fund outperformed the S&P 500® Index over the twelve-month period, predominantly due to positive stock selection. Stock selection was positive or neutral in 9 of the 11 GICS® sectors, and was particularly strong in consumer discretionary, health care, and real estate. The overweight exposure to financials and underweight exposure to consumer staples also helped relative performance. Stock selection in information technology and consumer staples were modest detractors, as was the overweight position in energy. The largest individual positive contributors to relative performance were Bank of America, Office Depot, WorleyParsons, Fifth Street Asset Management, and Citigroup; the largest detractors were Energy XXI Gulf Coast, Royal Mail, Cobalt International Energy, Ericsson, and Vodafone.

The fixed income portion of the Fund outperformed the BofA Merrill Lynch U.S. Corporate, Government and Mortgage Index as high yield bonds outperformed investment grade bonds over the period. The fixed income portion of the Fund also outperformed the BofA Merrill Lynch US High Yield Index over the twelve-month period. The outperformance was entirely due to credit selection, which was positive or neutral in all but 3 of the 18 BofA Merrill Lynch sectors. Positive credit selection was particularly strong in energy, with more modest contributions coming from automotive, basic industry, and services. Credit selection in consumer goods and the underweight exposure to telecommunications were modest detractors.

HOTCHKIS & WILEY HIGH YIELD FUND

The Fund's Class I shares had a total return of 13.75% for the twelve-month period ended June 30, 2017, compared to the BofA Merrill Lynch BB-B US High Yield Constrained Index return of 11.15% and the BofA Merrill Lynch US High Yield Index return of 12.75%.

The Fund's Class I shares outperformed the BofA Merrill Lynch BB-B US High Yield Constrained Index and the broad BofA Merrill Lynch US High Yield Index over the twelve-month period. Positive credit selection drove the outperformance relative to either of the two benchmarks. Credit selection in the energy and automotive sectors were particularly strong. On the negative side, the large underweight in telecommunications was a modest performance drag as the sector outperformed the broad market.

CONCLUSION

We appreciate your continued support of the Hotchkis & Wiley Funds, and we look forward to serving your investment needs in the future.

Sincerely,

Anna Marie Lopez President	George Davis Fund Manager	Sheldon Lieberman Fund Manager	Patty McKenna Fund Manager

James Miles Fund Manager	Stan Majcher Fund Manager	David Green Fund Manager	Scott McBride Fund Manager

Judd Peters Fund Manager	Ray Kennedy Fund Manager	Mark Hudoff Fund Manager	Patrick Meegan Fund Manager

Scott Rosenthal Fund Manager	Richard Mak Fund Manager	Ryan Thomes Fund Manager

Fund Information

ABOUT FUND PERFORMANCE

The Large Cap Value Fund and Mid-Cap Value Fund have five classes of shares. The Diversified Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund, Value Opportunities Fund, Capital Income Fund and High Yield Fund have four classes of shares. Each share class has its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Currently, the International Value Fund is not offering Class A or Class C shares to investors, the Small Cap Diversified Value Fund, Global Value Fund and Capital Income Fund are not offering Class C shares to investors and the Funds are not offering Class T shares to investors.

Class I shares have no initial sales charge and bear no ongoing distribution and service fees under a 12b-1 plan. Class I shares are available only to eligible investors.

Class A shares incur a maximum initial sales charge of 5.25% for the Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund and Value Opportunities Fund, 4.75% for the Capital Income Fund and 3.75% for the High Yield Fund and an annual distribution and service fee of 0.25%.

Class C shares are subject to an annual distribution and service fee of 1.00%. In addition, Class C shares are subject to a 1.00% contingent deferred sales charge (CDSC) if redeemed within one year after purchase. Class C shares automatically convert to Class A shares approximately eight years after purchase and will then be subject to lower annual distribution and service fees.

Class R shares have no initial sales charge or CDSC and are subject to an annual distribution and service fee of 0.50%. Class R shares are offered only by the Large Cap Value Fund and Mid-Cap Value Fund and are available only to certain retirement plans.

Class T shares incur a maximum initial sales charge of 2.50% and an annual distribution and service fee of 0.25%.

FUND RISKS

Mutual fund investing involves risk; loss of principal is possible. The Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund and Value Opportunities Fund invest in small- and medium-capitalization companies which tend to have limited liquidity and greater price volatility than large-capitalization companies. The Value Opportunities Fund is a non-diversified fund which involves greater risk than investing in diversified funds, such as business risk, significant stock price fluctuations and sector concentration. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. The Value Opportunities Fund, Capital Income Fund and High Yield Fund invest in debt securities that decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Value Opportunities Fund, Capital Income Fund and High Yield Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Value Opportunities Fund, Capital Income Fund and High Yield Fund may utilize derivative instruments, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks. Depending upon the characteristics of particular derivatives, they can suddenly become illiquid. Investments by the Capital Income Fund and High Yield Fund in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Funds may invest in foreign securities, including developed and emerging markets, which involve greater volatility and political, economic, and currency risks.

MARKET INDEXES

The following are definitions for indexes used in the shareholder letter and the performance summary tables on the following pages. These indexes are unmanaged and include the reinvestment of dividends, but do not reflect the payment of transaction costs and advisory and other fees associated with an investment in the Funds. The securities that comprise these indexes may differ substantially from the securities in the Funds' portfolios. The Funds' value disciplines may prevent or restrict investments in the benchmark indexes. It is not possible to invest directly in an index. Each index named is not the only index which may be used to characterize performance of a specific Fund and other indexes may portray different comparative performance.

S&P 500® Index, a capital weighted, unmanaged index, represents the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

Russell 1000® Index, an unmanaged index, measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Index, an unmanaged index, measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell Developed Index measures the performance of the investable securities in developed countries globally across all market capitalization ranges.

Russell Developed ex-U.S. Index measures the performance of the investable securities in developed countries globally across all market capitalization ranges, excluding U.S. securities.

BofA Merrill Lynch U.S. Corporate, Government and Mortgage Index is a broad-based measure of the total rate of return performance of the U.S. investment grade bond markets. The Index is a capitalization weighted aggregation of outstanding U.S. Treasury, agency and supranational, mortgage pass-through, and investment grade corporate bonds meeting specified selection criteria.

BofA Merrill Lynch BB-B US High Yield Constrained Index contains all securities in the BofA Merrill Lynch U.S. High Yield Index rated BB+ through B- by S&P (or equivalent as rated by Moody's or Fitch), but

Fund Information

caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%.

BofA Merrill Lynch US High Yield Index tracks the performance of below investment grade, but not in default, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market, and includes issues with a credit rating of BBB or below, as rated by Moody's and S&P.

DISCLOSURE

Past performance does not guarantee future results.

The shareholder letter reflects opinions of Fund managers as of June 30, 2017. They are subject to change and any forecasts made cannot be guaranteed. The Funds might not continue to hold any securities mentioned and have no obligation to disclose purchases or sales in these securities. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings for June 30, 2017. Indexes do not incur expenses or sales loads and are not available for investment.

The Global Industry Classification Standard (GICS® ) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor's (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation. The GICS structure consists of 11 sectors, 24 industry groups, 68 industries and 157 sub-industries. Each stock that is classified will have a coding at all four of these levels.

Credit Quality weights by rating were derived from the highest bond rating as determined by S&P, Moody's or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as S&P, Moody's and Fitch. These firms evaluate a bond issuer's financial strength, or its ability to pay a bond's principal and interest in a timely fashion. Ratings are expressed as letters ranging from 'AAA', which is the highest grade, to 'D', which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

Investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform other asset types during a given period. Equities, bonds, and other asset classes have different risk profiles, which should be considered when investing. All investments contain risk and may lose value.

Mutual funds, ETF's and other investment products have different risk return profiles, which should be considered when investing. All investments contain risk and may lose value.

Earnings growth is not representative of the Fund's future performance.

A basis point is one hundredth of one percent (0.01%).

Market Capitalization of a company is calculated by multiplying the number of outstanding shares by the current market price of a share.

Price-to-book (P/B) is the price of a stock divided by its book value. Book value is the net asset value of a company, calculated by subtracting total liabilities from total assets.

Spread is the percentage point difference between yields of various classes of bonds compared to treasury bonds.

Equity capital ratio is fixed assets of a company divided by its equity capital.

Fallen angels are credits that were investment grade rated when issued (BBB- or above), but have since been downgraded.

Investment grade indicates that a municipal or corporate bond has a relatively low risk of default.

The Value Opportunities Fund held futures contracts, which resulted in realized gains and unrealized losses, and the Capital Income Fund and High Yield Fund held credit default swap contracts, which resulted in realized losses and unrealized gains to each Fund.

Fund Performance Data

DIVERSIFIED VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2017	1 Year	5 Years	10 Years	Since 8/30/04*
Class I
Average annual total return	28.05%	14.84%	4.45%	7.20%
Class A
Average annual total return (with sales charge)	20.97%	13.30%	3.62%	6.49%
Average annual total return (without sales charge)	27.71%	14.54%	4.18%	6.93%
Class C
Average annual total return (with CDSC)	25.78%	13.68%	3.43%	6.16%
Average annual total return (without CDSC)	26.78%	13.68%	3.43%	6.16%
S&P 500® Index††
Average annual total return	17.90%	14.63%	7.18%	8.60%
Russell 1000® Index††
Average annual total return	18.03%	14.67%	7.29%	8.85%
Russell 1000® Value Index††
Average annual total return	15.53%	13.94%	5.57%	8.03%

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 1000® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I, Class A and Class C.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

LARGE CAP VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2017	1 Year	5 Years	10 Years	Since 6/24/87*
Class I
Average annual total return	26.22%	15.45%	4.58%	9.19%
Class A
Average annual total return (with sales charge)	19.28%	13.93%	3.75%	8.75%
Average annual total return (without sales charge)	25.88%	15.16%	4.31%	8.94%
Class C
Average annual total return (with CDSC)	23.92%	14.28%	3.57%	8.12%
Average annual total return (without CDSC)	24.92%	14.28%	3.57%	8.12%
Class R
Average annual total return	25.58%	14.86%	4.05%	8.66%
S&P 500® Index††
Average annual total return	17.90%	14.63%	7.18%	9.56%
Russell 1000® Index††
Average annual total return	18.03%	14.67%	7.29%	9.68%
Russell 1000® Value Index††
Average annual total return	15.53%	13.94%	5.57%	n/a

Returns shown for Class A, Class C, and Class R shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. (Inception dates: Class A — 10/26/01; Class C — 2/4/02; Class R — 8/28/03.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 1000® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

MID-CAP VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2017	1 Year	5 Years	10 Years	Since 1/2/97*
Class I
Average annual total return	23.37%	13.20%	6.48%	12.19%
Class A
Average annual total return (with sales charge)	16.58%	11.70%	5.64%	11.62%
Average annual total return (without sales charge)	23.05%	12.92%	6.21%	11.92%
Class C
Average annual total return (with CDSC)	21.13%	12.07%	5.49%	11.11%
Average annual total return (without CDSC)	22.13%	12.07%	5.49%	11.11%
Class R
Average annual total return	22.74%	12.64%	5.96%	11.71%
Russell Midcap® Index††
Average annual total return	16.48%	14.72%	7.67%	10.20%
Russell Midcap® Value Index††
Average annual total return	15.93%	15.14%	7.23%	10.64%

Returns shown for Class A, Class C, and Class R shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. (Inception dates: Class A, Class C — 1/2/01; Class R — 8/28/03.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell Midcap® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

SMALL CAP VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2017	1 Year	5 Years	10 Years	Since 9/20/85*
Class I
Average annual total return	28.15%	14.59%	6.80%	11.65%
Class A
Average annual total return (with sales charge)	21.13%	13.08%	5.96%	11.21%
Average annual total return (without sales charge)	27.83%	14.30%	6.54%	11.40%
Class C
Average annual total return (with CDSC)	25.85%	13.44%	5.80%	10.60%
Average annual total return (without CDSC)	26.85%	13.44%	5.80%	10.60%
Russell 2000® Index††
Average annual total return	24.60%	13.70%	6.92%	9.88%
Russell 2000® Value Index††
Average annual total return	24.86%	13.39%	5.92%	n/a

Returns shown for Class A and Class C shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. (Inception dates: Class A — 10/6/00; Class C — 2/4/02.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 2000® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

SMALL CAP DIVERSIFIED VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2017	1 Year	Since 6/30/14*
Class I
Average annual total return	33.26%	8.92%
Class A
Average annual total return (with sales charge)	25.93%	6.68%
Average annual total return (without sales charge)	32.86%	8.60%
Russell 2000® Index††
Average annual total return	24.60%	7.36%
Russell 2000® Value Index††
Average annual total return	24.86%	7.02%

Average annual total returns with sales charge shown for Class A shares have been adjusted to reflect the applicable sales charge of the class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Average annual total returns without sales charge do not reflect the sales charge. Had the sales charge been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 2000® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I and Class A.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

GLOBAL VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2017	1 Year	Since 12/31/12*
Class I
Average annual total return	27.93%	11.74%
Class A
Average annual total return (with sales charge)	20.98%	10.16%
Average annual total return (without sales charge)	27.69%	11.48%
Russell Developed Index††
Average annual total return	19.29%	11.42%

Returns shown for Class A shares for the periods prior to its inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of the class. (Inception date: Class A — 8/30/13.)

Average annual total returns with sales charge shown for Class A shares have been adjusted to reflect the applicable sales charge of the class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Average annual total returns without sales charge do not reflect the sales charge. Had the sales charge been included, the Fund's returns would have been lower.

† The Fund invests primarily in U.S. and non-U.S. companies.

†† See index description in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

INTERNATIONAL VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2017	1 Year	Since 12/31/15*
Class I
Average annual total return	26.14%	14.88%
Russell Developed ex-U.S. Index††
Average annual total return	20.41%	11.39%

† The Fund invests primarily in non-U.S. companies.

†† See index description in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

VALUE OPPORTUNITIES FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2017	1 Year	5 Years	10 Years	Since 12/31/02*
Class I
Average annual total return	28.79%	15.39%	8.89%	12.87%
Class A
Average annual total return (with sales charge)	21.73%	13.87%	8.03%	12.23%
Average annual total return (without sales charge)	28.47%	15.10%	8.61%	12.65%
Class C
Average annual total return (with CDSC)	26.53%	14.25%	7.85%	11.79%
Average annual total return (without CDSC)	27.53%	14.25%	7.85%	11.79%
S&P 500® Index††
Average annual total return	17.90%	14.63%	7.18%	9.46%

Returns shown for Class C shares for the periods prior to its inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of the class. (Inception date: Class C — 8/28/03.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charge. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in securities of companies with strong capital appreciation potential.

†† See index description in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I and Class A.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

CAPITAL INCOME FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2017	1 Year	5 Years	Since 12/31/10*
Class I
Average annual total return	23.54%	10.93%	10.54%
Class A
Average annual total return (with sales charge)	17.29%	10.00%	9.91%
Average annual total return (without sales charge)	23.17%	11.07%	10.74%
S&P 500® Index††
Average annual total return	17.90%	14.63%	13.00%
BofA Merrill Lynch U.S. Corporate, Government and Mortgage Index††
Average annual total return	–0.42%	2.26%	3.32%

Returns shown for Class A shares for the periods prior to its inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of the class. (Inception date: Class A — 2/28/11.)

Average annual total returns with sales charge shown for Class A shares have been adjusted to reflect the applicable sales charge of the class. Returns for Class A reflect the maximum initial sales charge of 4.75%. Average annual total returns without sales charge do not reflect the sales charge. Had the sales charge been included, the Fund's returns would have been lower.

† The Fund invests primarily in dividend-paying equities and high yield fixed income securities.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

HIGH YIELD FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2017	1 Year	5 Years	Since 3/31/09*
Class I
Average annual total return	13.75%	6.92%	11.49%
Class A
Average annual total return (with sales charge)	9.20%	5.82%	10.60%
Average annual total return (without sales charge)	13.42%	6.64%	11.12%
Class C
Average annual total return (with CDSC)	11.62%	5.84%	10.38%
Average annual total return (without CDSC)	12.62%	5.84%	10.38%
BofA Merrill Lynch BB-B US High Yield Constrained Index††
Average annual total return	11.15%	6.67%	11.36%

Returns shown for Class A and Class C shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of the class. (Inception dates: Class A — 5/29/09; Class C — 12/31/12.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 3.75%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower. Effective August 29, 2014, the Fund imposes a 2.00% redemption fee on shares that are redeemed or exchanged if they have been held for 90 days or less. Returns shown do not reflect the imposition of the redemption fee. Had the redemption fee been included, the Fund's returns would have been lower.

† The Fund invests primarily in high yield securities.

†† See index description in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Schedule of Investments — June 30, 2017

Hotchkis & Wiley Diversified Value Fund

+  Sum of sectors shown is greater than 100% due to short-term securities and liabilities in excess of other assets of (0.38)%.

Largest Equity Holdings	Percent of net assets
Hewlett Packard Enterprise Company	4.96%
Citigroup, Inc.	4.94%
American International Group, Inc.	4.92%
Oracle Corp.	3.95%
Wells Fargo & Company	3.31%
Microsoft Corp.	3.31%
Bank of America Corp.	3.29%
Corning, Inc.	2.84%
Telefonaktiebolaget LM Ericsson	2.78%
Calpine Corp.	2.60%
COMMON STOCKS — 100.38%	Shares Held	Value
CONSUMER DISCRETIONARY — 11.99% Auto Components — 2.44%
Adient PLC	9,974	$652,100
The Goodyear Tire & Rubber Company	32,000	1,118,720
Magna International, Inc.	20,900	968,297
		2,739,117
Automobiles — 2.44%
General Motors Company	49,200	1,718,556
Harley-Davidson, Inc.	9,100	491,582
Honda Motor Company Ltd. — ADR	19,400	531,366
		2,741,504
Media — 5.80%
CBS Corp.	22,200	1,415,916
Comcast Corp.	41,300	1,607,396
Discovery Communications, Inc. — Class A (a)	87,300	2,254,959
Discovery Communications, Inc. — Class C (a)	26,900	678,149
Omnicom Group, Inc.	6,600	547,140
		6,503,560
Multiline Retail — 0.53%
Target Corp.	11,300	590,877
Specialty Retail — 0.78%
Bed Bath & Beyond, Inc.	28,600	869,440
TOTAL CONSUMER DISCRETIONARY		13,444,498
CONSUMER STAPLES — 1.52% Food & Staples Retailing — 0.91%
Wal-Mart Stores, Inc.	13,500	1,021,680
Food Products — 0.61%
Kellogg Company	9,800	680,708
TOTAL CONSUMER STAPLES		1,702,388
	Shares Held	Value
ENERGY — 10.21% Oil, Gas & Consumable Fuels — 10.21%
Apache Corp.	47,500	$2,276,675
Cobalt International Energy, Inc. (a) (l)	15,553	38,417
Hess Corp.	42,900	1,882,023
Kosmos Energy Ltd. (a)	92,000	589,720
Marathon Oil Corp.	191,400	2,268,090
Murphy Oil Corp.	59,400	1,522,422
Royal Dutch Shell PLC — ADR	32,662	1,737,292
Tesoro Corp.	12,100	1,132,560
TOTAL ENERGY		11,447,199
FINANCIALS — 29.80% Banks — 15.32%
Bank of America Corp.	151,922	3,685,628
CIT Group, Inc.	12,900	628,230
Citigroup, Inc.	82,774	5,535,925
Citizens Financial Group, Inc.	44,500	1,587,760
JPMorgan Chase & Company	22,300	2,038,220
Wells Fargo & Company	66,934	3,708,813
		17,184,576
Capital Markets — 4.08%
The Bank of New York Mellon Corp.	11,800	602,036
The Goldman Sachs Group, Inc.	5,100	1,131,690
Morgan Stanley	26,500	1,180,840
State Street Corp.	18,500	1,660,005
		4,574,571
Consumer Finance — 3.94%
Ally Financial, Inc.	30,700	641,630
Capital One Financial Corp.	31,500	2,602,530
Discover Financial Services	18,900	1,175,391
		4,419,551

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2017

Hotchkis & Wiley Diversified Value Fund

	Shares Held	Value
Insurance — 6.46%
American International Group, Inc.	88,200	$5,514,264
The Travelers Companies, Inc.	13,700	1,733,461
		7,247,725
TOTAL FINANCIALS		33,426,423
HEALTH CARE — 7.93% Biotechnology — 0.85%
Biogen, Inc. (a)	3,500	949,760
Health Care Equipment & Supplies — 1.70%
Medtronic PLC	13,582	1,205,402
Zimmer Biomet Holdings, Inc.	5,500	706,200
		1,911,602
Health Care Providers & Services — 2.18%
Anthem, Inc.	13,000	2,445,690
Pharmaceuticals — 3.20%
GlaxoSmithKline PLC — ADR	44,800	1,931,776
Sanofi — ADR	34,600	1,657,686
		3,589,462
TOTAL HEALTH CARE		8,896,514
INDUSTRIALS — 13.69% Aerospace & Defense — 2.90%
The Boeing Company	7,400	1,463,350
Embraer SA — ADR (l)	22,200	404,706
Rockwell Collins, Inc.	13,200	1,387,056
		3,255,112
Building Products — 2.07%
Johnson Controls International PLC	53,647	2,326,134
Electrical Equipment — 1.03%
Eaton Corp. PLC	14,800	1,151,884
Industrial Conglomerates — 2.26%
Koninklijke Philips NV	70,699	2,532,438
Machinery — 5.43%
CNH Industrial NV	180,200	2,050,676
Cummins, Inc.	16,200	2,627,964
PACCAR, Inc.	8,600	567,944
Parker-Hannifin Corp.	5,300	847,046
		6,093,630
TOTAL INDUSTRIALS		15,359,198
INFORMATION TECHNOLOGY — 18.75% Communications Equipment — 2.78%
Telefonaktiebolaget LM Ericsson — ADR	435,300	3,121,101
	Shares Held	Value
Electronic Equipment, Instruments & Components — 3.28%
Corning, Inc.	106,100	$3,188,305
TE Connectivity Ltd.	6,300	495,684
		3,683,989
IT Services — 0.47%
Teradata Corp. (a)	17,800	524,922
Software — 7.26%
Microsoft Corp.	53,800	3,708,434
Oracle Corp.	88,300	4,427,362
		8,135,796
Technology Hardware, Storage & Peripherals — 4.96%
Hewlett Packard Enterprise Company	335,200	5,560,968
TOTAL INFORMATION TECHNOLOGY		21,026,776
MATERIALS — 0.87% Containers & Packaging — 0.87%
International Paper Company	17,200	973,692
TOTAL MATERIALS		973,692
TELECOMMUNICATION SERVICES — 2.19% Wireless Telecommunication Services — 2.19%
Vodafone Group PLC — ADR	85,463	2,455,352
TOTAL TELECOMMUNICATION SERVICES		2,455,352
UTILITIES — 3.43% Electric Utilities — 0.83%
PPL Corp.	11,600	448,456
The Southern Company	10,000	478,800
		927,256
Independent Power and Renewable Electricity Producers — 2.60%
Calpine Corp. (a)	216,000	2,922,480
TOTAL UTILITIES		3,849,736
Total common stocks (Cost $135,520,779)		112,581,776
Total long-term investments (Cost $135,520,779)		112,581,776
COLLATERAL FOR SECURITIES ON LOAN — 0.21%
Money Market Funds — 0.21%
Invesco Government & Agency Portfolio — Institutional Class, 0.89%^	238,410	238,410
Total collateral for securities on loan (Cost $238,410)		238,410

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2017

Hotchkis & Wiley Diversified Value Fund

SHORT-TERM INVESTMENTS — 0.32%	Principal Amount	Value
Time Deposits — 0.32%
JPMorgan Chase & Company, 0.58%, 07/03/2017*	$359,592	$359,592
Total short-term investments (Cost $359,592)		359,592
Total investments — 100.91% (Cost $136,118,781)		113,179,778
Liabilities in excess of other assets — (0.91)%		(1,018,938)
Net assets — 100.00%		$112,160,840

(a) — Non-income producing security.

(l) — All or a portion of this security is on a loan. The total market value of securities on loan was $232,981. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

ADR — American Depositary Receipt

^ — Rate shown is the 7-day yield as of June 30, 2017.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2017

Hotchkis & Wiley Large Cap Value Fund

Largest Equity Holdings	Percent of net assets
American International Group, Inc.	5.19%
Hewlett Packard Enterprise Company	4.94%
Citigroup, Inc.	4.93%
Oracle Corp.	4.39%
Bank of America Corp.	3.61%
Wells Fargo & Company	3.52%
Microsoft Corp.	3.32%
Cummins, Inc.	2.97%
Corning, Inc.	2.91%
Telefonaktiebolaget LM Ericsson	2.83%
COMMON STOCKS — 99.94%	Shares Held	Value
CONSUMER DISCRETIONARY — 10.99% Auto Components — 1.82%
Adient PLC	46,091	$3,013,429
Magna International, Inc.	106,200	4,920,246
		7,933,675
Automobiles — 2.48%
General Motors Company	191,100	6,675,123
Harley-Davidson, Inc.	37,900	2,047,358
Honda Motor Company Ltd. — ADR	75,700	2,073,423
		10,795,904
Media — 5.27%
CBS Corp.	86,200	5,497,836
Comcast Corp.	159,000	6,188,280
Discovery Communications, Inc. — Class A (a)	336,000	8,678,880
Discovery Communications, Inc. — Class C (a)	104,200	2,626,882
		22,991,878
Multiline Retail — 0.52%
Target Corp.	43,200	2,258,928
Specialty Retail — 0.90%
Bed Bath & Beyond, Inc.	129,200	3,927,680
TOTAL CONSUMER DISCRETIONARY		47,908,065
CONSUMER STAPLES — 1.11% Food & Staples Retailing — 1.11%
Wal-Mart Stores, Inc.	64,100	4,851,088
TOTAL CONSUMER STAPLES		4,851,088
ENERGY — 10.26% Oil, Gas & Consumable Fuels — 10.26%
Apache Corp.	139,200	6,671,856
Hess Corp.	168,900	7,409,643
Marathon Oil Corp.	738,600	8,752,410
Murphy Oil Corp. (l)	358,000	9,175,540
Royal Dutch Shell PLC — ADR	156,172	8,306,789
Tesoro Corp.	46,900	4,389,840
TOTAL ENERGY		44,706,078
	Shares Held	Value
FINANCIALS — 29.90% Banks — 15.39%
Bank of America Corp.	648,949	$15,743,503
Citigroup, Inc.	321,088	21,474,365
Citizens Financial Group, Inc.	130,300	4,649,104
JPMorgan Chase & Company	107,900	9,862,060
Wells Fargo & Company	276,663	15,329,897
		67,058,929
Capital Markets — 3.88%
The Goldman Sachs Group, Inc.	29,300	6,501,670
State Street Corp.	116,200	10,426,626
		16,928,296
Consumer Finance — 3.88%
Capital One Financial Corp.	149,400	12,343,428
Discover Financial Services	73,100	4,546,089
		16,889,517
Insurance — 6.75%
American International Group, Inc.	361,800	22,619,736
The Travelers Companies, Inc.	53,900	6,819,967
		29,439,703
TOTAL FINANCIALS		130,316,445
HEALTH CARE — 7.86% Health Care Equipment & Supplies — 2.16%
Medtronic PLC	52,200	4,632,750
Zimmer Biomet Holdings, Inc.	37,400	4,802,160
		9,434,910
Health Care Providers & Services — 2.42%
Anthem, Inc.	56,100	10,554,093
Pharmaceuticals — 3.28%
GlaxoSmithKline PLC — ADR	182,800	7,882,336
Sanofi — ADR	133,400	6,391,194
		14,273,530
TOTAL HEALTH CARE		34,262,533

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2017

Hotchkis & Wiley Large Cap Value Fund

	Shares Held	Value
INDUSTRIALS — 12.79% Aerospace & Defense — 1.76%
The Boeing Company	28,400	$5,616,100
Embraer SA — ADR (l)	112,400	2,049,052
		7,665,152
Building Products — 2.08%
Johnson Controls International PLC	209,119	9,067,400
Industrial Conglomerates — 2.46%
Koninklijke Philips NV	298,605	10,696,031
Machinery — 6.05%
CNH Industrial NV	694,400	7,902,272
Cummins, Inc.	79,700	12,928,934
PACCAR, Inc.	33,400	2,205,736
Parker-Hannifin Corp.	20,900	3,340,238
		26,377,180
Professional Services — 0.44%
ManpowerGroup, Inc.	17,200	1,920,380
TOTAL INDUSTRIALS		55,726,143
INFORMATION TECHNOLOGY — 19.65% Communications Equipment — 3.60%
ARRIS International PLC (a)	119,400	3,345,588
Telefonaktiebolaget LM Ericsson — ADR	1,722,000	12,346,740
		15,692,328
Electronic Equipment, Instruments & Components — 3.40%
Corning, Inc.	422,200	12,687,110
TE Connectivity Ltd.	27,000	2,124,360
		14,811,470
Software — 7.71%
Microsoft Corp.	209,900	14,468,407
Oracle Corp.	381,900	19,148,466
		33,616,873
Technology Hardware, Storage & Peripherals — 4.94%
Hewlett Packard Enterprise Company	1,296,600	21,510,594
TOTAL INFORMATION TECHNOLOGY		85,631,265
MATERIALS — 1.77% Containers & Packaging — 1.77%
International Paper Company	136,100	7,704,621
TOTAL MATERIALS		7,704,621
TELECOMMUNICATION SERVICES — 2.61% Wireless Telecommunication Services — 2.61%
Vodafone Group PLC — ADR	396,344	11,386,963
TOTAL TELECOMMUNICATION SERVICES		11,386,963
	Shares Held	Value
UTILITIES — 3.00% Electric Utilities — 0.41%
PPL Corp.	46,100	$1,782,226
Independent Power and Renewable Electricity Producers — 2.59%
Calpine Corp. (a)	833,100	11,271,843
TOTAL UTILITIES		13,054,069
Total common stocks (Cost $465,318,136)		435,547,270
Total long-term investments (Cost $465,318,136)		435,547,270
COLLATERAL FOR SECURITIES ON LOAN — 0.68%
Money Market Funds — 0.68%
Invesco Government & Agency Portfolio — Institutional Class, 0.89%^	2,956,605	2,956,605
Total collateral for securities on loan (Cost $2,956,605)		2,956,605
SHORT-TERM INVESTMENTS — 0.16%	Principal Amount
Time Deposits — 0.16%
Standard Chartered Bank, 0.58%, 07/03/2017*	$713,246	713,246
Total short-term investments (Cost $713,246)		713,246
Total investments — 100.78% (Cost $468,987,987)		439,217,121
Liabilities in excess of other assets — (0.78)%		(3,385,177)
Net assets — 100.00%		$435,831,944

(a) — Non-income producing security.

(l) — All or a portion of this security is on loan. The total market value of securities on loan was $2,890,302. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

ADR — American Depositary Receipt

^ — Rate shown is the 7-day yield as of June 30, 2017.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2017

Hotchkis & Wiley Mid-Cap Value Fund

Largest Equity Holdings	Percent of net assets
Popular, Inc.	4.88%
Calpine Corp.	4.12%
ARRIS International PLC	4.03%
The Goodyear Tire & Rubber Company	3.55%
Citizens Financial Group, Inc.	3.34%
Kosmos Energy Ltd.	3.27%
Ophir Energy PLC	3.14%
Telefonaktiebolaget LM Ericsson	3.10%
CIT Group, Inc.	2.96%
Royal Mail PLC	2.89%
COMMON STOCKS — 99.20%	Shares Held	Value
CONSUMER DISCRETIONARY — 19.22% Auto Components — 5.35%
Adient PLC	232,400	$15,194,312
The Goodyear Tire & Rubber Company	2,043,200	71,430,272
Magna International, Inc.	455,400	21,098,682
		107,723,266
Household Durables — 2.63%
TRI Pointe Group, Inc. (a)	4,018,900	53,009,291
Media — 4.16%
Discovery Communications, Inc. — Class A (a)	1,752,500	45,267,075
Discovery Communications, Inc. — Class C (a)	408,600	10,300,806
News Corp.	2,047,700	28,053,490
		83,621,371
Multiline Retail — 1.58%
Kohl's Corp.	820,400	31,724,868
Specialty Retail — 5.50%
Bed Bath & Beyond, Inc.	1,803,000	54,811,200
Office Depot, Inc.	9,087,000	51,250,680
Rent-A-Center, Inc. (l)	391,000	4,582,520
		110,644,400
TOTAL CONSUMER DISCRETIONARY		386,723,196
CONSUMER STAPLES — 1.45% Food Products — 1.45%
Bunge Ltd.	391,200	29,183,520
TOTAL CONSUMER STAPLES		29,183,520
ENERGY — 20.64% Energy Equipment & Services — 5.35%
C&J Energy Services, Inc. (a)	779,200	26,703,184
Frank's International NV (l)	1,073,600	8,900,144
McDermott International, Inc. (a)	3,120,000	22,370,400
Superior Energy Services, Inc. (a)	2,430,600	25,351,158
Weatherford International PLC (a) (l)	6,297,700	24,372,099
		107,696,985
	Shares Held	Value
Oil, Gas & Consumable Fuels — 15.29%
Cairn Energy PLC (a) (v)	22,666,400	$50,890,582
Cobalt International Energy, Inc. (a) (l)	1,105,200	2,729,844
Hess Corp.	215,100	9,436,437
InterOil Corp. — Escrow (a) (f) (i)	110,300	461,054
Kosmos Energy Ltd. (a)	10,279,600	65,892,236
Marathon Oil Corp.	1,659,100	19,660,335
Murphy Oil Corp.	979,500	25,104,585
Ophir Energy PLC (a) (o) (v)	56,973,900	63,100,794
Sanchez Energy Corp. (a) (l)	2,523,000	18,115,140
Whiting Petroleum Corp. (a)	9,496,300	52,324,613
		307,715,620
TOTAL ENERGY		415,412,605
FINANCIALS — 22.91% Banks — 13.84%
CIT Group, Inc.	1,225,124	59,663,539
Citizens Financial Group, Inc.	1,882,100	67,153,328
Fifth Third Bancorp	203,700	5,288,052
Popular, Inc.	2,355,500	98,247,905
Regions Financial Corp.	2,880,600	42,171,984
SunTrust Banks, Inc.	104,400	5,921,568
		278,446,376
Consumer Finance — 3.72%
Ally Financial, Inc.	1,375,300	28,743,770
Santander Consumer USA Holdings, Inc. (a)	2,108,500	26,904,460
Synchrony Financial	641,000	19,114,620
		74,762,850
Insurance — 4.62%
CNO Financial Group, Inc.	1,629,400	34,021,872
Enstar Group Ltd. (a)	47,100	9,356,415
Willis Towers Watson PLC	341,377	49,656,698
		93,034,985

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2017

Hotchkis & Wiley Mid-Cap Value Fund

	Shares Held	Value
Thrifts & Mortgage Finance — 0.73%
PHH Corp. (a)	1,069,000	$14,720,130
TOTAL FINANCIALS		460,964,341
HEALTH CARE — 1.88% Health Care Equipment & Supplies — 0.52%
Zimmer Biomet Holdings, Inc.	81,400	10,451,760
Health Care Providers & Services — 0.33%
LifePoint Health, Inc. (a)	98,000	6,580,700
Pharmaceuticals — 1.03%
Mallinckrodt PLC (a)	462,700	20,733,587
TOTAL HEALTH CARE		37,766,047
INDUSTRIALS — 8.76% Aerospace & Defense — 1.08%
Embraer SA — ADR	1,190,700	21,706,461
Air Freight & Logistics — 2.89%
Royal Mail PLC (v)	10,597,200	58,133,036
Machinery — 4.01%
Allison Transmission Holdings, Inc.	277,400	10,405,274
Cummins, Inc.	167,400	27,155,628
Navistar International Corp. (a)	1,646,300	43,182,449
		80,743,351
Road & Rail — 0.78%
Avis Budget Group, Inc. (a) (l)	577,900	15,759,333
TOTAL INDUSTRIALS		176,342,181
INFORMATION TECHNOLOGY — 17.29% Communications Equipment — 7.13%
ARRIS International PLC (a)	2,895,900	81,143,118
Telefonaktiebolaget LM Ericsson — ADR	8,694,300	62,338,131
		143,481,249
Electronic Equipment, Instruments & Components — 5.20%
Avnet, Inc.	915,100	35,579,088
CDW Corp.	388,600	24,299,158
Corning, Inc.	1,489,300	44,753,465
		104,631,711
IT Services — 0.78%
Teradata Corp. (a)	534,800	15,771,252
Semiconductors & Semiconductor Equipment — 1.41%
Marvell Technology Group Ltd.	1,719,200	28,401,184
Technology Hardware, Storage & Peripherals — 2.77%
Hewlett Packard Enterprise Company	3,357,800	55,705,902
TOTAL INFORMATION TECHNOLOGY		347,991,298
REAL ESTATE — 0.91% Equity Real Estate Investment Trusts — 0.91%
The GEO Group, Inc.	618,150	18,278,696
TOTAL REAL ESTATE		18,278,696
	Shares Held		Value
UTILITIES — 6.14% Independent Power and Renewable Electricity Producers — 6.14%
Calpine Corp. (a)		6,121,100	$82,818,483
NRG Energy, Inc.		2,368,200	40,780,404
TOTAL UTILITIES			123,598,887
Total common stocks (Cost $2,095,425,307)			1,996,260,771
Total long-term investments (Cost $2,095,425,307)			1,996,260,771
COLLATERAL FOR SECURITIES ON LOAN — 2.61%
Money Market Funds — 2.61%
Invesco Government & Agency Portfolio — Institutional Class, 0.89%^		52,415,526	52,415,526
Total collateral for securities on loan (Cost $52,415,526)			52,415,526
SHORT-TERM INVESTMENTS — 0.00%	Principal Amount
Time Deposits — 0.00%
Brown Brothers Harriman & Co., 0.05%, 07/03/2017*	GBP	49	64
Total short-term investments (Cost $60)			64
Total investments — 101.81% (Cost $2,147,840,893)			2,048,676,361
Liabilities in excess of other assets — (1.81)%			(36,336,384)
Net assets — 100.00%			$2,012,339,977

(a) — Non-income producing security.

(f) — Security was fair valued under guidelines established by and under the general supervision and responsibility of the Trust's Board of Trustees. The total market value of these securities was $461,054, which represented 0.02% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

(i) — Illiquid security.

(l) — All or a portion of this security is on a loan. The total market value of securities on loan was $50,900,796. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(o) — Affiliated issuer. See Note 6 in Notes to the Financial Statements.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $172,124,412, which represented 8.55% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

GBP — British Pounds

^ — Rate shown is the 7-day yield as of June 30, 2017.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2017

Hotchkis & Wiley Small Cap Value Fund

Largest Equity Holdings	Percent of net assets
WestJet Airlines Ltd.	4.55%
Enstar Group Ltd.	4.31%
ARRIS International PLC	4.27%
EnPro Industries, Inc.	4.22%
Seritage Growth Properties	3.63%
Popular, Inc.	3.45%
Horace Mann Educators Corp.	3.44%
KBR, Inc.	3.38%
TRI Pointe Group, Inc.	3.36%
Masonite International Corp.	3.14%
COMMON STOCKS — 98.30%	Shares Held	Value
CONSUMER DISCRETIONARY — 10.45% Hotels, Restaurants & Leisure — 0.31%
Ruby Tuesday, Inc. (a)	1,203,500	$2,419,035
Household Durables — 3.85%
M/I Homes, Inc. (a)	134,200	3,831,410
TRI Pointe Group, Inc. (a)	1,977,700	26,085,863
		29,917,273
Media — 1.07%
MDC Partners, Inc. (a)	835,800	8,274,420
Specialty Retail — 5.22%
Group 1 Automotive, Inc.	64,600	4,090,472
Office Depot, Inc.	3,220,500	18,163,620
Sonic Automotive, Inc.	942,200	18,325,790
		40,579,882
TOTAL CONSUMER DISCRETIONARY		81,190,610
ENERGY — 7.55% Energy Equipment & Services — 3.02%
C&J Energy Services, Inc. (a)	327,600	11,226,852
Frank's International NV (l)	392,100	3,250,509
Key Energy Services, Inc. (a) (l)	91,000	1,750,840
McDermott International, Inc. (a)	1,005,300	7,208,001
		23,436,202
Oil, Gas & Consumable Fuels — 4.53%
Cairn Energy PLC (a) (v)	1,371,100	3,078,393
Cobalt International Energy, Inc. (a) (l)	179,260	442,772
Energy XXI Gulf Coast, Inc. (a)	404,700	7,515,279
Kosmos Energy Ltd. (a)	1,474,200	9,449,622
PBF Energy, Inc. (l)	377,300	8,398,698
Rockhopper Exploration PLC (a)	4,963,300	1,502,992
Whiting Petroleum Corp. (a)	869,500	4,790,945
		35,178,701
TOTAL ENERGY		58,614,903
	Shares Held	Value
FINANCIALS — 26.43% Banks — 11.73%
Associated Banc-Corp	442,300	$11,145,960
The Bank of NT Butterfield & Son Ltd.	223,200	7,611,120
First BanCorp (a)	2,088,300	12,091,257
First Hawaiian, Inc.	373,900	11,448,818
First Horizon National Corp.	926,431	16,138,428
Investors Bancorp, Inc.	253,300	3,384,088
Popular, Inc.	641,600	26,761,136
TCF Financial Corp.	158,600	2,528,084
		91,108,891
Capital Markets — 1.24%
Oppenheimer Holdings, Inc.	585,800	9,607,120
Consumer Finance — 0.86%
SLM Corp. (a)	582,600	6,699,900
Insurance — 12.09%
CNO Financial Group, Inc.	923,200	19,276,416
Enstar Group Ltd. (a)	168,479	33,468,353
Global Indemnity Ltd. (a)	373,436	14,478,114
Horace Mann Educators Corp.	706,000	26,686,800
		93,909,683
Thrifts & Mortgage Finance — 0.51%
PHH Corp. (a)	286,600	3,946,482
TOTAL FINANCIALS		205,272,076
HEALTH CARE — 3.92% Health Care Equipment & Supplies — 0.92%
Invacare Corp.	542,600	7,162,320
Health Care Providers & Services — 3.00%
Hanger, Inc. (a)	1,606,600	19,118,540
LifePoint Health, Inc. (a)	61,800	4,149,870
		23,268,410
TOTAL HEALTH CARE		30,430,730

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2017

Hotchkis & Wiley Small Cap Value Fund

	Shares Held	Value
INDUSTRIALS — 30.40% Aerospace & Defense — 1.79%
Embraer SA — ADR (l)	760,600	$13,865,738
Airlines — 4.55%
WestJet Airlines Ltd.	1,979,600	35,339,096
Building Products — 3.65%
Armstrong Flooring, Inc. (a)	220,700	3,965,979
Masonite International Corp. (a)	322,800	24,371,400
		28,337,379
Commercial Services & Supplies — 1.23%
LSC Communications, Inc.	447,900	9,585,060
Construction & Engineering — 5.29%
KBR, Inc.	1,725,700	26,265,154
Tutor Perini Corp. (a)	516,400	14,846,500
		41,111,654
Machinery — 7.92%
EnPro Industries, Inc.	459,200	32,773,104
Meritor, Inc. (a)	876,800	14,563,648
Miller Industries, Inc.	449,100	11,160,135
Navistar International Corp. (a)	114,200	2,995,466
		61,492,353
Marine — 2.15%
Matson, Inc.	556,700	16,723,268
Professional Services — 1.17%
Hudson Global, Inc. (a) (o)	2,187,600	2,931,384
Korn/Ferry International	178,800	6,173,964
		9,105,348
Trading Companies & Distributors — 2.65%
Rush Enterprises, Inc. (a)	553,700	20,586,566
TOTAL INDUSTRIALS		236,146,462
INFORMATION TECHNOLOGY — 5.90% Communications Equipment — 4.27%
ARRIS International PLC (a)	1,184,100	33,178,482
Semiconductors & Semiconductor Equipment — 1.63%
Diodes, Inc. (a)	525,200	12,620,556
TOTAL INFORMATION TECHNOLOGY		45,799,038
MATERIALS — 1.65% Chemicals — 0.79%
American Vanguard Corp.	355,500	6,132,375
Metals & Mining — 0.86%
Noranda Aluminum Holding Corp. (a) (o)	800,300	17,607
Real Industry, Inc. (a) (o)	2,307,708	6,692,353
		6,709,960
TOTAL MATERIALS		12,842,335
	Shares Held		Value
REAL ESTATE — 8.13% Equity Real Estate Investment Trusts — 8.13%
The GEO Group, Inc.		414,744	$12,263,980
Granite Real Estate Investment Trust		441,100	17,573,424
New York REIT, Inc. (a)		356,500	3,080,160
Pebblebrook Hotel Trust (l)		63,600	2,050,464
Seritage Growth Properties (l)		671,600	28,173,620
TOTAL REAL ESTATE			63,141,648
UTILITIES — 3.87% Electric Utilities — 3.87%
Great Plains Energy, Inc.		542,500	15,884,400
Portland General Electric Company		310,500	14,186,745
TOTAL UTILITIES			30,071,145
Total common stocks (Cost $693,355,663)			763,508,947
Total long-term investments (Cost $693,355,663)			763,508,947
COLLATERAL FOR SECURITIES ON LOAN — 4.44%
Money Market Funds — 4.44%
Invesco Government & Agency Portfolio — Institutional Class, 0.89%^		34,458,500	34,458,500
Total collateral for securities on loan (Cost $34,458,500)			34,458,500
SHORT-TERM INVESTMENTS — 1.36%	Principal Amount
Time Deposits — 1.36%
Royal Bank of Canada, 0.05%, 07/04/2017*	CAD	235,573	181,657
Standard Chartered Bank., 0.58%, 07/03/2017*		$10,401,367	10,401,367
Total short-term investments (Cost $10,583,024)			10,583,024
Total investments — 104.10% (Cost $738,397,187)			808,550,471
Liabilities in excess of other assets — (4.10)%			(31,861,720)
Net assets — 100.00%			$776,688,751

(a) — Non-income producing security.

(l) — All or a portion of this security is on loan. The total market value of securities on loan was $33,662,737. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(o) — Affiliated issuer. See Note 6 in the Notes to Financial Statements.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $3,078,393, which represented 0.40% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

^ — Rate shown is the 7-day yield as of June 30, 2017.

CAD — Canadian Dollars

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2017

Hotchkis & Wiley Small Cap Diversified Value Fund

Largest Equity Holdings	Percent of net assets
Fifth Street Asset Management, Inc.	0.51%
Renewable Energy Group, Inc.	0.49%
Kosmos Energy Ltd.	0.49%
The Bancorp, Inc.	0.48%
Granite Real Estate Investment Trust	0.46%
Nelnet, Inc.	0.46%
Star Gas Partners LP	0.46%
Hurco Companies, Inc.	0.46%
AdvanSix, Inc.	0.46%
LifePoint Health, Inc.	0.45%
COMMON STOCKS — 98.58%	Shares Held	Value
CONSUMER DISCRETIONARY — 15.18% Auto Components — 2.19%
American Axle & Manufacturing Holdings, Inc. (a)	3,884	$60,590
Cooper Tire & Rubber Company	2,152	77,687
Cooper-Standard Holding, Inc. (a)	168	16,946
Dana, Inc.	2,063	46,067
Gentherm, Inc. (a)	1,021	39,615
Standard Motor Products, Inc.	431	22,507
Strattec Security Corp.	2,201	77,915
Tenneco, Inc.	1,114	64,423
Tower International, Inc.	1,408	31,610
		437,360
Distributors — 0.29%
Weyco Group, Inc.	2,091	58,297
Diversified Consumer Services — 0.89%
American Public Education, Inc. (a)	3,524	83,343
Capella Education Company	239	20,458
Liberty Tax, Inc.	3,993	51,709
Sotheby's (a)	406	21,790
		177,300
Hotels, Restaurants & Leisure — 1.13%
El Pollo Loco Holdings, Inc. (a)	5,016	69,471
ILG, Inc.	2,873	78,978
Marriott Vacations Worldwide Corp.	218	25,670
Tropicana Entertainment, Inc. (a)	1,211	51,589
		225,708
	Shares Held	Value
Household Durables — 3.04%
Century Communities, Inc. (a)	1,466	$36,357
CSS Industries, Inc.	2,364	61,842
Green Brick Partners, Inc. (a)	3,860	44,197
Hooker Furniture Corp.	1,831	75,346
LGI Homes, Inc. (a)	609	24,470
M/I Homes, Inc. (a)	3,129	89,333
Taylor Morrison Home Corp. (a)	2,677	64,275
TRI Pointe Group, Inc. (a)	6,550	86,395
William Lyon Homes (a)	1,867	45,069
ZAGG, Inc. (a)	9,353	80,903
		608,187
Internet & Catalog Retail — 0.48%
HSN, Inc.	1,584	50,530
PetMed Express, Inc.	1,120	45,472
		96,002
Leisure Products — 0.74%
Johnson Outdoors, Inc.	535	25,792
Malibu Boats, Inc. (a)	898	23,231
MCBC Holdings, Inc. (a)	2,014	39,374
Vista Outdoor, Inc. (a)	2,665	59,989
		148,386
Media — 1.12%
Entercom Communications Corp.	5,688	58,870
Gray Television, Inc. (a)	1,365	18,701
MSG Networks, Inc. (a)	2,548	57,203
Saga Communications, Inc.	1,132	51,789
Salem Media Group, Inc.	5,324	37,800
		224,363
Multiline Retail — 0.31%
Dillard's, Inc.	1,072	61,844

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2017

Hotchkis & Wiley Small Cap Diversified Value Fund

	Shares Held	Value
Specialty Retail — 3.33%
American Eagle Outfitters, Inc.	2,773	$33,415
Asbury Automotive Group, Inc. (a)	1,126	63,675
Barnes & Noble Education, Inc. (a)	4,027	42,807
Boot Barn Holdings, Inc. (a)	2,493	17,650
The Buckle, Inc.	3,435	61,143
The Cato Corp.	3,401	59,824
GameStop Corp.	3,039	65,673
Hibbett Sports, Inc. (a)	1,675	34,756
Lithia Motors, Inc.	651	61,344
Office Depot, Inc.	15,395	86,828
RH (a)	515	33,228
Sonic Automotive, Inc.	4,175	81,204
Sportsman's Warehouse Holdings, Inc. (a)	4,175	22,545
		664,092
Textiles, Apparel & Luxury Goods — 1.66%
Cherokee, Inc. (a)	7,874	54,724
Deckers Outdoor Corp. (a)	335	22,867
Fossil Group, Inc. (a)	1,181	12,223
G-III Apparel Group Ltd. (a)	2,990	74,601
Movado Group, Inc.	2,739	69,160
Rocky Brands, Inc.	4,280	57,566
Steven Madden Ltd. (a)	1,013	40,469
		331,610
TOTAL CONSUMER DISCRETIONARY		3,033,149
CONSUMER STAPLES — 2.64% Food & Staples Retailing — 0.59%
SpartanNash Company	1,137	29,517
United Natural Foods, Inc. (a)	900	33,030
Village Super Market, Inc.	2,129	55,183
		117,730
Food Products — 0.74%
Cal-Maine Foods, Inc. (a)	1,489	58,964
Omega Protein Corp.	805	14,410
Sanderson Farms, Inc.	651	75,288
		148,662
Personal Products — 0.85%
Medifast, Inc.	505	20,942
Natural Health Trends Corp.	1,395	38,851
Nature's Sunshine Products, Inc.	1,507	19,968
Nu Skin Enterprises, Inc.	357	22,434
Nutraceutical International Corp.	592	24,657
USANA Health Sciences, Inc. (a)	654	41,921
		168,773
	Shares Held	Value
Tobacco — 0.46%
Turning Point Brands, Inc. (a)	2,536	$38,902
Universal Corp.	821	53,119
		92,021
TOTAL CONSUMER STAPLES		527,186
ENERGY — 6.40% Energy Equipment & Services — 2.16%
Diamond Offshore Drilling, Inc. (a)	3,470	37,580
Dril-Quip, Inc. (a)	1,509	73,639
Frank's International NV	10,513	87,153
Matrix Service Company (a)	7,079	66,189
McDermott International, Inc. (a)	11,841	84,900
Oceaneering International, Inc.	2,246	51,299
SEACOR Holdings, Inc. (a)	581	19,928
SEACOR Marine Holdings, Inc. (a)	584	11,890
		432,578
Oil, Gas & Consumable Fuels — 4.24%
Alon USA Energy, Inc.	1,491	19,860
Alon USA Partners LP	7,828	82,037
BP Prudhoe Bay Royalty Trust	3,727	80,503
Cobalt International Energy, Inc. (a)	3,341	8,252
CVR Energy, Inc.	3,912	85,125
CVR Refining LP (a)	8,559	81,311
Delek US Holdings, Inc.	1,492	39,448
DHT Holdings, Inc.	7,861	32,623
Green Plains, Inc.	821	16,872
International Seaways, Inc. (a)	3,824	82,866
Kosmos Energy Ltd. (a)	15,124	96,945
Pacific Ethanol, Inc. (a)	2,700	16,875
Renewable Energy Group, Inc. (a)	7,572	98,058
REX American Resources Corp. (a)	637	61,509
Teekay Tankers Ltd.	23,432	44,052
		846,336
TOTAL ENERGY		1,278,914
FINANCIALS — 32.86% Banks — 18.41%
Access National Corp.	1,344	35,643
American National Bankshares, Inc.	1,077	39,795
American River Bankshares	3,754	54,471
Ames National Corp.	1,168	35,741
Associated Banc-Corp	3,459	87,167
Auburn National Bancorporation, Inc.	1,720	64,311
The Bancorp, Inc. (a)	12,671	96,045
Bank of Commerce Holdings	3,662	40,465
Bank of Marin Bancorp	867	53,364

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2017

Hotchkis & Wiley Small Cap Diversified Value Fund

	Shares Held	Value
The Bank of NT Butterfield & Son Ltd.	1,774	$60,493
Bar Harbor Bankshares	1,268	39,080
BCB Bancorp, Inc.	3,508	53,672
Blue Hills Bancorp, Inc.	1,043	18,670
C&F Financial Corp.	1,728	81,043
Cambridge Bancorp	577	38,803
Carolina Financial Corp.	2,604	84,161
CB Financial Services, Inc.	3,041	79,370
Chemung Financial Corp.	1,517	62,015
City Holding Company	619	40,774
Codorus Valley Bancorp, Inc.	1,410	40,044
Community Trust Bancorp, Inc.	827	36,181
County Bancorp, Inc.	1,570	37,680
Enterprise Bancorp, Inc.	1,262	44,851
First BanCorp (a)	14,924	86,410
First Citizens BancShares, Inc.	172	64,104
First Financial Corp.	1,735	82,066
First Horizon National Corp.	3,284	57,207
First Internet Bancorp	1,958	54,922
First Mid-Illinois Bancshares, Inc.	582	19,928
First Northwest Bancorp (a)	3,741	58,996
First South Bancorp, Inc.	4,839	80,037
Flushing Financial Corp.	1,319	37,183
Franklin Financial Services Corp.	2,473	78,209
Hawthorn Bancshares, Inc.	879	18,279
HomeTrust Bancshares, Inc. (a)	815	19,886
Hope Bancorp, Inc.	2,009	37,468
Howard Bancorp, Inc. (a)	1,088	20,944
International Bancshares Corp.	2,340	82,017
Landmark Bancorp, Inc.	629	19,373
Live Oak Bancshares, Inc.	904	21,877
Midland States Bancorp, Inc.	577	19,341
MidSouth Bancorp, Inc.	5,112	60,066
National Bankshares, Inc.	1,489	60,751
Northeast Bancorp	2,934	59,707
Northrim BanCorp, Inc.	2,570	78,128
Norwood Financial Corp.	1,956	82,641
OFG Bancorp	8,297	82,970
Ohio Valley Banc Corp.	1,997	71,992
Orrstown Financial Services, Inc.	3,380	77,233
Parke Bancorp, Inc.	3,867	86,621
Peapack Gladstone Financial Corp.	1,305	40,833
Penns Woods Bancorp, Inc.	382	15,731
Peoples Bancorp of North Carolina, Inc.	2,037	64,369
Peoples Financial Services Corp.	929	40,625
	Shares Held	Value
Popular, Inc.	2,122	$88,508
Premier Financial Bancorp, Inc.	3,604	74,278
Republic Bancorp, Inc.	2,302	82,181
S&T Bancorp, Inc.	567	20,333
Salisbury Bancorp, Inc.	487	20,186
Shore Bancshares, Inc.	2,352	38,690
SmartFinancial, Inc. (a)	923	22,041
State Bank Financial Corp.	1,420	38,510
Sunshine Bancorp, Inc. (a)	1,890	40,276
TCF Financial Corp.	2,290	36,503
TriCo Bancshares	2,158	75,854
Triumph Bancorp, Inc. (a)	3,563	87,472
Trustmark Corp.	2,510	80,722
United Security Bancshares	5,228	48,359
West Bancorporation, Inc.	889	21,025
		3,678,691
Capital Markets — 2.10%
Ellington Financial LLC	4,794	77,711
Fifth Street Asset Management, Inc.	20,855	101,147
Manning & Napier, Inc.	9,720	42,282
Och-Ziff Capital Management Group LLC	31,410	80,410
Oppenheimer Holdings, Inc.	4,536	74,390
Waddell & Reed Financial, Inc.	2,283	43,103
		419,043
Consumer Finance — 0.46%
Nelnet, Inc.	1,975	92,845
Insurance — 6.34%
Ambac Financial Group, Inc. (a)	4,664	80,920
Aspen Insurance Holdings Ltd.	1,423	70,937
Atlas Financial Holdings, Inc. (a)	5,752	85,705
EMC Insurance Group, Inc.	2,731	75,867
Enstar Group Ltd. (a)	392	77,871
Global Indemnity Ltd. (a)	2,199	85,255
Greenlight Capital Re Ltd. (a)	3,508	73,317
Hallmark Financial Services, Inc. (a)	6,775	76,354
Horace Mann Educators Corp.	1,831	69,212
Kemper Corp.	1,964	75,810
MBIA, Inc. (a)	9,355	88,218
National Western Life Group, Inc.	247	78,946
State Auto Financial Corp.	3,130	80,535
State National Companies, Inc.	4,465	82,067
Third Point Reinsurance Ltd. (a)	6,454	89,711
United Fire Group, Inc.	1,751	77,149
		1,267,874
The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2017

Hotchkis & Wiley Small Cap Diversified Value Fund

	Shares Held	Value
Mortgage Real Estate Investment Trusts — 1.27%
Ares Commercial Real Estate Corp.	2,863	$37,477
Cherry Hill Mortgage Investment Corp.	992	18,322
Great Ajax Corp.	2,630	36,767
MTGE Investment Corp.	2,258	42,450
Owens Realty Mortgage, Inc.	2,158	36,600
PennyMac Mortgage Investment Trust	2,139	39,122
Resource Capital Corp.	4,189	42,603
		253,341
Thrifts & Mortgage Finance — 4.28%
Capitol Federal Financial, Inc.	1,297	18,430
Clifton Bancorp, Inc.	2,389	39,490
Dime Community Bancshares, Inc.	3,811	74,696
Entegra Financial Corp. (a)	818	18,610
ESSA Bancorp, Inc.	3,940	57,997
Flagstar Bancorp, Inc. (a)	704	21,697
Home Bancorp, Inc.	1,098	46,687
HomeStreet, Inc. (a)	2,915	80,673
Northfield Bancorp, Inc.	1,059	18,162
Oritani Financial Corp.	3,407	58,089
PennyMac Financial Services, Inc. (a)	2,380	39,746
Provident Financial Holdings, Inc.	4,177	80,407
Prudential Bancorp, Inc.	1,051	19,086
SI Financial Group, Inc.	1,345	21,655
Territorial Bancorp, Inc.	1,673	52,181
Timberland Bancorp, Inc.	2,707	68,406
TrustCo Bank Corp.	7,213	55,901
Washington Federal, Inc.	2,516	83,530
		855,443
TOTAL FINANCIALS		6,567,237
HEALTH CARE — 4.08% Biotechnology — 0.72%
Emergent BioSolutions, Inc. (a)	1,918	65,039
Myriad Genetics, Inc. (a)	3,006	77,675
		142,714
Health Care Equipment & Supplies — 1.19%
Anika Therapeutics, Inc. (a)	1,320	65,129
Exactech, Inc. (a)	704	20,979
LivaNova PLC (a)	1,354	82,878
Meridian Bioscience, Inc.	4,416	69,552
		238,538
	Shares Held	Value
Health Care Providers & Services — 1.67%
Aceto Corp.	1,304	$20,147
The Ensign Group, Inc.	2,071	45,086
Kindred Healthcare, Inc. (a)	2,422	28,216
LHC Group, Inc. (a)	376	25,527
LifePoint Health, Inc. (a)	1,352	90,786
Magellan Health, Inc. (a)	1,165	84,929
National HealthCare Corp.	238	16,693
Surgery Partners, Inc. (a)	977	22,227
		333,611
Health Care Technology — 0.22%
Quality Systems, Inc. (a)	2,543	43,765
Pharmaceuticals — 0.28%
Lannett Company, Inc. (a)	1,854	37,822
Sucampo Pharmaceuticals, Inc. (a)	1,762	18,501
		56,323
TOTAL HEALTH CARE		814,951
INDUSTRIALS — 16.31% Aerospace & Defense — 0.86%
Ducommun, Inc. (a)	1,400	44,212
National Presto Industries, Inc.	577	63,758
Vectrus, Inc. (a)	1,952	63,089
		171,059
Air Freight & Logistics — 0.15%
Forward Air Corp.	279	14,865
Hub Group, Inc. (a)	391	14,995
		29,860
Building Products — 0.91%
Caesarstone Ltd. (a)	1,717	60,181
CSW Industrials, Inc. (a)	1,072	41,433
Masonite International Corp. (a)	1,061	80,105
		181,719

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2017

Hotchkis & Wiley Small Cap Diversified Value Fund

	Shares Held	Value
Commercial Services & Supplies — 2.65%
The Brink's Company	361	$24,187
Deluxe Corp.	753	52,123
Essendant, Inc.	3,976	58,964
Herman Miller, Inc.	2,580	78,432
McGrath RentCorp	574	19,878
NL Industries, Inc. (a)	4,526	31,908
Performant Financial Corp. (a)	36,288	75,842
Pitney Bowes, Inc.	4,522	68,282
Steelcase, Inc.	790	11,060
Team, Inc. (a)	1,554	36,441
UniFirst Corp.	257	36,160
West Corp.	1,549	36,123
		529,400
Construction & Engineering — 1.06%
KBR, Inc.	5,681	86,464
Orion Group Holdings, Inc. (a)	2,533	18,922
Primoris Services Corp.	830	20,700
Tutor Perini Corp. (a)	2,965	85,244
		211,330
Electrical Equipment — 1.35%
Allied Motion Technologies, Inc.	2,783	75,753
Babcock & Wilcox Enterprises, Inc. (a)	7,314	86,013
Preformed Line Products Company	1,165	54,079
Thermon Group Holdings, Inc. (a)	2,878	55,171
		271,016
	Shares Held	Value
Machinery — 4.99%
Chart Industries, Inc. (a)	563	$19,553
Columbus McKinnon Corp.	934	23,742
The Eastern Company	2,163	64,998
Graham Corp.	1,644	32,321
The Greenbrier Companies, Inc.	1,774	82,048
Hardinge, Inc.	1,816	22,555
Harsco Corp. (a)	2,994	48,203
Hurco Companies, Inc.	2,627	91,287
Hyster-Yale Materials Handling, Inc.	1,049	73,692
Kadant, Inc.	625	47,000
LB Foster Company	3,316	71,128
Luxfer Holdings PLC — ADR	3,560	45,532
Meritor, Inc. (a)	4,614	76,639
Miller Industries, Inc.	2,906	72,214
Mueller Industries, Inc.	1,135	34,561
Navistar International Corp. (a)	2,940	77,116
Park-Ohio Holdings Corp.	1,606	61,189
Supreme Industries, Inc.	1,993	32,785
Wabash National Corp.	922	20,266
		996,829
Marine — 0.40%
Matson, Inc.	2,640	79,306
Professional Services — 2.31%
Barrett Business Services, Inc.	724	41,478
CBIZ, Inc. (a)	2,847	42,705
CRA International, Inc.	536	19,468
FTI Consulting, Inc. (a)	1,681	58,768
Heidrick & Struggles International, Inc.	1,466	31,886
Hill International, Inc. (a)	3,910	20,332
Kelly Services, Inc.	874	19,621
Korn/Ferry International	2,432	83,977
Resources Connection, Inc.	4,566	62,554
RPX Corp. (a)	5,832	81,356
		462,145
Road & Rail — 0.74%
Celadon Group, Inc.	18,593	58,568
Roadrunner Transportation Systems, Inc. (a)	8,895	64,667
Saia, Inc. (a)	498	25,547
		148,782

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2017

Hotchkis & Wiley Small Cap Diversified Value Fund

	Shares Held	Value
Trading Companies & Distributors — 0.89%
Houston Wire & Cable Company (a)	5,644	$29,631
Rush Enterprises, Inc. (a)	2,218	82,465
Titan Machinery, Inc. (a)	1,403	25,226
WESCO International, Inc. (a)	722	41,371
		178,693
TOTAL INDUSTRIALS		3,260,139
INFORMATION TECHNOLOGY — 8.91% Communications Equipment — 1.96%
ClearOne, Inc.	5,847	55,254
Comtech Telecommunications Corp.	3,859	73,205
Digi International, Inc. (a)	4,141	42,031
Extreme Networks, Inc. (a)	8,066	74,369
NETGEAR, Inc. (a)	364	15,688
Plantronics, Inc.	358	18,727
Silicom Ltd.	1,221	54,164
TESSCO Technologies, Inc.	4,463	59,358
		392,796
Electronic Equipment, Instruments & Components — 2.79%
Anixter International, Inc. (a)	239	18,690
AVX Corp.	3,561	58,187
Benchmark Electronics, Inc. (a)	592	19,122
Daktronics, Inc.	2,084	20,069
ePlus, Inc. (a)	290	21,489
Insight Enterprises, Inc. (a)	1,375	54,986
Methode Electronics, Inc.	436	17,963
MTS Systems Corp.	1,083	56,099
Park Electrochemical Corp.	1,032	19,009
PC Connection, Inc.	2,221	60,100
Plexus Corp. (a)	331	17,401
ScanSource, Inc. (a)	1,350	54,405
Tech Data Corp. (a)	812	82,013
Vishay Intertechnology, Inc.	3,479	57,751
		557,284
Internet Software & Services — 0.41%
DHI Group, Inc. (a)	13,304	37,916
Travelzoo (a)	3,984	43,625
		81,541
IT Services — 1.24%
Computer Services, Inc.	863	40,561
NeuStar, Inc. (a)	2,270	75,705
Syntel, Inc.	4,525	76,744
Virtusa Corp. (a)	1,856	54,566
		247,576
	Shares Held	Value
Semiconductors & Semiconductor Equipment — 1.95%
Ambarella, Inc. (a)	342	$16,604
Amkor Technology, Inc. (a)	3,516	34,351
Cirrus Logic, Inc. (a)	959	60,148
Diodes, Inc. (a)	3,254	78,194
Mellanox Technologies Ltd. (a)	742	32,129
NVE Corp.	235	18,095
Photronics, Inc. (a)	5,273	49,566
Synaptics, Inc. (a)	1,554	80,358
Xcerra Corp. (a)	2,182	21,318
		390,763
Software — 0.19%
Magic Software Enterprises Ltd.	4,818	38,303
Technology Hardware, Storage & Peripherals — 0.37%
Super Micro Computer, Inc. (a)	2,979	73,432
TOTAL INFORMATION TECHNOLOGY		1,781,695
MATERIALS — 5.35% Chemicals — 2.87%
AdvanSix, Inc. (a)	2,920	91,221
American Vanguard Corp.	4,462	76,970
Calgon Carbon Corp.	4,043	61,049
CVR Partners LP	9,944	34,705
FutureFuel Corp.	5,561	83,915
Innospec, Inc.	664	43,525
Minerals Technologies, Inc.	249	18,227
Rayonier Advanced Materials, Inc.	4,544	71,432
Terra Nitrogen Company LP	401	34,430
Trecora Resources (a)	5,237	58,916
		574,390
Construction Materials — 0.10%
United States Lime & Minerals, Inc.	247	19,382
Containers & Packaging — 0.32%
UFP Technologies, Inc. (a)	2,234	63,222
Metals & Mining — 1.28%
Century Aluminum Company (a)	1,526	23,775
Constellium NV (a)	11,347	78,294
Kaiser Aluminum Corp.	960	84,980
Real Industry, Inc. (a)	23,858	69,188
		256,237

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2017

Hotchkis & Wiley Small Cap Diversified Value Fund

	Shares Held	Value
Paper & Forest Products — 0.78%
Boise Cascade Company (a)	703	$21,371
Domtar Corp.	1,494	57,399
PH Glatfelter Company	3,131	61,180
Schweitzer-Mauduit International, Inc.	452	16,828
		156,778
TOTAL MATERIALS		1,070,009
REAL ESTATE — 1.95% Equity Real Estate Investment Trusts — 1.95%
Altisource Residential Corp.	4,134	53,494
The GEO Group, Inc.	2,446	72,328
Granite Real Estate Investment Trust	2,332	92,907
Pebblebrook Hotel Trust	2,740	88,338
Seritage Growth Properties	1,981	83,103
TOTAL REAL ESTATE		390,170
TELECOMMUNICATION SERVICES — 0.64% Diversified Telecommunication Services — 0.28%
ATN International, Inc.	802	54,889
Wireless Telecommunication Services — 0.36%
Spok Holdings, Inc.	4,113	72,800
TOTAL TELECOMMUNICATION SERVICES		127,689
UTILITIES — 4.26% Electric Utilities — 1.32%
ALLETE, Inc.	1,132	81,142
El Paso Electric Company	1,135	58,680
Otter Tail Corp.	995	39,402
PNM Resources, Inc.	2,192	83,843
		263,067
Gas Utilities — 1.61%
Northwest Natural Gas Company	967	57,875
ONE Gas, Inc.	844	58,920
South Jersey Industries, Inc.	1,035	35,366
Spire, Inc.	1,131	78,887
Star Gas Partners LP	8,422	91,294
		322,342
Independent Power and Renewable Electricity Producers — 0.29%
Dynegy, Inc. (a)	7,127	58,940
	Shares Held	Value
Multi-Utilities — 1.04%
Avista Corp.	2,044	$86,789
NorthWestern Corp.	1,297	79,143
Unitil Corp.	853	41,208
		207,140
TOTAL UTILITIES		851,489
Total common stocks (Cost $17,169,931)		19,702,628
Total long-term investments (Cost $17,169,931)		19,702,628
SHORT-TERM INVESTMENTS — 1.37%	Principal Amount
Time Deposits — 1.37%
Banco Santander SA, 0.58%, 07/03/2017*	$274,067	274,067
Total short-term investments (Cost $274,067)		274,067
Total investments — 99.95% (Cost $17,443,998)		19,976,695
Other assets in excess of liabilities — 0.05%		9,339
Net assets — 100.00%		$19,986,034

(a) — Non-income producing security.

ADR — American Depositary Receipt

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2017

Hotchkis & Wiley Global Value Fund

* Based on country of risk.

Largest Equity Holdings	Percent of net assets
American International Group, Inc.	4.94%
Hewlett Packard Enterprise Company	4.93%
Citigroup, Inc.	3.37%
Danieli & C Officine Meccaniche SpA	3.30%
WestJet Airlines Ltd.	3.22%
Barclays PLC	3.09%
Wells Fargo & Company	2.97%
Oracle Corp.	2.87%
Royal Mail PLC	2.86%
Zurich Insurance Group AG	2.82%
COMMON STOCKS — 99.44%	Shares Held	Value
CONSUMER DISCRETIONARY — 8.59% Auto Components — 2.10%
Adient PLC	881	$57,600
Magna International, Inc.	2,435	112,813
		170,413
Automobiles — 2.96%
Bayerische Motoren Werke AG (v)	1,476	121,808
General Motors Company	3,404	118,901
		240,709
Media — 2.00%
Discovery Communications, Inc. — Class A (a)	3,130	80,848
Discovery Communications, Inc. — Class C (a)	3,239	81,655
		162,503
Specialty Retail — 1.53%
Bed Bath & Beyond, Inc.	1,350	41,040
Office Depot, Inc.	14,804	83,495
		124,535
TOTAL CONSUMER DISCRETIONARY		698,160
CONSUMER STAPLES — 2.06% Food & Staples Retailing — 1.53%
Tesco PLC (a) (v)	56,577	124,562
Food Products — 0.53%
Ezaki Glico Company Ltd. (v)	800	43,075
TOTAL CONSUMER STAPLES		167,637
ENERGY — 8.75% Energy Equipment & Services — 1.41%
WorleyParsons Ltd. (a) (v)	13,250	114,165
	Shares Held	Value
Oil, Gas & Consumable Fuels — 7.34%
Cairn Energy PLC (a) (v)	35,665	$80,075
Cobalt International Energy, Inc. (a)	2,559	6,320
Hess Corp.	696	30,534
Kosmos Energy Ltd. (a)	20,688	132,610
Marathon Oil Corp.	7,577	89,787
Ophir Energy PLC (a) (v)	140,471	155,577
Rockhopper Exploration PLC (a)	172,332	52,186
Whiting Petroleum Corp. (a)	9,051	49,871
		596,960
TOTAL ENERGY		711,125
FINANCIALS — 28.95% Banks — 16.04%
Bank of America Corp.	6,700	162,542
Barclays PLC (v)	94,922	251,048
Citigroup, Inc.	4,102	274,342
JPMorgan Chase & Company	442	40,399
Popular, Inc.	3,275	136,600
Societe Generale SA (v)	2,037	109,847
Standard Chartered PLC (a) (v)	8,620	87,306
Wells Fargo & Company	4,362	241,698
		1,303,782
Capital Markets — 1.62%
Credit Suisse Group AG (a) (v)	9,029	131,381
Consumer Finance — 1.77%
Capital One Financial Corp.	941	77,746
Santander Consumer USA Holdings, Inc. (a)	5,192	66,250
		143,996

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2017

Hotchkis & Wiley Global Value Fund

	Shares Held	Value
Insurance — 9.52%
American International Group, Inc.	6,417	$401,191
Willis Towers Watson PLC	987	143,569
Zurich Insurance Group AG (v)	786	229,393
		774,153
TOTAL FINANCIALS		2,353,312
HEALTH CARE — 6.00% Health Care Providers & Services — 1.93%
Anthem, Inc.	835	157,089
Pharmaceuticals — 4.07%
GlaxoSmithKline PLC — ADR	3,319	143,115
KYORIN Holdings, Inc. (v)	3,300	73,317
Sanofi (v)	1,189	113,930
		330,362
TOTAL HEALTH CARE		487,451
INDUSTRIALS — 20.52% Aerospace & Defense — 3.69%
BAE Systems PLC (v)	23,603	194,850
Embraer SA — ADR	5,750	104,823
		299,673
Air Freight & Logistics — 2.86%
Royal Mail PLC (v)	42,399	232,588
Airlines — 3.22%
WestJet Airlines Ltd.	14,635	261,259
Construction & Engineering — 0.58%
Bouygues SA (v)	1,125	47,396
Industrial Conglomerates — 1.65%
Koninklijke Philips NV (v)	3,771	134,243
Machinery — 8.52%
CNH Industrial NV	12,585	143,217
Cummins, Inc.	1,269	205,857
Danieli & C Officine Meccaniche SpA (v)	14,927	267,927
Navistar International Corp. (a)	2,884	75,647
		692,648
TOTAL INDUSTRIALS		1,667,807
INFORMATION TECHNOLOGY — 17.63% Communications Equipment — 4.69%
ARRIS International PLC (a)	6,896	193,226
Telefonaktiebolaget LM Ericsson — ADR	26,191	187,789
		381,015
Electronic Equipment, Instruments & Components — 2.25%
Corning, Inc.	4,859	146,013
Nippon Electric Glass Company Ltd. (v)	1,000	36,478
		182,491
	Shares Held		Value
Semiconductors & Semiconductor Equipment — 0.50%
Marvell Technology Group Ltd.		2,464	$40,705
Software — 5.26%
Microsoft Corp.		2,819	194,314
Oracle Corp.		4,658	233,552
			427,866
Technology Hardware, Storage & Peripherals — 4.93%
Hewlett Packard Enterprise Company		24,168	400,947
TOTAL INFORMATION TECHNOLOGY			1,433,024
REAL ESTATE — 1.51% Equity Real Estate Investment Trusts — 1.51%
Seritage Growth Properties		2,937	123,207
TOTAL REAL ESTATE			123,207
TELECOMMUNICATION SERVICES — 2.85% Wireless Telecommunication Services — 2.85%
Orange Belgium SA (v)		1,640	38,385
Vodafone Group PLC — ADR		6,734	193,468
TOTAL TELECOMMUNICATION SERVICES			231,853
UTILITIES — 2.58% Independent Power and Renewable Electricity Producers — 2.58%
Calpine Corp. (a)		15,520	209,986
TOTAL UTILITIES			209,986
Total common stocks (Cost $7,313,885)			8,083,562
Total long-term investments (Cost $7,313,885)			8,083,562
SHORT-TERM INVESTMENTS — 0.64%	Principal Amount
Time Deposits — 0.64%
Brown Brothers Harriman & Co., 0.05%, 07/04/2017*	CAD	1,742	1,344
Standard Chartered Bank, 0.58%, 07/03/2017*		$51,088	51,088
Total short-term investments (Cost $52,431)			52,432
Total investments — 100.08% (Cost $7,366,316)			8,135,994
Liabilities in excess of other assets — (0.08)%			(6,610)
Net assets — 100.00%			$8,129,384

(a) — Non-income producing security.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $2,587,351, which represented 31.83% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

CAD — Canadian Dollars

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2017

Hotchkis & Wiley International Value Fund

* Based on country of risk.

Largest Equity Holdings	Percent of net assets
Zurich Insurance Group AG	4.58%
WestJet Airlines Ltd.	4.44%
Barclays PLC	4.15%
BAE Systems PLC	3.99%
Danieli & C Officine Meccaniche SpA	3.91%
ARRIS International PLC	3.56%
Global Indemnity Ltd.	3.39%
Royal Mail PLC	3.36%
Koninklijke Philips NV	3.33%
Telefonaktiebolaget LM Ericsson	3.10%
COMMON STOCKS — 98.55%	Shares Held	Value
CONSUMER DISCRETIONARY — 6.41% Auto Components — 2.42%
Adient PLC	331	$21,641
Magna International, Inc.	798	36,971
		58,612
Automobiles — 2.18%
Bayerische Motoren Werke AG (v)	440	36,311
Honda Motor Company Ltd. (v)	600	16,439
		52,750
Media — 0.68%
RTL Group SA (v)	216	16,368
Specialty Retail — 1.13%
Kingfisher PLC (v)	4,256	16,671
Pendragon PLC	26,435	10,673
		27,344
TOTAL CONSUMER DISCRETIONARY		155,074
CONSUMER STAPLES — 4.34% Food & Staples Retailing — 2.72%
Tesco PLC (a) (v)	29,911	65,853
Food Products — 1.11%
Ezaki Glico Company Ltd. (v)	500	26,922
Tobacco — 0.51%
Scandinavian Tobacco Group A/S (r)	757	12,325
TOTAL CONSUMER STAPLES		105,100
ENERGY — 7.02% Energy Equipment & Services — 2.73%
Borr Drilling Ltd. (a)	6,471	20,927
WorleyParsons Ltd. (a) (v)	5,257	45,296
		66,223
	Shares Held	Value
Oil, Gas & Consumable Fuels — 4.29%
Cairn Energy PLC (a) (v)	9,036	$20,288
Kosmos Energy Ltd. (a)	5,306	34,011
Ophir Energy PLC (a) (v)	37,546	41,583
Rockhopper Exploration PLC (a)	26,435	8,005
		103,887
TOTAL ENERGY		170,110
FINANCIALS — 27.56% Banks — 9.90%
Barclays PLC (v)	38,040	100,608
BNP Paribas SA (v)	363	26,133
ING Groep NV (v)	1,530	26,412
Societe Generale SA (v)	1,148	61,907
Standard Chartered PLC (a) (v)	2,435	24,662
		239,722
Capital Markets — 2.77%
Credit Suisse Group AG (a) (v)	4,615	67,153
Insurance — 14.89%
Enstar Group Ltd. (a)	347	68,932
Global Indemnity Ltd. (a)	2,115	81,999
RSA Insurance Group PLC (v)	3,155	25,309
Willis Towers Watson PLC	505	73,456
Zurich Insurance Group AG (v)	380	110,902
		360,598
TOTAL FINANCIALS		667,473
HEALTH CARE — 7.13% Health Care Equipment & Supplies — 2.61%
Draegerwerk AG & Company KGaA	123	63,218

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2017

Hotchkis & Wiley International Value Fund

	Shares Held	Value
Pharmaceuticals — 4.52%
GlaxoSmithKline PLC (v)	2,509	$53,410
KYORIN Holdings, Inc. (v)	1,000	22,217
Sanofi (v)	353	33,825
		109,452
TOTAL HEALTH CARE		172,670
INDUSTRIALS — 27.82% Aerospace & Defense — 5.27%
BAE Systems PLC (v)	11,700	96,587
Embraer SA — ADR	1,701	31,009
		127,596
Air Freight & Logistics — 3.36%
Royal Mail PLC (v)	14,826	81,331
Airlines — 4.44%
WestJet Airlines Ltd.	6,020	107,467
Building Products — 1.78%
Masonite International Corp. (a)	573	43,262
Construction & Engineering — 1.97%
Bouygues SA (v)	1,135	47,818
Electrical Equipment — 0.75%
Eaton Corp. PLC	233	18,134
Industrial Conglomerates — 3.33%
Koninklijke Philips NV (v)	2,267	80,702
Machinery — 6.64%
CNH Industrial NV	3,742	42,584
Danieli & C Officine Meccaniche SpA (v)	5,275	94,682
KSB AG (v)	47	23,606
		160,872
Professional Services — 0.28%
Hudson Global, Inc. (a)	4,990	6,687
TOTAL INDUSTRIALS		673,869
INFORMATION TECHNOLOGY — 11.53% Communications Equipment — 7.07%
ARRIS International PLC (a)	3,078	86,246
Telefonaktiebolaget LM Ericsson — ADR	1,359	9,744
Telefonaktiebolaget LM Ericsson (v)	10,454	75,166
		171,156
Electronic Equipment, Instruments & Components — 3.44%
Hitachi Ltd. (v)	4,000	24,662
Nippon Electric Glass Company Ltd. (v)	600	21,887
TE Connectivity Ltd.	466	36,665
		83,214
Semiconductors & Semiconductor Equipment — 1.02%
Marvell Technology Group Ltd.	1,498	24,747
TOTAL INFORMATION TECHNOLOGY		279,117
	Shares Held	Value
MATERIALS — 2.03% Chemicals — 2.03%
Tikkurila Oyj (v)	2,275	$49,209
TOTAL MATERIALS		49,209
REAL ESTATE — 1.06% Equity Real Estate Investment Trusts — 1.06%
Granite Real Estate Investment Trust	651	25,748
TOTAL REAL ESTATE		25,748
TELECOMMUNICATION SERVICES — 3.65% Wireless Telecommunication Services — 3.65%
Orange Belgium SA (v)	1,081	25,301
Vodafone Group PLC (v)	22,230	63,133
TOTAL TELECOMMUNICATION SERVICES		88,434
Total common stocks (Cost $2,111,853)		2,386,804
Total long-term investments (Cost $2,111,853)		2,386,804
SHORT-TERM INVESTMENTS — 1.53%	Principal Amount
Time Deposits — 1.53%
Banco Santander SA, 0.58%, 07/03/2017*	$37,094	37,094
Total short-term investments (Cost $37,094)		37,094
Total investments — 100.08% (Cost $2,148,947)		2,423,898
Liabilities in excess of other assets — (0.08)%		(1,928)
Net assets — 100.00%		$2,421,970

(a) — Non-income producing security.

(r) — Restricted security under Rule 144A of the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $12,325, which represented 0.51% of net assets.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $1,522,353, which represented 62.86% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2017

Hotchkis & Wiley Value Opportunities Fund

Largest Holdings*	Percent of net assets
Hewlett Packard Enterprise Company	8.27%
Wells Fargo & Company	5.20%
American International Group, Inc.	5.13%
Oracle Corp.	4.65%
WestJet Airlines Ltd.	4.39%
Bank of America Corp.	4.05%
Microsoft Corp.	3.90%
Seritage Growth Properties	3.67%
ARRIS International PLC	3.21%
Royal Mail PLC	3.10%

* Excluding short-term securities.

COMMON STOCKS — 91.77%	Shares Held	Value
CONSUMER DISCRETIONARY — 9.46% Auto Components — 0.52%
Magna International, Inc.	60,400	$2,798,332
Automobiles — 1.73%
General Motors Company	269,100	9,399,663
Household Durables — 1.33%
TRI Pointe Group, Inc. (a)	546,500	7,208,335
Media — 3.11%
Discovery Communications, Inc. — Class A (a)	273,100	7,054,173
Discovery Communications, Inc. — Class C (a)	389,900	9,829,379
		16,883,552
Specialty Retail — 2.34%
Bed Bath & Beyond, Inc.	275,900	8,387,360
Office Depot, Inc. (c)	764,200	4,310,088
		12,697,448
Textiles, Apparel & Luxury Goods — 0.43%
JG Boswell Company	3,401	2,339,888
TOTAL CONSUMER DISCRETIONARY		51,327,218
CONSUMER STAPLES — 1.17% Food & Staples Retailing — 0.67%
Tesco PLC (a) (v)	1,644,500	3,620,601
Food Products — 0.50%
Ezaki Glico Company Ltd. (v)	50,300	2,708,318
TOTAL CONSUMER STAPLES		6,328,919
ENERGY — 6.27% Energy Equipment & Services — 2.57%
C&J Energy Services, Inc. (a)	223,700	7,666,199
WorleyParsons Ltd. (a) (c) (v)	725,200	6,248,488
		13,914,687
	Shares Held	Value
Oil, Gas & Consumable Fuels — 3.70%
Apache Corp.	112,600	$5,396,918
Cairn Energy PLC (a) (v)	1,327,500	2,980,502
Cobalt International Energy, Inc. (a) (l)	63,585	157,055
Comstock Resources, Inc. (a) (l)	5,908	41,769
Energy XXI Gulf Coast, Inc. (a) (l)	328,066	6,092,186
InterOil Corp. — Escrow (a) (f) (i)	150,200	627,836
Ophir Energy PLC (a) (v)	3,788,500	4,195,910
Rockhopper Exploration PLC (a)	1,919,100	581,144
		20,073,320
TOTAL ENERGY		33,988,007
FINANCIALS — 28.72% Banks — 16.61%
Bank of America Corp. (c)	906,100	21,981,986
Barclays PLC — ADR	255,500	2,705,745
Citigroup, Inc. (c)	249,900	16,713,312
JPMorgan Chase & Company (c)	97,900	8,948,060
Popular, Inc.	276,400	11,528,644
Wells Fargo & Company	509,200	28,214,772
		90,092,519
Capital Markets — 3.21%
The Goldman Sachs Group, Inc.	36,300	8,054,970
Motors Liquidation Company GUC Trust (a)	1,048,100	9,380,495
		17,435,465
Consumer Finance — 0.63%
Capital One Financial Corp.	41,500	3,428,730
Insurance — 8.27%
American International Group, Inc. (c)	445,100	27,827,652
Global Indemnity Ltd. (a)	94,800	3,675,396
Zurich Insurance Group AG (v)	45,700	13,337,499
		44,840,547
TOTAL FINANCIALS		155,797,261

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2017

Hotchkis & Wiley Value Opportunities Fund

	Shares Held	Value
HEALTH CARE — 1.28% Health Care Providers & Services — 1.28%
Hanger, Inc. (a)	584,700	$6,957,930
TOTAL HEALTH CARE		6,957,930
INDUSTRIALS — 12.84% Air Freight & Logistics — 3.10%
Royal Mail PLC (c) (v)	3,062,700	16,801,046
Airlines — 4.39%
WestJet Airlines Ltd.	1,332,100	23,780,163
Building Products — 0.50%
Masonite International Corp. (a)	36,200	2,733,100
Machinery — 4.73%
Danieli & C Officine Meccaniche SpA (c) (v)	823,400	14,779,300
EnPro Industries, Inc.	114,100	8,143,317
KSB AG (c) (v)	5,473	2,748,847
		25,671,464
Professional Services — 0.12%
Hudson Global, Inc. (a)	481,700	645,478
TOTAL INDUSTRIALS		69,631,251
INFORMATION TECHNOLOGY — 23.94% Communications Equipment — 6.07%
ARRIS International PLC (a)	622,300	17,436,846
Telefonaktiebolaget LM Ericsson — ADR	2,156,100	15,459,237
		32,896,083
Electronic Equipment, Instruments & Components — 1.05%
Corning, Inc. (c)	190,000	5,709,500
Software — 8.55%
Microsoft Corp. (c)	307,000	21,161,510
Oracle Corp. (c)	503,100	25,225,434
		46,386,944
Technology Hardware, Storage & Peripherals — 8.27%
Hewlett Packard Enterprise Company	2,702,200	44,829,498
TOTAL INFORMATION TECHNOLOGY		129,822,025
MATERIALS — 1.79% Chemicals — 1.27%
Iracore Investments Holdings, Inc. — Class A (Acquired 04/13/2017, Cost $6,892,250) (a) (f) (i) (m) (o)	32,422	6,892,269
Metals & Mining — 0.52%
GHW Holdco LLC (Acquired 10/28/2016, Cost $45,000) (a) (f) (i) (m) (o)	2	45,000
Horsehead Holding LLC (a) (f) (i)	4,688	1,195,118
Noranda Aluminum Acquisition Corp. — Escrow (a) (f) (i)	3,793,534	470,398
Real Industry, Inc. (a) (l)	389,782	1,130,368
		2,840,884
TOTAL MATERIALS		9,733,153
	Shares Held	Value
REAL ESTATE — 3.67% Equity Real Estate Investment Trusts — 3.67%
Seritage Growth Properties (l)	474,200	$19,892,690
TOTAL REAL ESTATE		19,892,690
TELECOMMUNICATION SERVICES — 2.63% Wireless Telecommunication Services — 2.63%
Vodafone Group PLC — ADR	497,000	14,278,810
TOTAL TELECOMMUNICATION SERVICES		14,278,810
Total common stocks (Cost $456,931,996)		497,757,264
INVESTMENT COMPANIES — 0.21%
Closed-End Funds — 0.21%
Boulder Growth & Income Fund, Inc.	118,292	1,148,615
Total investment companies (Cost $649,324)		1,148,615
PREFERRED STOCKS — 0.25%
FINANCIALS — 0.25% Thrifts & Mortgage Finance — 0.25%
Federal Home Loan Mortgage Corp. — Series K (a)	33,900	288,150
Federal Home Loan Mortgage Corp. — Series N (a)	118,600	931,010
Federal Home Loan Mortgage Corp. — Series S (a)	18,700	152,218
TOTAL FINANCIALS		1,371,378
Total preferred stocks (Cost $274,262)		1,371,378
CORPORATE BONDS — 3.00%	Principal Amount
ENERGY — 2.34% Oil, Gas & Consumable Fuels — 2.34%
Cobalt International Energy, Inc. 10.750%, 12/01/2021 (r)	$12,896,000	12,251,200
7.750%, 12/01/2023 (r)	708,000	429,225
TOTAL ENERGY		12,680,425
MATERIALS — 0.66% Metals & Mining — 0.66%
New Day Aluminum LLC 10.000%, 10/28/2020 (Acquired 10/28/2016 — 06/30/2017, Cost $217,882) (f) (i) (m) (p)	1,043,531	1,043,531
10.000%, 10/28/2020 (Acquired 10/28/2016 — 06/30/2017, Cost $539,515) (f) (i) (m) (p)	2,807,538	2,526,784
Noranda Aluminum Acquisition Corp. 11.000%, 06/01/2019 (d) (f) (i)	41,000	0
TOTAL MATERIALS		3,570,315
Total corporate bonds (Cost $13,765,293)		16,250,740

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2017

Hotchkis & Wiley Value Opportunities Fund

TERM LOANS — 0.84%	Principal Amount	Value
MATERIALS — 0.84% Chemicals — 0.70%
Iracore International Holdings, Inc. 10.000%, 04/13/2021 (Acquired 04/13/2017, Cost $3,802,486) (b) (f) (i) (m)	$3,802,486	$3,802,486
Metals & Mining — 0.14%
New Day Aluminum LLC 8.000%, 10/28/2017 (Acquired 10/28/2016, Cost $768,000) (f) (i) (m)	768,000	768,000
TOTAL MATERIALS		4,570,486
Total term loans (Cost $4,570,486)		4,570,486
RIGHTS — 0.00%	Shares Held
ENERGY — 0.00% Oil, Gas & Consumable Fuels — 0.00%
Etablissements Maurel et Prom (a) (f)	274,200	0
TOTAL ENERGY		0
Total rights (Cost $0)		0
WARRANTS — 0.57%
CONSUMER DISCRETIONARY — 0.11% Automobiles — 0.11%
General Motors Company (a) Expiration: July 2019, Exercise Price: $18.33	33,866	586,898
TOTAL CONSUMER DISCRETIONARY		586,898
ENERGY — 0.00% Oil, Gas & Consumable Fuels — 0.00%
Lonestar Resources America, Inc. (a) (f) (i) Expiration: December 2021, Exercise Price: $5.00	80,000	0
TOTAL ENERGY		0
FINANCIALS — 0.46% Insurance — 0.46%
American International Group, Inc. (a) Expiration: January 2021, Exercise Price: $44.16	117,400	2,474,792
TOTAL FINANCIALS		2,474,792
Total warrants (Cost $1,745,022)		3,061,690
Total long-term investments (Cost $477,936,383)		524,160,173
COLLATERAL FOR SECURITIES ON LOAN — 3.21%
Money Market Funds — 3.21%
Invesco Government & Agency Portfolio — Institutional Class, 0.89%^	17,418,320	17,418,320
Total collateral for securities on loan (Cost $17,418,320)		17,418,320
SHORT-TERM INVESTMENTS — 2.63%	Principal Amount		Value
Time Deposits — 2.63%
Brown Brothers Harriman & Co., 0.42%, 07/03/2017*	AUD	35	$27
Brown Brothers Harriman & Co., 0.05%, 07/03/2017*	GBP	27	35
Royal Bank of Canada, 0.05%, 07/04/2017*	CAD	158,520	122,240
Standard Chartered Bank, 0.58%, 07/03/2017*		$14,167,339	14,167,339
Total short-term investments (Cost $14,289,638)			14,289,641
Total investments — 102.48% (Cost $509,644,341)			555,868,134
Liabilities in excess of other assets — (2.48)%			(13,465,828)
Net assets — 100.00%			$542,402,306

(a) — Non-income producing security.

(b) — The coupon rate shown on variable rate securities represents the rate at June 30, 2017.

(c) — All or a portion of this security is segregated as collateral for futures contracts.

(d) — Issuer is currently in default on its regularly scheduled interest payments.

(f) — Security was fair valued under guidelines established by and under the general supervision and responsibility of the Trust's Board of Trustees. The total market value of these securities was $17,371,422, which represented 3.20% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

(i) — Illiquid security.

(l) — All or a portion of this security is on loan. The total market value of securities on loan was $17,050,249. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(m) — Restricted security. Purchased in a private placement transaction; resale to the public may require registration. The total market value of these securities was $15,078,070, which represented 2.78% of net assets.

(o) — Affiliated issuer. See Note 6 in Notes to the Financial Statements.

(p) — Payment in-kind security.

(r) — Restricted security under Rule 144A of the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $12,680,425, which represented 2.34% of net assets.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $67,420,511, which represented 12.43% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2017

Hotchkis & Wiley Value Opportunities Fund

AUD — Australian Dollars

CAD — Canadian Dollars

GBP — British Pounds

^ — Rate shown is the 7-day yield as of June 30, 2017.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

Schedule of Futures Contracts — June 30, 2017

Hotchkis & Wiley Value Opportunities Fund

Description	Number of Contracts Sold	Expiration	Notional Amount at Value	Unrealized Depreciation
Swiss Franc Currency Futures	(73)	September 2017	$(9,561,175)	$(60,525)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2017

Hotchkis & Wiley Capital Income Fund

Largest Issuers	Percent of net assets
Hewlett Packard Enterprise Company	2.85%
American International Group, Inc.	2.61%
Popular, Inc.	2.35%
Kosmos Energy Ltd.	1.98%
Royal Mail PLC	1.83%
Danieli & C Officine Meccaniche SpA	1.80%
Oracle Corp.	1.78%
Citigroup, Inc.	1.74%
WestJet Airlines Ltd.	1.67%
BAE Systems PLC	1.61%
COMMON STOCKS — 56.42%	Shares Held	Value
CONSUMER DISCRETIONARY — 4.69% Auto Components — 0.77%
Adient PLC	1,840	$120,299
Magna International, Inc.	4,359	201,953
		322,252
Automobiles — 1.03%
General Motors Company	8,394	293,202
General Motors Company — Escrow (a) (f) (i)	4,600	0
Honda Motor Company Ltd. — ADR	5,000	136,950
		430,152
Media — 1.15%
Discovery Communications, Inc. — Class A (a)	4,605	118,947
Discovery Communications, Inc. — Class C (a)	14,289	360,226
		479,173
Multiline Retail — 0.28%
Kohl's Corp.	3,049	117,905
Specialty Retail — 1.13%
Bed Bath & Beyond, Inc.	5,844	177,658
Office Depot, Inc.	52,114	293,923
		471,581
Textiles, Apparel & Luxury Goods — 0.33%
Quiksilver, Inc. (a) (f) (i)	6,960	138,991
Quiksilver, Inc. — Escrow (a) (f) (i)	64,000	0
		138,991
TOTAL CONSUMER DISCRETIONARY		1,960,054
CONSUMER STAPLES — 0.26% Food & Staples Retailing — 0.26%
Tesco PLC — ADR (a)	16,094	108,152
TOTAL CONSUMER STAPLES		108,152
	Shares Held	Value
ENERGY — 7.49% Energy Equipment & Services — 1.37%
C&J Energy Services, Inc. (a)	7,400	$253,598
WorleyParsons Ltd. (a) (v)	37,203	320,550
		574,148
Oil, Gas & Consumable Fuels — 6.12%
BowLeven PLC (a)	851,278	282,732
Cairn Energy PLC — ADR (a)	36,930	164,339
Cobalt International Energy, Inc. (a)	11,207	27,681
Comstock Resources, Inc. (a)	432	3,054
Energy XXI Gulf Coast, Inc. (a)	23,419	434,891
Hess Corp.	818	35,886
Kosmos Energy Ltd. (a)	73,531	471,333
Marathon Oil Corp.	6,044	71,621
Murphy Oil Corp.	3,239	83,016
Ophir Energy PLC — ADR (a)	210,308	465,769
PetroQuest Energy, Inc. (a)	1,984	3,928
Sanchez Energy Corp. (a)	28,377	203,747
Warren Resources, Inc. (a) (f) (i)	1,559	2,156
Whiting Petroleum Corp. (a)	55,306	304,736
		2,554,889
TOTAL ENERGY		3,129,037
FINANCIALS — 15.68% Banks — 8.09%
Bank of America Corp.	20,654	501,066
Barclays PLC — ADR	57,802	612,123
Citigroup, Inc.	10,872	727,119
Citizens Financial Group, Inc.	2,662	94,980
Popular, Inc.	20,199	842,501
Societe Generale SA — ADR	11,446	125,162
Wells Fargo & Company	8,605	476,803
		3,379,754

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2017

Hotchkis & Wiley Capital Income Fund

	Shares Held	Value
Capital Markets — 1.56%
Credit Suisse Group AG — ADR (a)	7,945	$115,997
Fifth Street Asset Management, Inc.	54,161	262,681
Motors Liquidation Company GUC Trust (a)	30,637	274,201
		652,879
Consumer Finance — 0.81%
Capital One Financial Corp.	2,479	204,815
Santander Consumer USA Holdings, Inc. (a)	10,538	134,465
		339,280
Insurance — 5.22%
American International Group, Inc. (c)	17,439	1,090,287
Global Indemnity Ltd. (a)	5,561	215,600
Willis Towers Watson PLC	2,002	291,211
Zurich Insurance Group AG — ADR	19,919	580,240
		2,177,338
TOTAL FINANCIALS		6,549,251
HEALTH CARE — 2.86% Health Care Providers & Services — 0.89%
Anthem, Inc.	1,974	371,369
Pharmaceuticals — 1.97%
GlaxoSmithKline PLC — ADR	9,037	389,674
KYORIN Holdings, Inc. (v)	6,700	148,856
Sanofi — ADR	5,916	283,436
		821,966
TOTAL HEALTH CARE		1,193,335
INDUSTRIALS — 10.29% Aerospace & Defense — 1.83%
BAE Systems PLC — ADR	20,011	671,169
Embraer SA — ADR	4,989	90,949
		762,118
Air Freight & Logistics — 1.83%
Royal Mail PLC — ADR	68,591	762,732
Airlines — 1.67%
WestJet Airlines Ltd.	39,149	698,874
Commercial Services & Supplies — 0.43%
LSC Communications, Inc.	8,427	180,338
Industrial Conglomerates — 0.98%
Koninklijke Philips NV	11,404	408,491
Machinery — 3.38%
CNH Industrial NV	11,366	129,345
Cummins, Inc.	3,258	528,513
Danieli & C Officine Meccaniche SpA — ADR	41,903	751,530
		1,409,388
	Shares Held	Value
Professional Services — 0.17%
Hudson Global, Inc. (a)	54,340	$72,816
TOTAL INDUSTRIALS		4,294,757
INFORMATION TECHNOLOGY — 9.77% Communications Equipment — 2.63%
ARRIS International PLC (a)	19,983	559,923
Telefonaktiebolaget LM Ericsson — ADR	75,245	539,507
		1,099,430
Electronic Equipment, Instruments & Components — 1.16%
Corning, Inc. (c)	12,226	367,392
Nippon Electric Glass Company Ltd. (v)	3,200	116,728
		484,120
Semiconductors & Semiconductor Equipment — 0.28%
Marvell Technology Group Ltd.	7,209	119,093
Software — 2.85%
Microsoft Corp. (c)	6,443	444,116
Oracle Corp.	14,855	744,829
		1,188,945
Technology Hardware, Storage & Peripherals — 2.85%
Hewlett Packard Enterprise Company	71,649	1,188,657
TOTAL INFORMATION TECHNOLOGY		4,080,245
MATERIALS — 0.69% Chemicals — 0.14%
Iracore Investments Holdings, Inc. — Class A (Acquired 04/13/2017, Cost $57,250) (a) (f) (i) (m)	269	57,184
Metals & Mining — 0.55%
Horsehead Holding LLC (a) (f) (i)	860	219,241
Noranda Aluminum Acquisition Corp. — Escrow (a) (f) (i)	82,987	10,290
		229,531
TOTAL MATERIALS		286,715
REAL ESTATE — 2.31% Equity Real Estate Investment Trusts — 2.31%
The GEO Group, Inc. (c)	5,434	160,683
Granite Real Estate Investment Trust	6,023	239,957
Seritage Growth Properties	13,432	563,472
TOTAL REAL ESTATE		964,112
TELECOMMUNICATION SERVICES — 1.25% Wireless Telecommunication Services — 1.25%
Vodafone Group PLC — ADR (c)	18,149	521,421
TOTAL TELECOMMUNICATION SERVICES		521,421

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2017

Hotchkis & Wiley Capital Income Fund

	Shares Held	Value
UTILITIES — 1.13% Independent Power and Renewable Electricity Producers — 1.13%
Calpine Corp. (a)	30,766	$416,264
NRG Energy, Inc.	3,146	54,174
TOTAL UTILITIES		470,438
Total common stocks (Cost $21,125,848)		23,557,517
INVESTMENT COMPANIES — 1.08%
Business Development Companies — 1.08%
Fifth Street Finance Corp.	51,923	252,346
Fifth Street Senior Floating Rate Corp.	24,105	196,456
Total investment companies (Cost $411,446)		448,802
PREFERRED STOCKS — 0.68%
CONSUMER STAPLES — 0.17% Food Products — 0.17%
Pinnacle Agriculture Enterprises LLC (Acquired 03/10/2017, Cost $69,351) (a) (f) (i) (m)	94,387	69,846
TOTAL CONSUMER STAPLES		69,846
FINANCIALS — 0.51% Banks — 0.51%
Countrywide Capital V, 7.000%	2,710	69,539
Royal Bank of Scotland Group PLC, 6.600%	5,618	145,450
TOTAL FINANCIALS		214,989
Total preferred stocks (Cost $280,930)		284,835
CORPORATE BONDS — 39.73%	Principal Amount
CONSUMER DISCRETIONARY — 7.17% Auto Components — 0.23%
Adient Global Holdings Ltd. 4.875%, 08/15/2026 (r)	$93,000	93,697
Diversified Consumer Services — 0.27%
Sotheby's 5.250%, 10/01/2022 (r)	111,000	114,053
Hotels, Restaurants & Leisure — 1.90%
Interval Acquisition Corp. 5.625%, 04/15/2023	105,000	109,199
Jacobs Entertainment, Inc. 7.875%, 02/01/2024 (r)	80,000	87,000
	Principal Amount	Value
KFC Holding Company / Pizza Hut Holdings LLC / Taco Bell of America LLC 5.250%, 06/01/2026 (r)	$94,000	$99,170
MGM Resorts International 7.750%, 03/15/2022 (c)	36,000	42,345
National CineMedia LLC 5.750%, 08/15/2026	170,000	165,749
Penn National Gaming, Inc. 5.625%, 01/15/2027 (r)	95,000	97,019
Rivers Pittsburgh Borrower LP / Rivers Pittsburgh Finance Corp. 6.125%, 08/15/2021 (r)	89,000	90,558
Ruby Tuesday, Inc. 7.625%, 05/15/2020	105,000	100,013
		791,053
Household Durables — 0.49%
Weekley Homes LLC / Weekley Finance Corp. 6.000%, 02/01/2023	210,000	205,275
Leisure Products — 0.69%
Apex Tool Group LLC 7.000%, 02/01/2021 (r)	96,000	89,760
Silversea Cruise Finance Ltd. 7.250%, 02/01/2025 (r)	95,000	101,768
Vista Outdoor, Inc. 5.875%, 10/01/2023	95,000	98,088
		289,616
Media — 2.66%
Altice Luxembourg SA 7.625%, 02/15/2025 (r)	119,000	131,346
CCO Holdings LLC / CCO Holdings Capital Corp. 5.750%, 02/15/2026 (r)	120,000	128,700
Harland Clarke Holdings Corp. 9.250%, 03/01/2021 (r)	219,000	214,893
MDC Partners, Inc. 6.500%, 05/01/2024 (r)	122,000	122,305
Salem Media Group, Inc. 6.750%, 06/01/2024 (r)	115,000	118,163
SFR Group SA 6.000%, 05/15/2022 (r)	63,000	65,993
Townsquare Media, Inc. 6.500%, 04/01/2023 (r)	134,000	135,508
Virgin Media Finance PLC 6.375%, 04/15/2023 (r)	29,000	30,595
VTR Finance BV 6.875%, 01/15/2024 (r)	154,000	163,624
		1,111,127

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2017

Hotchkis & Wiley Capital Income Fund

	Principal Amount	Value
Multiline Retail — 0.22%
JC Penney Corp., Inc. 5.875%, 07/01/2023 (r)	$94,000	$93,648
Specialty Retail — 0.71%
Murphy Oil USA, Inc. 5.625%, 05/01/2027	105,000	109,593
PetSmart, Inc. 7.125%, 03/15/2023 (r)	99,000	88,358
5.875%, 06/01/2025 (r)	100,000	96,875
		294,826
TOTAL CONSUMER DISCRETIONARY		2,993,295
CONSUMER STAPLES — 1.37% Food Products — 0.52%
Pinnacle Operating Corp. 9.000%, 05/15/2023 (Acquired 03/10/2017, Cost $110,735) (i) (r)	135,500	130,080
Wells Enterprises, Inc. 6.750%, 02/01/2020 (r)	85,000	87,975
		218,055
Household Products — 0.85%
American Greetings Corp. 7.875%, 02/15/2025 (r)	145,000	157,506
Central Garden & Pet Company 6.125%, 11/15/2023	57,000	60,990
FGI Operating Company LLC / FGI Finance, Inc. 7.875%, 05/01/2020 (i)	200,000	136,000
		354,496
TOTAL CONSUMER STAPLES		572,551
ENERGY — 11.24% Energy Equipment & Services — 3.79%
Atwood Oceanics, Inc. 6.500%, 02/01/2020	97,000	96,636
Bellatrix Exploration Ltd. 8.500%, 05/15/2020 (Acquired 05/15/2015 — 6/26/2017, Cost $163,500) (i) (r)	175,000	158,156
Exterran Energy Solutions LP / EES Finance Corp. 8.125%, 05/01/2025 (r)	90,000	92,025
	Principal Amount	Value
KCA Deutag UK Finance PLC 9.875%, 04/01/2022 (r)	$100,000	$97,500
McDermott International, Inc. 8.000%, 05/01/2021 (r)	219,000	221,737
PHI, Inc. 5.250%, 03/15/2019	194,000	180,420
Shelf Drilling Holdings Ltd. 9.500%, 11/02/2020 (r)	185,996	181,345
Transocean, Inc. 9.000%, 07/15/2023 (r)	169,000	176,183
Ultra Resources, Inc. 7.125%, 04/15/2025 (r)	165,000	162,938
Unit Corp. 6.625%, 05/15/2021	135,000	129,938
Weatherford International Ltd. 9.875%, 02/15/2024 (r)	81,000	85,050
		1,581,928
Oil, Gas & Consumable Fuels — 7.45%
American Midstream Partners LP / American Midstream Finance Corp. 8.500%, 12/15/2021 (r)	85,000	85,638
Bill Barrett Corp. 8.750%, 06/15/2025 (r)	100,000	84,250
Callon Petroleum Company 6.125%, 10/01/2024 (r)	15,000	15,338
6.125%, 10/01/2024	80,000	81,800
Calumet Specialty Products Partners LP / Calumet Finance Corp. 6.500%, 04/15/2021	118,000	102,660
Cheniere Corpus Christi Holdings LLC 5.875%, 03/31/2025	75,000	80,250
Cobalt International Energy, Inc. 10.750%, 12/01/2021 (r)	284,000	269,799
7.750%, 12/01/2023 (r)	12,000	7,275
Comstock Resources, Inc. 10.000%, 03/15/2020 (p)	127,000	127,318
GasLog Ltd. 8.875%, 03/22/2022	112,000	118,440
Gulfport Energy Corp. 6.000%, 10/15/2024 (r)	90,000	87,975

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2017

Hotchkis & Wiley Capital Income Fund

	Principal Amount	Value
Holly Energy Partners LP / Holly Energy Finance Corp. 6.000%, 08/01/2024 (r)	$83,000	$86,735
Kosmos Energy Ltd. 7.875%, 08/01/2021 (r)	345,000	353,624
Lonestar Resources America, Inc. 8.750%, 04/15/2019 (Acquired 09/01/2015 — 09/02/2015, Cost $496,117) (i) (r)	600,000	575,999
Murphy Oil Corp. 6.875%, 08/15/2024	140,000	146,650
Niska Gas Storage Ltd. / Niska Gas Storage Canada Finance Corp. 6.500%, 04/01/2019	135,000	137,700
PBF Holding Company LLC / PBF Finance Corp. 7.250%, 06/15/2025 (r)	115,000	111,406
PBF Logistics LP / PBF Logistics Finance Corp. 6.875%, 05/15/2023	140,000	142,800
PetroQuest Energy, Inc. 10.000%, 02/15/2021 (i) (p)	117,760	85,082
Range Resources Corp. 5.000%, 08/15/2022 (r)	135,000	133,313
Sanchez Energy Corp. 6.125%, 01/15/2023	169,000	136,045
Whiting Petroleum Corp. 5.750%, 03/15/2021	152,000	143,640
		3,113,737
TOTAL ENERGY		4,695,665
FINANCIALS — 1.09% Banks — 0.92%
Park Aerospace Holdings Ltd. 5.500%, 02/15/2024 (r)	83,000	86,901
Popular, Inc. 7.000%, 07/01/2019	132,000	139,260
Societe Generale SA 7.375%, Perpetual (b) (r)	145,000	156,238
		382,399
Consumer Finance — 0.17%
Credit Acceptance Corp. 6.125%, 02/15/2021	70,000	72,100
TOTAL FINANCIALS		454,499
HEALTH CARE — 4.28% Health Care Equipment & Supplies — 0.47%
Halyard Health, Inc. 6.250%, 10/15/2022 (c)	144,000	150,840
Hill-Rom Holdings, Inc. 5.750%, 09/01/2023 (r)	41,000	43,358
		194,198
	Principal Amount	Value
Health Care Providers & Services — 2.20%
Centene Corp. 6.125%, 02/15/2024	$65,000	$70,439
CHS / Community Health Systems, Inc. 6.875%, 02/01/2022	226,000	198,314
6.250%, 03/31/2023	95,000	98,430
DJO Finco, Inc. / DJO Finance LLC / DJO Finance Corp. 8.125%, 06/15/2021 (r)	149,000	139,315
HCA, Inc. 5.375%, 02/01/2025	140,000	148,021
LifePoint Health, Inc. 5.875%, 12/01/2023	115,000	121,613
Tenet Healthcare Corp. 6.750%, 06/15/2023	143,000	143,358
		919,490
Pharmaceuticals — 1.61%
AMAG Pharmaceuticals, Inc. 7.875%, 09/01/2023 (r)	167,000	161,364
Endo Dac / Endo Finance LLC / Endo Finco, Inc. 6.000%, 07/15/2023 (r)	177,000	149,654
Mallinckrodt International Finance SA / Mallinckrodt CB LLC 5.750%, 08/01/2022 (r)	149,000	140,805
Valeant Pharmaceuticals International, Inc. 7.000%, 03/15/2024 (r)	75,000	79,031
6.125%, 04/15/2025 (r)	168,000	142,800
		673,654
TOTAL HEALTH CARE		1,787,342
INDUSTRIALS — 6.06% Aerospace & Defense — 0.34%
CBC Ammo LLC / CBC FinCo, Inc. 7.250%, 11/15/2021 (Acquired 04/09/2015 — 02/22/2016, Cost $123,527) (i) (r)	139,000	140,738
Building Products — 1.42%
Ashton Woods USA LLC / Ashton Woods Finance Company 6.875%, 02/15/2021 (r)	100,000	102,500
Builders FirstSource, Inc. 5.625%, 09/01/2024 (r)	125,000	130,625
FBM Finance, Inc. 8.250%, 08/15/2021 (r)	130,000	139,912
Standard Industries, Inc. 6.000%, 10/15/2025 (r)	119,000	127,925
WESCO Distribution, Inc. 5.375%, 06/15/2024	88,000	92,290
		593,252

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2017

Hotchkis & Wiley Capital Income Fund

	Principal Amount	Value
Commercial Services & Supplies — 1.24%
CSVC Acquisition Corp. 7.750%, 06/15/2025 (r)	$120,000	$122,925
Herc Rentals, Inc. 7.750%, 06/01/2024 (r)	122,000	129,320
LSC Communications, Inc. 8.750%, 10/15/2023 (r)	130,000	136,174
Zachry Holdings, Inc. 7.500%, 02/01/2020 (r)	126,000	130,410
		518,829
Construction & Engineering — 0.93%
AECOM 5.875%, 10/15/2024 (c)	78,000	85,215
Rice Energy, Inc. 6.250%, 05/01/2022	68,000	71,145
RSI Home Products, Inc. 6.500%, 03/15/2023 (r)	130,000	137,475
Tutor Perini Corp. 6.875%, 05/01/2025 (r)	90,000	94,950
		388,785
Electrical Equipment — 0.32%
General Cable Corp. 5.750%, 10/01/2022	132,000	132,660
Machinery — 0.96%
Cleaver-Brooks, Inc. 8.750%, 12/15/2019 (r)	131,000	135,258
Meritor, Inc. 6.250%, 02/15/2024	134,000	140,365
Navistar International Corp. 8.250%, 11/01/2021	123,000	124,845
		400,468
Professional Services — 0.35%
Enviva Partners LP / Enviva Partners Finance Corp. 8.500%, 11/01/2021 (r)	135,000	144,619
Trading Companies & Distributors — 0.26%
Real Alloy Holding, Inc. 10.000%, 01/15/2019 (r)	111,000	107,948
Transportation Infrastructure — 0.24%
KAR Auction Services, Inc. 5.125%, 06/01/2025 (r)	100,000	102,125
TOTAL INDUSTRIALS		2,529,424
	Principal Amount	Value
INFORMATION TECHNOLOGY — 1.73% Communications Equipment — 0.31%
CommScope Technologies Finance LLC 6.000%, 06/15/2025 (r)	$122,000	$130,845
Electronic Equipment, Instruments & Components — 0.44%
CDW LLC / CDW Finance Corp. 5.500%, 12/01/2024	85,000	92,358
Sensata Technologies BV 5.625%, 11/01/2024 (r)	85,000	91,481
		183,839
Software — 0.98%
First Data Corp. 7.000%, 12/01/2023 (r)	80,000	85,600
Nuance Communications, Inc. 5.625%, 12/15/2026 (r)	90,000	96,525
PTC, Inc. 6.000%, 05/15/2024	71,000	77,035
VeriSign, Inc. 5.250%, 04/01/2025	120,000	128,700
4.750%, 07/15/2027 (r)	20,000	20,325
		408,185
TOTAL INFORMATION TECHNOLOGY		722,869
MATERIALS — 4.21% Chemicals — 1.89%
Alpha 3 BV / Alpha US Bidco, Inc. 6.250%, 02/01/2025 (r)	115,000	118,881
The Chemours Company 7.000%, 05/15/2025	91,000	99,645
Hexion, Inc. 6.625%, 04/15/2020	198,000	181,665
Momentive Performance Materials, Inc. 3.880%, 10/24/2021	100,000	99,500
Platform Specialty Products Corp. 6.500%, 02/01/2022 (r)	64,000	66,400
Rayonier AM Products, Inc. 5.500%, 06/01/2024 (r)	229,000	223,992
		790,083
Containers & Packaging — 0.21%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 7.000%, 07/15/2024 (r)	80,000	85,967

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2017

Hotchkis & Wiley Capital Income Fund

	Principal Amount	Value
Metals & Mining — 1.58%
Century Aluminum Company 7.500%, 06/01/2021 (r)	$140,000	$144,900
Grinding Media, Inc. / MC Grinding Media Canada, Inc. 7.375%, 12/15/2023 (r)	140,000	152,600
Kaiser Aluminum Corp. 5.875%, 05/15/2024	75,000	79,125
New Day Aluminum LLC 10.000%, 10/28/2020 (Acquired 10/28/2016 — 6/30/2017, Cost $11,802) (f) (i) (m) (p)	61,417	55,276
10.000%, 10/28/2020 (Acquired 10/28/2016 — 6/30/2017, Cost $4,766) (f) (i) (m) (p)	22,828	22,828
Noranda Aluminum Acquisition Corp. 11.000%, 06/01/2019 (d) (f) (i)	222,000	0
Rain CII Carbon LLC / CII Carbon Corp. 8.250%, 01/15/2021 (r)	69,000	72,019
7.250%, 04/01/2025 (r)	130,000	134,550
		661,298
Paper & Forest Products — 0.53%
Boise Cascade Company 5.625%, 09/01/2024 (r)	130,000	134,550
Neenah Paper, Inc. 5.250%, 05/15/2021 (Acquired 05/16/2013 — 05/02/2014, Cost $83,840) (i) (r)	84,000	85,680
		220,230
TOTAL MATERIALS		1,757,578
REAL ESTATE — 0.32% Equity Real Estate Investment Trusts — 0.32%
The GEO Group, Inc. 5.875%, 10/15/2024	129,000	133,838
TOTAL REAL ESTATE		133,838
TELECOMMUNICATION SERVICES — 1.28% Diversified Telecommunication Services — 0.66%
Sable International Finance Ltd. 6.875%, 08/01/2022 (r)	109,000	118,265
Uniti Group, Inc. / CSL Capital LLC 8.250%, 10/15/2023	151,000	156,285
		274,550
Wireless Telecommunication Services — 0.62%
Telesat Canada / Telesat LLC 8.875%, 11/15/2024 (r)	165,000	185,625
Wind Acquisition Finance SA 7.375%, 04/23/2021 (r)	71,000	73,884
		259,509
TOTAL TELECOMMUNICATION SERVICES		534,059
	Principal Amount		Value
UTILITIES — 0.98% Independent Power and Renewable Electricity Producers — 0.98%
Calpine Corp. 5.750%, 01/15/2025		$129,000	$121,583
Dynegy, Inc. 7.625%, 11/01/2024 (c)		142,000	138,450
NRG Energy, Inc. 7.250%, 05/15/2026		142,000	147,680
			407,713
TOTAL UTILITIES			407,713
Total corporate bonds (Cost $16,224,898)			16,588,833
TERM LOANS — 1.28%
ENERGY — 1.20% Energy Equipment & Services — 1.02%
Fieldwood Energy LLC 8.296%, 08/31/2020 (b) (p)		80,218	75,706
8.421%, 09/30/2020 (b) (p)		108,296	86,636
8.421%, 09/30/2020 (b) (p)		106,704	60,021
Jonah Energy LLC 7.726%, 05/12/2021 (b) (p)		215,000	205,953
			428,316
Oil, Gas & Consumable Fuels — 0.18%
International Seaways Operating Corp. 6.790%, 06/22/2022 (b) (p)		75,000	74,625
TOTAL ENERGY			502,941
MATERIALS — 0.08% Chemicals — 0.08%
Iracore International Holdings, Inc. 10.000%, 04/13/2021 (Acquired 04/13/2017, Cost $31,585) (b) (f) (i) (m)		31,585	31,585
TOTAL MATERIALS			31,585
Total term loans (Cost $577,483)			534,526
Total long-term investments (Cost $38,620,605)			41,414,513
SHORT-TERM INVESTMENTS — 0.01%
Time Deposits — 0.01%
Brown Brothers Harriman & Co., 0.05%, 07/04/2017*	CAD	5,411	4,173
Total short-term investments (Cost $4,173)			4,173
Total investments — 99.20% (Cost $38,624,778)			41,418,686
Other assets in excess of liabilities — 0.80%			333,625
Net assets — 100.00%			$41,752,311

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2017

Hotchkis & Wiley Capital Income Fund

(a) — Non-income producing security.

(b) — The coupon rate shown on variable rate securities represents the rate at June 30, 2017.

(c) — All or a portion of this security is segregated as collateral for bridge loan commitments and delayed delivery securities.

(d) — Issuer is currently in default on its regularly scheduled interest payments.

(f) — Security was fair valued under guidelines established by and under the general supervision and responsibility of the Trust's Board of Trustees. The total market value of these securities was $607,397, which represented 1.45% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

(i) — Illiquid security.

(m) — Restricted security. Purchased in a private placement transaction; resale to the public may require registration. The total market value of these securities was $236,719, which represented 0.57% of net assets.

(p) — Payment in-kind security.

(r) — Restricted security under Rule 144A of the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $10,529,339, which represented 25.22% of net assets.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $586,134, which represented 1.40% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

CAD — Canadian Dollars

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

Schedule of Credit Default Swap Contracts — June 30, 2017

Hotchkis & Wiley Capital Income Fund

CREDITCREDIT DEFAULT SWAP CONTRACTS — BUY PROTECTION(1)
Reference Entity	Counterparty	Receive Fixed Rate	Expiration Date	Notional Amount(2)	Premiums Received	Value(3)	Unrealized Appreciation
Markit CDX.NA.HY.28	Goldman Sachs International(4)	5.00%	06/20/22	$405,000	$(30,073)	$(28,563)	$1,510

(1)  The buyer of protection is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default occurs. If a credit event occurs, as defined under the terms of that particular swap agreement, the seller will pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced entity or underlying securities comprising the referenced index.

(2)  The maximum potential payment the Fund could receive as a buyer or pay as a seller of credit protection if a credit event occurs as defined under the terms of the swap agreement.

(3)  The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)  Moody's rating of Goldman Sachs International, the counterparty, as of June 30, 2017 was A3.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2017

Hotchkis & Wiley High Yield Fund

Largest Issuers	Percent of net assets
Pinnacle Agriculture Holdings LLC	1.21%
CHS / Community Health Systems, Inc.	1.20%
Valeant Pharmaceuticals International, Inc.	1.14%
Rain CII Carbon LLC / CII Carbon Corp.	1.06%
HCA, Inc.	1.05%
CCO Holdings LLC / CCO Holdings Capital Corp.	1.02%
PetSmart, Inc.	1.02%
Harland Clarke Holdings Corp.	0.98%
Navistar International Corp.	0.95%
Momentive Performance Materials, Inc.	0.95%
CORPORATE BONDS — 89.03%	Principal Amount	Value
Advertising — 0.64%
MDC Partners, Inc. 6.500%, 05/01/2024 (r)	$17,105,000	$17,147,763
Aerospace/Defense — 0.78%
CBC Ammo LLC / CBC FinCo, Inc. 7.250%, 11/15/2021 (Acquired 04/09/2015 — 11/03/2016, Cost $18,667,434) (i) (r)	20,524,000	20,780,550
Auto Parts & Equipment — 1.34%
Adient Global Holdings Ltd. 4.875%, 08/15/2026 (r)	15,164,000	15,277,730
Meritor, Inc. 6.250%, 02/15/2024	19,538,000	20,466,055
		35,743,785
Automakers — 0.55%
Navistar International Corp. 8.250%, 11/01/2021 (c)	14,496,000	14,713,440
Banking — 1.38%
Popular, Inc. 7.000%, 07/01/2019	21,551,000	22,736,305
Societe Generale SA 7.375%, Perpetual (b) (r)	12,954,000	13,957,935
		36,694,240
Building & Construction — 3.06%
Ashton Woods USA LLC / Ashton Woods Finance Company 6.875%, 02/15/2021 (r)	18,089,000	18,541,225
Tutor Perini Corp. 6.875%, 05/01/2025 (r)	13,272,000	14,001,960
Weekley Homes LLC / Weekley Finance Corp. 6.000%, 02/01/2023	25,674,000	25,096,335
Zachry Holdings, Inc. 7.500%, 02/01/2020 (r)	22,935,000	23,737,725
		81,377,245
	Principal Amount	Value
Building Materials — 3.74%
Builders FirstSource, Inc. 5.625%, 09/01/2024 (r)	$19,509,000	$20,386,905
FBM Finance, Inc. 8.250%, 08/15/2021 (r)	18,919,000	20,361,574
RSI Home Products, Inc. 6.500%, 03/15/2023 (r)	18,935,000	20,023,762
Standard Industries, Inc. 6.000%, 10/15/2025 (r)	17,434,000	18,741,550
WESCO Distribution, Inc. 5.375%, 06/15/2024	19,056,000	19,984,980
		99,498,771
Cable & Satellite TV — 4.09%
Altice Luxembourg SA 7.625%, 02/15/2025 (r)	16,886,000	18,637,922
Cable One, Inc. 5.750%, 06/15/2022 (r)	14,581,000	15,364,729
CCO Holdings LLC / CCO Holdings Capital Corp. 5.375%, 05/01/2025 (r)	6,528,000	6,968,640
5.750%, 02/15/2026 (r)	18,843,000	20,209,118
SFR Group SA 6.000%, 05/15/2022 (r)	12,686,000	13,288,585
Virgin Media Finance PLC 6.375%, 04/15/2023 (r)	12,690,000	13,387,950
VTR Finance BV 6.875%, 01/15/2024 (r)	19,670,000	20,899,375
		108,756,319

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2017

Hotchkis & Wiley High Yield Fund

	Principal Amount	Value
Chemicals — 3.61%
Alpha 3 BV / Alpha US Bidco, Inc. 6.250%, 02/01/2025 (r)	$16,642,000	$17,203,668
The Chemours Company 7.000%, 05/15/2025	15,517,000	16,991,115
Hexion, Inc. 6.625%, 04/15/2020 (c)	25,308,000	23,220,090
Momentive Performance Materials, Inc. 3.880%, 10/24/2021 (c)	25,439,000	25,311,805
Momentive Performance Materials, Inc. — Escrow 8.875%, 10/15/2020 (a) (f) (i)	24,222,000	0
Platform Specialty Products Corp. 6.500%, 02/01/2022 (r)	12,768,000	13,246,800
		95,973,478
Consumer/Commercial/Lease Financing — 1.39%
Credit Acceptance Corp. 6.125%, 02/15/2021	19,208,000	19,784,240
Park Aerospace Holdings Ltd. 5.500%, 02/15/2024 (r)	16,515,000	17,291,205
		37,075,445
Department Stores — 0.53%
JC Penney Corp., Inc. 5.875%, 07/01/2023 (r)	14,259,000	14,205,529
Diversified Capital Goods — 1.77%
Apex Tool Group LLC 7.000%, 02/01/2021 (r)	14,379,000	13,444,365
EnPro Industries, Inc. 5.875%, 09/15/2022 (r)	13,542,000	14,185,245
General Cable Corp. 5.750%, 10/01/2022	19,340,000	19,436,700
		47,066,310
Electric — Generation — 2.23%
Calpine Corp. 5.750%, 01/15/2025	19,156,000	18,054,530
Dynegy, Inc. 7.625%, 11/01/2024 (c)	21,145,000	20,616,375
NRG Energy, Inc. 7.250%, 05/15/2026	19,978,000	20,777,120
		59,448,025
Electronics — 0.56%
Sensata Technologies BV 5.625%, 11/01/2024 (r)	13,722,000	14,768,303
	Principal Amount	Value
Energy — Exploration & Production — 8.44%
Bellatrix Exploration Ltd. 8.500%, 05/15/2020 (Acquired 05/15/2015 — 06/26/2017, Cost $18,290,994) (i) (r)	$20,881,000	$18,871,204
Bill Barrett Corp. 8.750%, 06/15/2025 (r)	14,450,000	12,174,125
Callon Petroleum Company 6.125%, 10/01/2024 (r)	2,340,000	2,392,650
6.125%, 10/01/2024	12,122,000	12,394,745
Cobalt International Energy, Inc. 10.750%, 12/01/2021 (r)	21,815,000	20,724,250
7.750%, 12/01/2023 (r)	815,000	494,094
Comstock Resources, Inc. 10.000%, 03/15/2020 (p)	19,586,000	19,634,965
Gulfport Energy Corp. 6.000%, 10/15/2024 (r)	6,685,000	6,534,587
Kosmos Energy Ltd. 7.875%, 08/01/2021 (r)	24,056,000	24,657,400
Lonestar Resources America, Inc. 8.750%, 04/15/2019 (Acquired 09/03/2015 — 05/22/2017, Cost $12,136,194) (i) (r)	17,673,000	16,966,080
Murphy Oil Corp. 6.875%, 08/15/2024	13,146,000	13,770,435
PetroQuest Energy, Inc. 10.000%, 02/15/2021 (i) (p)	20,844,378	15,060,063
Rice Energy, Inc. 6.250%, 05/01/2022	9,839,000	10,294,054
Sanchez Energy Corp. 6.125%, 01/15/2023	25,477,000	20,508,985
Ultra Resources, Inc. 7.125%, 04/15/2025 (r)	15,320,000	15,128,500
Whiting Petroleum Corp. 5.750%, 03/15/2021	15,822,000	14,951,790
		224,557,927
Food — Wholesale — 2.88%
Pinnacle Operating Corp. 9.000%, 05/15/2023 (Acquired 03/10/2017, Cost $17,874,437) (i) (r)	21,872,135	20,997,249
Shearer's Foods LLC / Chip Finance Corp. 9.000%, 11/01/2019 (r)	16,548,000	17,292,660
TreeHouse Foods, Inc. 6.000%, 02/15/2024 (r)	16,075,000	17,200,250
Wells Enterprises, Inc. 6.750%, 02/01/2020 (r)	20,453,000	21,168,855
		76,659,014

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2017

Hotchkis & Wiley High Yield Fund

	Principal Amount	Value
Forestry/Paper — 2.91%
Boise Cascade Company 5.625%, 09/01/2024 (r)	$14,488,000	$14,995,080
Enviva Partners LP / Enviva Partners Finance Corp. 8.500%, 11/01/2021 (r)	19,492,000	20,880,805
Neenah Paper, Inc. 5.250%, 05/15/2021 (Acquired 05/16/2013 — 04/28/2017, Cost $16,085,288) (i) (r)	16,093,000	16,414,860
Rayonier AM Products, Inc. 5.500%, 06/01/2024 (r)	25,687,000	25,125,225
		77,415,970
Gaming — 1.81%
MGM Resorts International 7.750%, 03/15/2022 (c)	5,670,000	6,669,337
Penn National Gaming, Inc. 5.625%, 01/15/2027 (r)	14,467,000	14,774,424
Rivers Pittsburgh Borrower LP / Rivers Pittsburgh Finance Corp. 6.125%, 08/15/2021 (r)	12,978,000	13,205,115
Wynn Macau Ltd. 5.250%, 10/15/2021 (r)	13,166,000	13,528,065
		48,176,941
Gas Distribution — 3.27%
American Midstream Partners LP / American Midstream Finance Corp. 8.500%, 12/15/2021 (r)	12,901,000	12,997,757
Cheniere Corpus Christi Holdings LLC 5.875%, 03/31/2025	13,761,000	14,724,270
Holly Energy Partners LP / Holly Energy Finance Corp. 6.000%, 08/01/2024 (r)	19,121,000	19,981,445
Niska Gas Storage Ltd. / Niska Gas Storage Canada Finance Corp. 6.500%, 04/01/2019	18,840,000	19,216,800
PBF Logistics LP / PBF Logistics Finance Corp. 6.875%, 05/15/2023	19,784,000	20,179,680
		87,099,952
Health Facilities — 3.75%
CHS / Community Health Systems, Inc. 6.875%, 02/01/2022	20,132,000	17,665,830
6.250%, 03/31/2023	13,777,000	14,274,350
HCA, Inc. 5.000%, 03/15/2024	6,999,000	7,427,689
5.375%, 02/01/2025	19,435,000	20,548,625
LifePoint Health, Inc. 5.875%, 12/01/2023	16,677,000	17,635,927
Tenet Healthcare Corp. 6.750%, 06/15/2023 (c)	22,196,000	22,251,490
		99,803,911
	Principal Amount	Value
Machinery — 1.26%
Cleaver-Brooks, Inc. 8.750%, 12/15/2019 (r)	$19,619,000	$20,256,617
Welbilt, Inc. 9.500%, 02/15/2024	11,393,000	13,272,845
		33,529,462
Managed Care — 0.51%
Centene Corp. 6.125%, 02/15/2024	12,602,000	13,656,535
Media — Diversified — 0.74%
National CineMedia LLC 5.750%, 08/15/2026	20,151,000	19,647,225
Media Content — 1.43%
Salem Media Group, Inc. 6.750%, 06/01/2024 (r)	17,688,000	18,174,420
Townsquare Media, Inc. 6.500%, 04/01/2023 (r)	19,539,000	19,758,814
		37,933,234
Medical Products — 2.16%
DJO Finco, Inc. / DJO Finance LLC / DJO Finance Corp. 8.125%, 06/15/2021 (r)	16,068,000	15,023,580
Halyard Health, Inc. 6.250%, 10/15/2022	21,752,000	22,785,220
Hill-Rom Holdings, Inc. 5.750%, 09/01/2023 (r)	18,525,000	19,590,188
		57,398,988
Metals/Mining Excluding Steel — 3.00%
Century Aluminum Company 7.500%, 06/01/2021 (r)	20,122,000	20,826,270
Kaiser Aluminum Corp. 5.875%, 05/15/2024	12,163,000	12,831,965
New Day Aluminum LLC 10.000%, 10/28/2020 (Acquired 10/28/2016 — 06/30/2017, Cost $182,581) (f) (i) (m) (p)	949,535	854,582
10.000%, 10/28/2020 (Acquired 10/28/2016 — 06/30/2017, Cost $75,196) (f) (i) (m) (p)	352,932	352,932
Noranda Aluminum Acquisition Corp. 11.000%, 06/01/2019 (d) (f) (i)	18,476,000	0
Rain CII Carbon LLC / CII Carbon Corp. 8.250%, 01/15/2021 (r)	9,218,000	9,621,287
7.250%, 04/01/2025 (r)	17,853,000	18,477,855
Real Alloy Holding, Inc. 10.000%, 01/15/2019 (r)	17,383,000	16,904,968
		79,869,859

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2017

Hotchkis & Wiley High Yield Fund

	Principal Amount	Value
Oil Field Equipment & Services — 5.77%
Atwood Oceanics, Inc. 6.500%, 02/01/2020	$12,137,000	$12,091,486
Exterran Energy Solutions LP / EES Finance Corp. 8.125%, 05/01/2025 (r)	13,149,000	13,444,852
KCA Deutag UK Finance PLC 9.875%, 04/01/2022 (r)	15,232,000	14,851,200
McDermott International, Inc. 8.000%, 05/01/2021 (r)	23,078,000	23,366,475
PHI, Inc. 5.250%, 03/15/2019	22,306,000	20,744,580
Shelf Drilling Holdings Ltd. 9.500%, 11/02/2020 (r)	20,348,166	19,839,462
Transocean, Inc. 9.000%, 07/15/2023 (r)	19,203,000	20,019,128
Unit Corp. 6.625%, 05/15/2021	23,292,000	22,418,550
Weatherford International Ltd. 9.875%, 02/15/2024 (r)	6,306,000	6,621,300
		153,397,033
Oil Refining & Marketing — 0.98%
Calumet Specialty Products Partners LP / Calumet Finance Corp. 6.500%, 04/15/2021	17,394,000	15,132,780
PBF Holding Company LLC / PBF Finance Corp. 7.250%, 06/15/2025 (r)	11,260,000	10,908,125
		26,040,905
Packaging — 0.92%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.125%, 07/15/2023 (r)	14,645,000	15,230,800
7.000%, 07/15/2024 (r)	8,640,000	9,284,458
		24,515,258
Personal & Household Products — 2.01%
American Greetings Corp. 7.875%, 02/15/2025 (r)	14,496,000	15,746,280
Central Garden & Pet Company 6.125%, 11/15/2023	10,600,000	11,342,000
FGI Operating Company LLC / FGI Finance, Inc. 7.875%, 05/01/2020 (i)	16,801,000	11,424,680
Vista Outdoor, Inc. 5.875%, 10/01/2023	14,586,000	15,060,045
		53,573,005
	Principal Amount	Value
Pharmaceuticals — 3.59%
AMAG Pharmaceuticals, Inc. 7.875%, 09/01/2023 (r)	$24,095,000	$23,281,794
Endo Dac / Endo Finance LLC / Endo Finco, Inc. 6.000%, 07/15/2023 (r)	22,320,000	18,871,560
Mallinckrodt International Finance SA / Mallinckrodt CB LLC 5.750%, 08/01/2022 (r)	24,183,000	22,852,935
Valeant Pharmaceuticals International, Inc. 7.000%, 03/15/2024 (r)	12,355,000	13,019,081
6.125%, 04/15/2025 (r)	20,522,000	17,443,700
		95,469,070
Printing & Publishing — 1.69%
Harland Clarke Holdings Corp. 9.250%, 03/01/2021 (r)	26,625,000	26,125,781
LSC Communications, Inc. 8.750%, 10/15/2023 (r)	17,864,000	18,712,540
		44,838,321
Recreation & Travel — 1.63%
Interval Acquisition Corp. 5.625%, 04/15/2023	15,718,000	16,346,720
Silversea Cruise Finance Ltd. 7.250%, 02/01/2025 (r)	14,445,000	15,474,206
Viking Cruises Ltd. 8.500%, 10/15/2022 (r)	11,000,000	11,591,250
		43,412,176
Restaurants — 1.20%
KFC Holding Company / Pizza Hut Holdings LLC / Taco Bell of America LLC 5.250%, 06/01/2026 (r)	14,854,000	15,670,970
Ruby Tuesday, Inc. 7.625%, 05/15/2020	16,987,000	16,180,118
		31,851,088
Software/Services — 2.37%
First Data Corp. 7.000%, 12/01/2023 (r)	12,156,000	13,006,920
Nuance Communications, Inc. 5.625%, 12/15/2026 (r)	13,117,000	14,067,983
PTC, Inc. 6.000%, 05/15/2024	11,132,000	12,078,220
VeriSign, Inc. 5.250%, 04/01/2025	19,035,000	20,415,037
4.750%, 07/15/2027 (r)	3,370,000	3,424,763
		62,992,923
Specialty Retail — 1.65%
Murphy Oil USA, Inc. 5.625%, 05/01/2027	16,041,000	16,742,794
PetSmart, Inc. 7.125%, 03/15/2023 (r)	14,875,000	13,275,937
5.875%, 06/01/2025 (r)	14,245,000	13,799,844
		43,818,575

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2017

Hotchkis & Wiley High Yield Fund

	Principal Amount	Value
Support — Services — 3.97%
AECOM 5.875%, 10/15/2024 (c)	$16,782,000	$18,334,335
Ashtead Capital, Inc. 5.625%, 10/01/2024 (r)	12,089,000	13,056,120
CSVC Acquisition Corp. 7.750%, 06/15/2025 (r)	14,200,000	14,546,125
The GEO Group, Inc. 5.875%, 10/15/2024	20,035,000	20,786,312
Herc Rentals, Inc. 7.750%, 06/01/2024 (r)	19,027,000	20,168,620
Sotheby's 5.250%, 10/01/2022 (r)	18,228,000	18,729,270
		105,620,782
Technology Hardware & Equipment — 1.26%
CDW LLC / CDW Finance Corp. 5.500%, 12/01/2024	12,430,000	13,505,941
CommScope Technologies Finance LLC 6.000%, 06/15/2025 (r)	18,690,000	20,045,025
		33,550,966
Telecom — Wireless — 1.24%
Telesat Canada / Telesat LLC 8.875%, 11/15/2024 (r)	18,117,000	20,381,625
Wind Acquisition Finance SA 7.375%, 04/23/2021 (r)	12,138,000	12,631,106
		33,012,731
Telecom — Wireline Integrated & Services — 1.52%
Sable International Finance Ltd. 6.875%, 08/01/2022 (r)	16,542,000	17,948,070
Uniti Group, Inc. / CSL Capital LLC 8.250%, 10/15/2023	21,803,000	22,566,105
		40,514,175
Transport Infrastructure/Services — 1.40%
GasLog Ltd. 8.875%, 03/22/2022	17,889,000	18,917,618
XPO Logistics, Inc. 6.500%, 06/15/2022 (r)	17,440,000	18,399,200
		37,316,818
Total corporate bonds (Cost $2,315,882,975)		2,368,922,047
ASSET-BACKED SECURITIES — 0.46%
Air Transportation — 0.46%
U.S. Airways Pass Through Trust — Class B — Series 2012-2 6.750%, 06/03/2021	11,131,910	12,225,063
Total asset-backed securities (Cost $11,660,452)		12,225,063
CONVERTIBLE BONDS — 0.40%	Principal Amount	Value
Automakers — 0.40%
Navistar International Corp. 4.750%, 04/15/2019	$10,986,000	$10,745,681
Total convertible bonds (Cost $10,596,132)		10,745,681
TERM LOANS — 1.87%
Energy — Exploration & Production — 1.38%
Fieldwood Energy LLC 8.296%, 08/31/2020 (b) (p)	7,248,658	6,840,921
8.421%, 09/30/2020 (b) (p)	9,785,808	7,828,647
8.421%, 09/30/2020 (b) (p)	8,119,192	4,567,045
Jonah Energy LLC 7.726%, 05/12/2021 (b) (p)	18,315,210	17,544,506
		36,781,119
Metals/Mining Excluding Steel — 0.02%
New Day Aluminum LLC 8.000%, 10/28/2017 (Acquired 10/28/2016, Cost $512,000) (f) (i) (m)	512,000	512,000
Oil Field Equipment & Services — 0.10%
Iracore International Holdings, Inc. 10.000%, 04/13/2021 (Acquired 04/13/2017, Cost $2,590,943) (b) (f) (i) (m)	2,590,943	2,590,943
Oil Refining & Marketing — 0.37%
International Seaways Operating Corp. 6.790%, 06/22/2022 (b) (p)	9,825,000	9,775,875
Total term loans (Cost $53,038,463)		49,659,937
PREFERRED STOCKS — 2.05%	Shares Held
Banking — 1.63%
Citigroup, Inc., 7.125% (b)	345,520	10,331,048
Countrywide Capital V, 7.000%	432,426	11,096,051
Royal Bank of Scotland Group PLC, 6.600%	850,866	22,028,921
		43,456,020
Food — Wholesale — 0.42%
Pinnacle Agriculture Enterprises LLC (Acquired 03/10/2017, Cost $11,192,395) (a) (f) (i) (m)	15,232,907	11,272,351
Total preferred stocks (Cost $49,677,133)		54,728,371
COMMON STOCKS — 1.70%
Automakers — 0.00%
General Motors Company — Escrow (a) (f) (i)	352,400	0

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2017

Hotchkis & Wiley High Yield Fund

	Shares Held	Value
Energy — Exploration & Production — 0.34%
Comstock Resources, Inc. (a)	59,875	$423,316
Energy XXI Gulf Coast, Inc. (a)	406,652	7,551,528
PetroQuest Energy, Inc. (a)	337,194	667,644
Prairie Provident Resources, Inc. (a)	454,555	175,260
Warren Resources, Inc. (a) (f) (i)	116,226	160,741
		8,978,489
Metals/Mining Excluding Steel — 0.74%
GHW Holdco LLC (Acquired 10/28/2016, Cost $30,000) (a) (f) (i) (m) (o)	1	30,000
Horsehead Holding LLC (a) (f) (i) (o)	76,444	19,487,968
Noranda Aluminum Acquisition Corp. — Escrow (a) (f) (i)	1,283,008	159,093
		19,677,061
Oil Field Equipment & Services — 0.18%
Forbes Energy Services Ltd. (a) (i)	12,506	168,830
Iracore Investments Holdings, Inc. — Class A (Acquired 04/13/2017, Cost $4,696,250) (a) (f) (i) (m) (o)	22,092	4,696,318
		4,865,148
Specialty Retail — 0.44%
Quiksilver, Inc. (a) (f) (i)	582,983	11,642,171
Quiksilver, Inc. — Escrow (a) (f) (i)	4,886,000	0
		11,642,171
Total common stocks (Cost $82,055,416)		45,162,869
WARRANTS — 0.00%
Energy — Exploration & Production — 0.00%
Lonestar Resources America, Inc. Expiration: December 2021, Exercise Price $5.00 (a) (f) (i)	180,000	0
Total warrants (Cost $763,200)		0
Total long-term investments (Cost $2,523,673,771)		2,541,443,968
SHORT-TERM INVESTMENTS — 0.57%	Principal Amount	Value
Time Deposits — 0.57%
Australia and New Zealand Banking Group Ltd., 0.58%, 07/03/2017*	$15,232,050	$15,232,050
Total short-term investments (Cost $15,232,050)		15,232,050
Total investments — 96.08% (Cost $2,538,905,821)		2,556,676,018
Other assets in excess of liabilities — 3.92%		104,244,727
Net assets — 100.00%		$2,660,920,745

(a) — Non-income producing security.

(b) — The coupon rate shown on variable rate securities represents the rate at June 30, 2017.

(c) — All or a portion of this security is segregated as collateral for bridge loan commitments, credit default swap contracts and delayed delivery securities.

(d) — Issuer is currently in default on its regularly scheduled interest payments.

(f) — Security was fair valued under guidelines established by and under the general supervision and responsibility of the Trust's Board of Trustees. The total market value of these securities was $51,759,099, which represented 1.95% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

(i) — Illiquid security.

(m) — Restricted security. Purchased in a private placement transaction; resale to the public may require registration. The total market value of these securities was $20,309,126, which represented 0.76% of net assets.

(o) — Affiliated issuer. See Note 6 in Notes to the Financial Statements.

(p) — Payment in-kind security.

(r) — Restricted security under Rule 144A of the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $1,467,035,297, which represented 55.13% of net assets.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Credit Default Swap Contracts — June 30, 2017

Hotchkis & Wiley High Yield Fund

CREDIT DEFAULT SWAP CONTRACTS — BUY PROTECTION(1)
Reference Entity	Counterparty	Receive Fixed Rate	Expiration Date	Notional Amount(2)	Premiums Received	Value(3)	Unrealized Appreciation
Markit CDX.NA.HY.28	Goldman Sachs International(4)	5.00%	06/20/22	$72,900,000	$(5,413,197)	$(5,141,453)	$271,744

(1)  The buyer of protection is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default occurs. If a credit event occurs, as defined under the terms of that particular swap agreement, the seller will pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced entity or underlying securities comprising the referenced index.

(2)  The maximum potential payment the Fund could receive as a buyer or pay as a seller of credit protection if a credit event occurs as defined under the terms of the swap agreement.

(3)  The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)  Moody's rating of Goldman Sachs International, the counterparty, as of June 30, 2017 was A3.

The accompanying notes are an integral part of these financial statements.

Statements of Assets & Liabilities

JUNE 30, 2017

	Diversified Value Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund	Small Cap Diversified Value Fund
Assets:
Long-term investments, at value*
Unaffiliated issuers	$112,581,776	$435,547,270	$1,933,159,977	$753,867,603	$19,702,628
Affiliated issuers	—	—	63,100,794	9,641,344	—
Collateral for securities on loan*	238,410	2,956,605	52,415,526	34,458,500	—
Short-term investments*	359,592	713,246	64	10,583,024	274,067
Dividends and interest receivable	186,519	817,442	3,836,489	920,811	17,141
Receivable for investments sold	—	—	20,670,594	4,973,801	38,248
Receivable for Fund shares sold	47,362	589,812	2,155,321	1,633,684	—
Receivable from Advisor	—	—	—	—	2,091
Other assets	8,848	26,215	52,726	33,918	6,131
Total assets	$113,422,507	$440,650,590	$2,075,391,491	$816,112,685	$20,040,306
Liabilities:
Collateral upon return of securities on loan	$238,410	$2,956,605	$52,415,526	$34,458,500	$—
Payable for investments purchased	117,231	295,260	1,220,788	3,159,261	—
Payable for Fund shares repurchased	637,998	880,512	6,643,318	846,309	3,837
Payable to Advisor	145,624	268,200	1,225,039	474,801	—
Accrued distribution and service fees	51,398	226,853	360,385	120,716	923
Cash overdraft	—	—	388,796	—	—
Accrued expenses and other liabilities	71,006	191,216	797,662	364,347	49,512
Total liabilities	1,261,667	4,818,646	63,051,514	39,423,934	54,272
Commitments and contingencies (Note 8)
Net assets	$112,160,840	$435,831,944	$2,012,339,977	$776,688,751	$19,986,034
Net Assets consist of:
Paid-in capital	$402,435,817	$902,898,947	$2,015,892,855	$700,562,647	$16,149,325
Undistributed net investment income	1,972,008	5,847,544	1,055,587	1,758,707	21,347
Undistributed net realized gain (loss)	(269,307,982)	(443,143,681)	94,540,467	4,213,179	1,282,660
Net unrealized appreciation (depreciation) of securities and foreign currency transactions	(22,939,003)	(29,770,866)	(99,148,932)	70,154,218	2,532,702
Net assets	$112,160,840	$435,831,944	$2,012,339,977	$776,688,751	$19,986,034
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class I
Net assets	$68,260,049	$269,713,636	$1,675,919,669	$669,810,069	$19,264,924
Shares outstanding (unlimited shares $0.001 par value authorized)	3,916,997	8,689,021	45,135,008	11,292,822	1,597,524
Net asset value per share	$17.43	$31.04	$37.13	$59.31	$12.06
Calculation of Net Asset Value Per Share — Class A
Net assets	$41,083,501	$135,348,865	$274,787,467	$89,794,777	$721,110
Shares outstanding (unlimited shares $0.001 par value authorized)	2,351,549	4,387,994	7,515,040	1,523,743	60,021
Net asset value per share	$17.47	$30.85	$36.57	$58.93	$12.01
Public Offering Price Per Share — Class A
(Net asset value per share divided by 0.9475)	$18.44	$32.56	$38.60	$62.20	$12.68
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class C
Net assets	$2,817,290	$17,250,132	$50,612,465	$17,083,905
Shares outstanding (unlimited shares $0.001 par value authorized)	163,149	571,904	1,568,698	344,400
Net asset value per share	$17.27	$30.16	$32.26	$49.60
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class R
Net assets		$13,519,311	$11,020,376
Shares outstanding (unlimited shares $0.001 par value authorized)		436,623	301,108
Net asset value per share		$30.96	$36.60
*Cost of long-term investments
Unaffiliated issuers	$135,520,779	$465,318,136	$1,966,613,876	$651,954,200	$17,169,931
Affiliated issuers	—	—	128,811,431	41,401,463	—
*Cost of collateral for securities on loan	238,410	2,956,605	52,415,526	34,458,500	—
*Cost of short-term investments	359,592	713,246	60	10,583,024	274,067

The accompanying notes are an integral part of these financial statements.

Statements of Assets & Liabilities

JUNE 30, 2017

	Global Value Fund	International Value Fund	Value Opportunities Fund	Capital Income Fund	High Yield Fund
Assets:
Long-term investments, at value*
Unaffiliated issuers	$8,083,562	$2,386,804	$517,222,904	$41,414,513	$2,517,229,682
Affiliated issuers	—	—	6,937,269	—	24,214,286
Collateral for securities on loan*	—	—	17,418,320	—	—
Short-term investments*	52,432	37,094	14,289,641	4,173	15,232,050
Cash denominated in foreign currencies#	—	487	—	—	—
Unrealized appreciation on credit default swap contracts	—	—	—	1,510	271,744
Cash collateral for futures	—	—	237,044	—	—
Dividends and interest receivable	26,390	10,324	1,901,638	368,595	40,329,215
Receivable for investments sold	—	—	4,124,241	593,285	73,375,813
Receivable from broker for credit default swap contracts	—	—	—	45,298	7,383,668
Receivable for variation margin	—	—	26,462	—	—
Receivable for Fund shares sold	619	—	1,344,241	32,907	7,721,986
Receivable from Advisor	8,439	28,959	—	—	—
Other assets	5,481	1,534	22,644	13,908	127,254
Total assets	$8,176,923	$2,465,202	$563,524,404	$42,474,189	$2,685,885,698
Liabilities:
Collateral upon return of securities on loan	$—	$—	$17,418,320	$—	$—
Premiums received for credit default swap contracts	—	—	—	30,073	5,413,197
Payable for investments purchased	—	—	2,685,387	314,027	9,098,698
Payable for Fund shares repurchased	—	—	269,816	10,160	5,451,363
Payable to Advisor	—	—	331,271	8,431	1,105,732
Payable to Trustees	—	—	11	—	96
Accrued distribution and service fees	860	—	212,679	10,032	310,173
Distributions payable to shareholders	—	—	—	26,786	2,843,781
Cash overdraft	—	—	187	265,591	—
Accrued expenses and other liabilities	46,679	43,232	204,427	56,778	741,913
Total liabilities	47,539	43,232	21,122,098	721,878	24,964,953
Commitments and contingencies (Note 8)
Net assets	$8,129,384	$2,421,970	$542,402,306	$41,752,311	$2,660,920,745
Net Assets consist of:
Paid-in capital	$7,213,824	$2,063,738	$503,751,274	$42,008,107	$2,747,666,561
Undistributed net investment income (loss)	58,469	20,262	3,893,537	21,081	(1,507,342)
Undistributed net realized gain (loss)	87,231	62,859	(11,417,382)	(3,072,370)	(103,280,415)
Net unrealized appreciation (depreciation) of:
Securities and foreign currency transactions	769,860	275,111	46,235,402	2,793,983	17,770,197
Credit default swap contracts	—	—	—	1,510	271,744
Futures contracts	—	—	(60,525)	—	—
Net assets	$8,129,384	$2,421,970	$542,402,306	$41,752,311	$2,660,920,745
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class I
Net assets	$7,693,821	$2,421,970	$347,923,837	$20,581,655	$2,091,104,143
Shares outstanding (unlimited shares $0.001 par value authorized)	600,259	204,422	12,430,791	1,644,781	170,555,783
Net asset value per share	$12.82	$11.85	$27.99	$12.51	$12.26
Calculation of Net Asset Value Per Share — Class A
Net assets	$435,563		$136,525,212	$21,170,656	$566,806,444
Shares outstanding (unlimited shares $0.001 par value authorized)	34,040		4,875,380	1,627,012	46,522,359
Net asset value per share	$12.80		$28.00	$13.01	$12.18
Public Offering Price Per Share — Class A
(Net asset value per share divided by 0.9475)	$13.51		$29.55
(Net asset value per share divided by 0.9525)				$13.66
(Net asset value per share divided by 0.9625)					$12.65
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class C
Net assets			$57,953,257		$3,010,158
Shares outstanding (unlimited shares $0.001 par value authorized)			2,225,683		245,527
Net asset value per share			$26.04		$12.26
*Cost of long-term investments
Unaffiliated issuers	$7,313,885	$2,111,853	$470,999,133	$38,620,605	$2,483,188,981
Affiliated issuers	—	—	6,937,250	—	40,484,790
*Cost of collateral for securities on loan	—	—	17,418,320	—	—
*Cost of short-term investments	52,431	37,094	14,289,638	4,173	15,232,050
#Cost of cash denominated in foreign currencies	$—	$486	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

Statements of Operations

FOR THE YEAR ENDED JUNE 30, 2017

	Diversified Value Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund	Small Cap Diversified Value Fund
Investment income:
Dividends*
Unaffiliated issuers	$3,732,879	$11,091,271	$26,994,679	$10,477,811	$315,943
Affiliated issuers	—	—	—	379,608	—
Interest	3,419	13,158	62,960	27,398	789
Securities on loan, net	7,908	19,793	319,761	351,203	—
Total income	3,744,206	11,124,222	27,377,400	11,236,020	316,732
Expenses:
Advisory fees	1,295,602	3,519,704	15,735,042	6,082,596	117,058
Professional fees and expenses	40,562	53,534	133,837	86,076	29,472
Custodian fees and expenses	21,455	31,401	130,494	53,806	4,672
Transfer agent fees and expenses	306,829	684,752	4,081,558	1,540,737	23,569
Accounting fees and expenses	26,935	59,232	242,037	98,281	53,512
Administration fees and expenses	53,215	145,062	646,499	250,649	34,775
Trustees' fees and expenses	17,542	40,047	176,600	68,735	1,436
Reports to shareholders	16,357	21,931	176,871	79,879	2,940
Registration fees	58,368	63,216	83,116	97,638	34,365
Distribution and service fees — Class A	101,105	353,210	768,523	253,226	1,314
Distribution and service fees — Class C	29,752	198,165	592,513	197,422	—
Distribution and service fees — Class R	—	72,000	62,542	—	—
Other expenses	20,905	33,298	122,363	50,885	4,332
Total expenses	1,988,627	5,275,552	22,951,995	8,859,930	307,445
Fee waiver/expense reimbursement by Advisor (Note 2)	(216,675)	—	—	—	(144,050)
Net expenses	1,771,952	5,275,552	22,951,995	8,859,930	163,395
Net investment income	1,972,254	5,848,670	4,425,405	2,376,090	153,337
Realized and Unrealized Gains (Losses):
Net realized gains (losses) from:
Sales of unaffiliated issuers	(26,805,247)	15,480,967	143,501,154	85,211,966	1,898,018
Sales of affiliated issuers	—	—	(16,973,953)	(4,765,613)	—
Foreign currency transactions	(246)	(1,043)	(64,735)	34,498	92
Net realized gains (losses)	(26,805,493)	15,479,924	126,462,466	80,480,851	1,898,110
Net change in unrealized appreciation of securities and foreign currency transactions	68,420,848	87,865,394	305,154,552	117,552,434	2,842,162
Net gains	41,615,355	103,345,318	431,617,018	198,033,285	4,740,272
Net Increase in Net Assets Resulting from Operations	$43,587,609	$109,193,988	$436,042,423	$200,409,375	$4,893,609
*Net of Foreign Taxes Withheld	$72,407	$244,078	$493,915	$247,220	$1,192

The accompanying notes are an integral part of these financial statements.

Statements of Operations

FOR THE YEAR ENDED JUNE 30, 2017

	Global Value Fund	International Value Fund	Value Opportunities Fund	Capital Income Fund	High Yield Fund
Investment income:
Dividends*	$144,373	$47,180	$7,889,669	$484,972	$3,630,414
Interest	323	96	3,975,731	1,246,226	177,336,030
Securities on loan, net	—	—	155,763	—	—
Total income	144,696	47,276	12,021,163	1,731,198	180,966,444
Expenses:
Advisory fees	54,635	17,717	3,690,038	243,441	14,373,783
Professional fees and expenses	28,266	25,871	50,837	29,628	161,249
Custodian fees and expenses	10,206	9,472	69,159	26,483	72,283
Transfer agent fees and expenses	27,890	15,223	663,040	38,877	3,014,991
Accounting fees and expenses	37,815	43,596	64,566	61,658	328,332
Administration fees and expenses	31,328	31,334	152,431	29,305	804,595
Trustees' fees and expenses	541	166	40,106	3,050	211,658
Reports to shareholders	2,647	2,539	23,675	3,751	98,863
Registration fees	31,913	4,648	65,151	33,809	69,234
Distribution and service fees — Class A	649	—	334,303	50,373	1,407,572
Distribution and service fees — Class C	—	—	607,824	—	30,754
Other expenses	4,016	2,939	31,161	5,652	134,321
Total expenses	229,906	153,505	5,792,291	526,027	20,707,635
Fee waiver/expense reimbursement by Advisor (Note 2)	(154,134)	(119,035)	—	(176,035)	(975,404)
Fee waiver by Administrator (Note 2)	—	(10,500)	—	—	—
Net expenses	75,772	23,970	5,792,291	349,992	19,732,231
Net investment income	68,924	23,306	6,228,872	1,381,206	161,234,213
Realized and Unrealized Gains (Losses):
Net realized gains (losses) from:
Sales of unaffiliated issuers	348,020	90,372	4,906,410	474,176	(43,640,145)
Foreign currency transactions	(1,250)	(726)	(59,098)	(1,256)	3,909
Credit default swap contracts	—	—	—	(1,966)	(796,565)
Futures contracts	—	—	1,336,740	—	—
Net realized gains (losses)	346,770	89,646	6,184,052	470,954	(44,432,801)
Net change in unrealized appreciation (depreciation) of:
Securities and foreign currency transactions	1,187,259	366,528	108,366,764	5,718,801	215,564,517
Credit default swap contracts	—	—	—	1,510	40,893
Futures contracts	—	—	(1,400,338)	—	—
Net change in unrealized appreciation	1,187,259	366,528	106,966,426	5,720,311	215,605,410
Net gains	1,534,029	456,174	113,150,478	6,191,265	171,172,609
Net Increase in Net Assets Resulting from Operations	$1,602,953	$479,480	$119,379,350	$7,572,471	$332,406,822
*Net of Foreign Taxes Withheld	$7,013	$4,017	$218,734	$17,610	$—

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Diversified Value Fund		Large Cap Value Fund
	Year ended June 30, 2017	Year ended June 30, 2016	Year ended June 30, 2017	Year ended June 30, 2016
Operations:
Net investment income	$1,972,254	$6,840,691	$5,848,670	$8,826,123
Net realized gains (losses)	(26,805,493)	44,616,742	15,479,924	43,925,032
Net change in unrealized appreciation (depreciation)	68,420,848	(97,729,229)	87,865,394	(103,150,578)
Net increase (decrease) in net assets resulting from operations	43,587,609	(46,271,796)	109,193,988	(50,399,423)
Dividends and Distributions to Shareholders:
Net investment income:
Class I	(4,250,963)	(6,169,631)	(6,008,031)	(6,843,779)
Class A	(2,029,291)	(475,579)	(2,463,997)	(1,999,075)
Class C	(130,512)	(8,797)	(130,596)	(90,520)
Class R	—	—	(223,583)	(131,889)
Net realized gains:
Class I	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Class R	—	—	—	—
Net decrease in net assets resulting from dividends and distributions to shareholders	(6,410,766)	(6,654,007)	(8,826,207)	(9,065,263)
Capital Share Transactions:
Net decrease in net assets resulting from capital share transactions	(308,922,204)	(102,154,276)	(146,809,432)	(183,143,627)
Net Assets:
Total decrease in net assets	(271,745,361)	(155,080,079)	(46,441,651)	(242,608,313)
Beginning of year	383,906,201	538,986,280	482,273,595	724,881,908
End of year	$112,160,840	$383,906,201	$435,831,944	$482,273,595
Undistributed net investment income	$1,972,008	$6,410,766	$5,847,544	$8,826,124

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Mid-Cap Value Fund		Small Cap Value Fund
	Year ended June 30, 2017	Year ended June 30, 2016	Year ended June 30, 2017	Year ended June 30, 2016
Operations:
Net investment income	$4,425,405	$16,657,049	$2,376,090	$2,461,172
Net realized gains (losses)	126,462,466	98,685,655	80,480,851	(36,500,999)
Net change in unrealized appreciation (depreciation)	305,154,552	(518,722,360)	117,552,434	(157,245,043)
Net increase (decrease) in net assets resulting from operations	436,042,423	(403,379,656)	200,409,375	(191,284,870)
Dividends and Distributions to Shareholders:
Net investment income:
Class I	(5,491,081)	(8,441,105)	(2,949,850)	(2,304,482)
Class A	(590,653)	(458,979)	—	(172,473)
Class C	—	—	—	—
Class R	(13,844)	—	—	—
Net realized gains:
Class I	(21,970,175)	(241,166,879)	—	(83,903,099)
Class A	(3,941,402)	(53,451,452)	—	(16,251,914)
Class C	(865,957)	(14,053,381)	—	(3,320,258)
Class R	(181,505)	(1,893,363)	—	—
Net decrease in net assets resulting from dividends and distributions to shareholders	(33,054,617)	(319,465,159)	(2,949,850)	(105,952,226)
Capital Share Transactions:
Net decrease in net assets resulting from capital share transactions	(448,189,011)	(486,019,507)	(253,832,782)	(51,371,484)
Net Assets:
Total decrease in net assets	(45,201,205)	(1,208,864,322)	(56,373,257)	(348,608,580)
Beginning of year	2,057,541,182	3,266,405,504	833,062,008	1,181,670,588
End of year	$2,012,339,977	$2,057,541,182	$776,688,751	$833,062,008
Undistributed net investment income (loss)	$1,055,587	$(3,445,777)	$1,758,707	$1,528,565

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Small Cap Diversified Value Fund		Global Value Fund
	Year ended June 30, 2017	Year ended June 30, 2016	Year ended June 30, 2017	Year ended June 30, 2016
Operations:
Net investment income	$153,337	$102,091	$68,924	$70,240
Net realized gains (losses)	1,898,110	(847,614)	346,770	(156,568)
Net change in unrealized appreciation (depreciation)	2,842,162	(174,138)	1,187,259	(481,740)
Net increase (decrease) in net assets resulting from operations	4,893,609	(919,661)	1,602,953	(568,068)
Dividends and Distributions to Shareholders:
Net investment income:
Class I	(145,133)	(66,248)	(54,261)	(57,419)
Class A	(1,679)	(1,275)	(1,332)	(769)
Net realized gains:
Class I	—	(383,431)	—	(298,490)
Class A	—	(10,065)	—	(5,594)
Net decrease in net assets resulting from dividends and distributions to shareholders	(146,812)	(461,019)	(55,593)	(362,272)
Capital Share Transactions:
Net increase (decrease) in net assets resulting from capital share transactions	561,118	591,725	1,283,358	(24,916)
Net Assets:
Total increase (decrease) in net assets	5,307,915	(788,955)	2,830,718	(955,256)
Beginning of year	14,678,119	15,467,074	5,298,666	6,253,922
End of year	$19,986,034	$14,678,119	$8,129,384	$5,298,666
Undistributed net investment income	$21,347	$36,462	$58,469	$46,388
The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	International Value Fund		Value Opportunities Fund
	Year ended June 30, 2017	Period ended June 30, 2016+	Year ended June 30, 2017	Year ended June 30, 2016
Operations:
Net investment income	$23,306	$28,698	$6,228,872	$14,420,305
Net realized gains (losses)	89,646	18,639	6,184,052	(15,580,571)
Net change in unrealized appreciation (depreciation)	366,528	(91,417)	106,966,426	(66,041,108)
Net increase (decrease) in net assets resulting from operations	479,480	(44,080)	119,379,350	(67,201,374)
Dividends and Distributions to Shareholders:
Net investment income:
Class I	(32,331)	—	(6,518,819)	(5,431,109)
Class A	—	—	(2,482,498)	(2,859,531)
Class C	—	—	(798,800)	(725,496)
Net realized gains:
Class I	(44,837)	—	—	(38,107,828)
Class A	—	—	—	(23,383,446)
Class C	—	—	—	(10,200,196)
Net decrease in net assets resulting from dividends and distributions to shareholders	(77,168)	—	(9,800,117)	(80,707,606)
Capital Share Transactions:
Net increase (decrease) in net assets resulting from capital share transactions	213,738	1,850,000	(23,105,293)	(37,649,901)
Net Assets:
Total increase (decrease) in net assets	616,050	1,805,920	86,473,940	(185,558,881)
Beginning of period	1,805,920	—	455,928,366	641,487,247
End of period	$2,421,970	$1,805,920	$542,402,306	$455,928,366
Undistributed net investment income	$20,262	$28,546	$3,893,537	$5,267,547

+ The Fund commenced operations on December 31, 2015.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Capital Income Fund		High Yield Fund
	Year ended June 30, 2017	Year ended June 30, 2016	Year ended June 30, 2017	Year ended June 30, 2016
Operations:
Net investment income	$1,381,206	$2,228,024	$161,234,213	$157,313,326
Net realized gains (losses)	470,954	(2,154,092)	(44,432,801)	(58,478,698)
Net change in unrealized appreciation (depreciation)	5,720,311	(4,225,701)	215,605,410	(136,964,567)
Net increase (decrease) in net assets resulting from operations	7,572,471	(4,151,769)	332,406,822	(38,129,939)
Dividends and Distributions to Shareholders:
Net investment income:
Class I	(720,589)	(1,256,258)	(127,660,818)	(120,335,062)
Class A	(763,722)	(1,033,766)	(33,791,394)	(38,822,614)
Class C	—	—	(160,983)	(169,890)
Net realized gains:
Class I	—	(1,031,274)	—	(14,726,301)
Class A	—	(941,388)	—	(4,896,486)
Class C	—	—	—	(24,422)
Net decrease in net assets resulting from dividends and distributions to shareholders	(1,484,311)	(4,262,686)	(161,613,195)	(178,974,775)
Capital Share Transactions:
Net decrease in net assets resulting from capital share transactions	(2,517,949)	(29,759,548)	(303,868)	(38,677,984)
Net Assets:
Total increase (decrease) in net assets	3,570,211	(38,174,003)	170,489,759	(255,782,698)
Beginning of year	38,182,100	76,356,103	2,490,430,986	2,746,213,684
End of year	$41,752,311	$38,182,100	$2,660,920,745	$2,490,430,986
Undistributed net investment income (loss)	$21,081	$98,209	$(1,507,342)	$(284,158)

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions
Diversified Value Fund	Net asset value, beginning of year	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Year ended 6/30/2017	$14.31	$0.19	$3.77	$3.96	$(0.84)	$—	$(0.84)
Year ended 6/30/2016	15.89	0.22	(1.59)	(1.37)	(0.21)	—	(0.21)
Year ended 6/30/2015	15.47	0.19	0.61	0.80	(0.38)	—	(0.38)
Year ended 6/30/2014	12.53	0.38	2.73	3.11	(0.17)	—	(0.17)
Year ended 6/30/2013	9.82	0.16	2.72	2.88	(0.17)	—	(0.17)
Class A
Year ended 6/30/2017	14.36	0.16	3.77	3.93	(0.82)	—	(0.82)
Year ended 6/30/2016	15.92	0.18	(1.59)	(1.41)	(0.15)	—	(0.15)
Year ended 6/30/2015	15.50	0.14	0.63	0.77	(0.35)	—	(0.35)
Year ended 6/30/2014	12.57	0.38	2.70	3.08	(0.15)	—	(0.15)
Year ended 6/30/2013	9.86	0.13	2.72	2.85	(0.14)	—	(0.14)
Class C
Year ended 6/30/2017	14.23	0.04	3.73	3.77	(0.73)	—	(0.73)
Year ended 6/30/2016	15.76	0.07	(1.57)	(1.50)	(0.03)	—	(0.03)
Year ended 6/30/2015	15.20	0.03	0.62	0.65	(0.09)	—	(0.09)
Year ended 6/30/2014	12.35	0.17	2.75	2.92	(0.07)	—	(0.07)
Year ended 6/30/2013	9.72	0.05	2.68	2.73	(0.10)	—	(0.10)

				Ratios to Average Net Assets
Diversified Value Fund	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year ended 6/30/2017	$17.43	28.05%	$68,260	0.95%	1.09%	1.21%
Year ended 6/30/2016	14.31	–8.59	342,046	0.95	1.03	1.52
Year ended 6/30/2015	15.89	5.30	481,815	0.95	0.99	1.18
Year ended 6/30/2014	15.47	24.98	485,541	0.95	1.01	2.72
Year ended 6/30/2013	12.53	29.65	367,963	0.95	1.06	1.47
Class A
Year ended 6/30/2017	17.47	27.71	41,084	1.20	1.34	1.00
Year ended 6/30/2016	14.36	–8.83	38,527	1.20	1.28	1.25
Year ended 6/30/2015	15.92	5.07	52,752	1.20	1.24	0.92
Year ended 6/30/2014	15.50	24.68	59,173	1.20	1.26	2.71
Year ended 6/30/2013	12.57	29.25	35,251	1.20	1.31	1.21
Class C
Year ended 6/30/2017	17.27	26.78	2,817	1.95	2.09	0.23
Year ended 6/30/2016	14.23	–9.51	3,334	1.95	2.03	0.51
Year ended 6/30/2015	15.76	4.27	4,419	1.95	1.99	0.17
Year ended 6/30/2014	15.20	23.70	4,429	1.95	2.01	1.28
Year ended 6/30/2013	12.35	28.28	11,815	1.95	2.06	0.45

	Year Ended June 30,
	2017	2016	2015	2014	2013
Portfolio turnover rate	25%	35%	38%	33%	44%

		Income (loss) from investment operations			Dividends and distributions
Large Cap Value Fund	Net asset value, beginning of year	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Year ended 6/30/2017	$25.06	$0.39	$6.15	$6.54	$(0.56)	$—	$(0.56)
Year ended 6/30/2016	27.21	0.39	(2.15)	(1.76)	(0.39)	—	(0.39)
Year ended 6/30/2015	26.65	0.35	0.99	1.34	(0.78)	—	(0.78)
Year ended 6/30/2014	21.35	0.73	4.88	5.61	(0.31)	—	(0.31)
Year ended 6/30/2013	16.80	0.31	4.69	5.00	(0.45)	—	(0.45)
Class A
Year ended 6/30/2017	24.91	0.32	6.10	6.42	(0.48)	—	(0.48)
Year ended 6/30/2016	27.02	0.33	(2.13)	(1.80)	(0.31)	—	(0.31)
Year ended 6/30/2015	26.46	0.27	0.99	1.26	(0.70)	—	(0.70)
Year ended 6/30/2014	21.21	0.73	4.79	5.52	(0.27)	—	(0.27)
Year ended 6/30/2013	16.68	0.26	4.67	4.93	(0.40)	—	(0.40)
Class C
Year ended 6/30/2017	24.29	0.10	5.94	6.04	(0.17)	—	(0.17)
Year ended 6/30/2016	26.30	0.13	(2.06)	(1.93)	(0.08)	—	(0.08)
Year ended 6/30/2015	25.96	0.09	0.94	1.03	(0.69)	—	(0.69)
Year ended 6/30/2014	20.72	0.72	4.52	5.24	—	—	—
Year ended 6/30/2013	16.26	0.10	4.58	4.68	(0.22)	—	(0.22)
Class R
Year ended 6/30/2017	25.02	0.25	6.13	6.38	(0.44)	—	(0.44)
Year ended 6/30/2016	27.16	0.28	(2.16)	(1.88)	(0.26)	—	(0.26)
Year ended 6/30/2015	26.62	0.22	0.98	1.20	(0.66)	—	(0.66)
Year ended 6/30/2014	21.33	0.60	4.89	5.49	(0.20)	—	(0.20)
Year ended 6/30/2013	16.77	0.21	4.69	4.90	(0.34)	—	(0.34)

				Ratios to Average Net Assets
Large Cap Value Fund	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year ended 6/30/2017	$31.04	26.22%	$269,714	0.99%	0.99%	1.38%
Year ended 6/30/2016	25.06	–6.42	305,282	1.01	1.01	1.55
Year ended 6/30/2015	27.21	5.17	479,488	0.99	0.99	1.30
Year ended 6/30/2014	26.65	26.52	500,102	1.01	1.01	3.04
Year ended 6/30/2013	21.35	30.48	389,300	1.05	1.05	1.68
Class A
Year ended 6/30/2017	30.85	25.88	135,349	1.24	1.24	1.13
Year ended 6/30/2016	24.91	–6.62	142,768	1.26	1.26	1.33
Year ended 6/30/2015	27.02	4.89	191,665	1.24	1.24	1.03
Year ended 6/30/2014	26.46	26.22	223,219	1.26	1.26	3.02
Year ended 6/30/2013	21.21	30.16	156,303	1.30	1.30	1.42
Class C
Year ended 6/30/2017	30.16	24.92	17,250	1.99	1.99	0.38
Year ended 6/30/2016	24.29	–7.34	21,038	2.01	2.01	0.53
Year ended 6/30/2015	26.30	4.10	40,862	1.99	1.99	0.34
Year ended 6/30/2014	25.96	25.29	25,765	2.01	2.01	3.02
Year ended 6/30/2013	20.72	29.12	8,324	2.05	2.05	0.59
Class R
Year ended 6/30/2017	30.96	25.58	13,519	1.49	1.49	0.88
Year ended 6/30/2016	25.02	–6.88	13,186	1.51	1.51	1.12
Year ended 6/30/2015	27.16	4.64	12,867	1.49	1.49	0.81
Year ended 6/30/2014	26.62	25.91	11,924	1.51	1.51	2.51
Year ended 6/30/2013	21.33	29.79	9,571	1.55	1.55	1.15

	Year Ended June 30,
	2017	2016	2015	2014	2013
Portfolio turnover rate	27%	39%	39%	57%	41%

1  Net investment income per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions
Mid-Cap Value Fund	Net asset value, beginning of year	Net investment income (loss)[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Year ended 6/30/2017	$30.55	$0.10	$7.05	$7.15	$(0.11)	$(0.46)	$(0.57)
Year ended 6/30/2016	40.43	0.25	(5.54)	(5.29)	(0.16)	(4.43)	(4.59)
Year ended 6/30/2015	45.15	0.15	(0.63)	(0.48)	(0.27)	(3.97)	(4.24)
Year ended 6/30/2014	35.36	0.21	9.71	9.92	(0.13)	—	(0.13)
Year ended 6/30/2013	26.02	0.16	9.31	9.47	(0.13)	—	(0.13)
Class A
Year ended 6/30/2017	30.13	0.01	6.96	6.97	(0.07)	(0.46)	(0.53)
Year ended 6/30/2016	39.91	0.16	(5.47)	(5.31)	(0.04)	(4.43)	(4.47)
Year ended 6/30/2015	44.60	0.04	(0.61)	(0.57)	(0.15)	(3.97)	(4.12)
Year ended 6/30/2014	34.98	0.12	9.58	9.70	(0.08)	—	(0.08)
Year ended 6/30/2013	25.75	0.09	9.21	9.30	(0.07)	—	(0.07)
Class C
Year ended 6/30/2017	26.78	(0.23)	6.17	5.94	—	(0.46)	(0.46)
Year ended 6/30/2016	36.24	(0.08)	(4.95)	(5.03)	—	(4.43)	(4.43)
Year ended 6/30/2015	41.04	(0.25)	(0.58)	(0.83)	—	(3.97)	(3.97)
Year ended 6/30/2014	32.39	(0.16)	8.85	8.69	(0.04)	—	(0.04)
Year ended 6/30/2013	23.97	(0.11)	8.53	8.42	—	—	—
Class R
Year ended 6/30/2017	30.21	(0.08)	6.96	6.88	(0.03)	(0.46)	(0.49)
Year ended 6/30/2016	40.04	0.09	(5.49)	(5.40)	—	(4.43)	(4.43)
Year ended 6/30/2015	44.77	(0.07)	(0.62)	(0.69)	(0.07)	(3.97)	(4.04)
Year ended 6/30/2014	35.17	0.02	9.63	9.65	(0.05)	—	(0.05)
Year ended 6/30/2013	25.92	0.03	9.25	9.28	(0.03)	—	(0.03)

				Ratios to Average Net Assets
Mid-Cap Value Fund	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income (loss)
Class I
Year ended 6/30/2017	$37.13	23.37%	$1,675,920	1.03%	1.03%	0.28%
Year ended 6/30/2016	30.55	–13.23	1,659,480	1.02	1.02	0.75
Year ended 6/30/2015	40.43	–0.70	2,492,532	1.00	1.00	0.35
Year ended 6/30/2014	45.15	28.10	2,542,569	1.01	1.01	0.52
Year ended 6/30/2013	35.36	36.51	1,627,378	1.07	1.07	0.55
Class A
Year ended 6/30/2017	36.57	23.05	274,787	1.28	1.28	0.02
Year ended 6/30/2016	30.13	–13.45	322,023	1.27	1.27	0.48
Year ended 6/30/2015	39.91	–0.93	626,544	1.25	1.25	0.10
Year ended 6/30/2014	44.60	27.78	862,559	1.26	1.26	0.29
Year ended 6/30/2013	34.98	36.16	406,949	1.32	1.32	0.32
Class C
Year ended 6/30/2017	32.26	22.13	50,612	2.03	2.03	(0.74)
Year ended 6/30/2016	26.78	–14.09	64,568	2.02	2.02	(0.27)
Year ended 6/30/2015	36.24	–1.69	128,647	2.00	2.00	(0.65)
Year ended 6/30/2014	41.04	26.84	154,222	2.01	2.01	(0.45)
Year ended 6/30/2013	32.39	35.13	62,638	2.07	2.07	(0.39)
Class R
Year ended 6/30/2017	36.60	22.74	11,020	1.53	1.53	(0.23)
Year ended 6/30/2016	30.21	–13.64	11,471	1.52	1.52	0.26
Year ended 6/30/2015	40.04	–1.21	18,683	1.50	1.50	(0.16)
Year ended 6/30/2014	44.77	27.47	24,693	1.51	1.51	0.05
Year ended 6/30/2013	35.17	35.82	9,746	1.57	1.57	0.09

	Year Ended June 30,
	2017	2016	2015	2014	2013
Portfolio turnover rate	37%	42%	54%	55%	66%

		Income (loss) from investment operations			Dividends and distributions
Small Cap Value Fund	Net asset value, beginning of year	Net investment income (loss)[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Year ended 6/30/2017	$46.46	$0.19	$12.90	$13.09	$(0.24)	$—	$(0.24)
Year ended 6/30/2016	61.67	0.17	(9.57)	(9.40)	(0.16)	(5.65)	(5.81)
Year ended 6/30/2015	66.62	0.27	2.30	2.57	(0.13)	(7.39)	(7.52)
Year ended 6/30/2014	54.84	0.13	16.83	16.96	(0.20)	(4.98)	(5.18)
Year ended 6/30/2013	41.83	0.32	12.96	13.28	(0.27)	—	(0.27)
Class A
Year ended 6/30/2017	46.09	0.05	12.79	12.84	—	—	—
Year ended 6/30/2016	61.27	0.04	(9.51)	(9.47)	(0.06)	(5.65)	(5.71)
Year ended 6/30/2015	66.26	0.12	2.28	2.40	—	(7.39)	(7.39)
Year ended 6/30/2014	54.67	(0.02)	16.75	16.73	(0.16)	(4.98)	(5.14)
Year ended 6/30/2013	41.67	0.21	12.91	13.12	(0.12)	—	(0.12)
Class C
Year ended 6/30/2017	39.09	(0.30)	10.81	10.51	—	—	—
Year ended 6/30/2016	53.25	(0.30)	(8.21)	(8.51)	—	(5.65)	(5.65)
Year ended 6/30/2015	58.99	(0.32)	1.97	1.65	—	(7.39)	(7.39)
Year ended 6/30/2014	49.40	(0.43)	15.04	14.61	(0.04)	(4.98)	(5.02)
Year ended 6/30/2013	37.84	(0.14)	11.70	11.56	—	—	—

				Ratios to Average Net Assets
Small Cap Value Fund	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income (loss)
Class I
Year ended 6/30/2017	$59.31	28.15%	$669,810	1.04%	1.04%	0.35%
Year ended 6/30/2016	46.46	–15.63	699,420	1.04	1.04	0.33
Year ended 6/30/2015	61.67	4.64	951,911	1.06	1.06	0.43
Year ended 6/30/2014	66.62	32.40	785,915	0.99	0.99	0.21
Year ended 6/30/2013	54.84	31.88	452,702	1.03	1.03	0.67
Class A
Year ended 6/30/2017	58.93	27.83	89,795	1.29	1.29	0.09
Year ended 6/30/2016	46.09	–15.83	113,335	1.29	1.29	0.07
Year ended 6/30/2015	61.27	4.37	194,587	1.31	1.31	0.19
Year ended 6/30/2014	66.26	32.06	204,205	1.24	1.24	(0.04)
Year ended 6/30/2013	54.67	31.55	103,329	1.28	1.28	0.43
Class C
Year ended 6/30/2017	49.60	26.85	17,084	2.04	2.04	(0.66)
Year ended 6/30/2016	39.09	–16.46	20,308	2.04	2.04	(0.68)
Year ended 6/30/2015	53.25	3.60	35,172	2.06	2.06	(0.58)
Year ended 6/30/2014	58.99	31.09	43,161	1.99	1.99	(0.79)
Year ended 6/30/2013	49.40	30.55	28,745	2.03	2.03	(0.31)

	Year Ended June 30,
	2017	2016	2015	2014	2013
Portfolio turnover rate	29%	45%	43%	43%	35%

1  Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions
Small Cap Diversified Value Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Year ended 6/30/2017	$9.12	$0.09	$2.94	$3.03	$(0.09)	$—	$(0.09)
Year ended 6/30/2016	10.01	0.06	(0.66)	(0.60)	(0.04)	(0.25)	(0.29)
Year from 6/30/2014[3] to 6/30/2015	10.00	0.05	0.22	0.27	(0.04)	(0.22)	(0.26)
Class A
Year ended 6/30/2017	9.09	0.06	2.93	2.99	(0.07)	—	(0.07)
Year ended 6/30/2016	10.00	0.05	(0.68)	(0.63)	(0.03)	(0.25)	(0.28)
Year from 6/30/2014[3] to 6/30/2015	10.00	0.03	0.22	0.25	(0.03)	(0.22)	(0.25)

				Ratios to Average Net Assets
Small Cap Diversified Value Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year ended 6/30/2017	$12.06	33.26%	$19,265	0.90%	1.70%	0.86%
Year ended 6/30/2016	9.12	–5.80	14,446	1.25	2.13	0.72
Year from 6/30/2014[3] to 6/30/2015	10.01	2.93	15,337	1.25	3.75	0.48
Class A
Year ended 6/30/2017	12.01	32.86	721	1.15	1.89	0.55
Year ended 6/30/2016	9.09	–6.14	232	1.50	2.38	0.53
Year from 6/30/2014[3] to 6/30/2015	10.00	2.71	130	1.50	4.25	0.29

	Year Ended June 30,
	2017	2016	2015
Portfolio turnover rate	58%	89%	40%

		Income (loss) from investment operations			Dividends and distributions
Global Value Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Year ended 6/30/2017	$10.10	$0.12	$2.70	$2.82	$(0.10)	$—	$(0.10)
Year ended 6/30/2016	11.93	0.13	(1.23)	(1.10)	(0.12)	(0.61)	(0.73)
Year ended 6/30/2015	13.31	0.14	(0.46)	(0.32)	(0.30)	(0.76)	(1.06)
Year ended 6/30/2014	11.49	0.41	2.45	2.86	(0.17)	(0.87)	(1.04)
Period from 12/31/2012[3] to 6/30/2013	10.00	0.12	1.37	1.49	—	—	—
Class A
Year ended 6/30/2017	10.09	0.14	2.65	2.79	(0.08)	—	(0.08)
Year ended 6/30/2016	11.91	0.10	(1.23)	(1.13)	(0.08)	(0.61)	(0.69)
Year ended 6/30/2015	13.29	0.10	(0.45)	(0.35)	(0.27)	(0.76)	(1.03)
Period from 8/30/2013[3] to 6/30/2014	11.85	0.34	2.13	2.47	(0.16)	(0.87)	(1.03)

				Ratios to Average Net Assets
Global Value Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year ended 6/30/2017	$12.82	27.93%	$7,694	1.10%	3.37%	1.00%
Year ended 6/30/2016	10.10	–9.25	5,199	1.10	4.14	1.25
Year ended 6/30/2015	11.93	–1.98	6,144	1.10	4.34	1.11
Year ended 6/30/2014	13.31	25.98	3,867	1.10	6.26	3.29
Period from 12/31/2012[3] to 6/30/2013	11.49	14.90	2,024	1.10[4]	11.75[4]	2.22[4]
Class A
Year ended 6/30/2017	12.80	27.69	436	1.35	3.37	1.19
Year ended 6/30/2016	10.09	–9.47	100	1.35	4.39	0.96
Year ended 6/30/2015	11.91	–2.22	110	1.35	4.77	0.79
Period from 8/30/2013[3] to 6/30/2014	13.29	21.88	137	1.35[4]	6.58[4]	3.21[4]

	Year Ended June 30,				Period December 31, 2012[3]
	2017	2016	2015	2014	through June 30, 2013
Portfolio turnover rate	38%	52%	42%	52%	38%

1  Net investment income per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Commencement of operations.

4  Annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions
International Value Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Year ended 6/30/2017	$9.76	$0.12	$2.38	$2.50	$(0.17)	$(0.24)	$(0.41)
Period from 12/31/2015[3] to 6/30/2016	10.00	0.16	(0.40)	(0.24)	—	—	—

				Ratios to Average Net Assets
International Value Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year ended 6/30/2017	$11.85	26.14%	$2,422	1.15%	7.36%	1.12%
Period from 12/31/2015[3] to 6/30/2016	9.76	–2.40	1,806	1.15[4]	12.67[4]	3.17[4]

	Year Ended June 30, 2017	Period December 31, 2015[3] through June 30, 2016
Portfolio turnover rate	34%	17%

		Income (loss) from investment operations			Dividends and distributions
Value Opportunities Fund	Net asset value, beginning of year	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Year ended 6/30/2017	$22.21	$0.38	$5.99	$6.37	$(0.59)	$—	$(0.59)
Year ended 6/30/2016	29.13	0.69	(3.68)	(2.99)	(0.49)	(3.44)	(3.93)
Year ended 6/30/2015	29.88	0.41	1.35	1.76	(0.42)	(2.09)	(2.51)
Year ended 6/30/2014	25.46	0.35	5.91	6.26	(0.23)	(1.61)	(1.84)
Year ended 6/30/2013	20.44	0.34	6.00	6.34	(0.38)	(0.94)	(1.32)
Class A
Year ended 6/30/2017	22.21	0.31	5.99	6.30	(0.51)	—	(0.51)
Year ended 6/30/2016	29.13	0.63	(3.69)	(3.06)	(0.42)	(3.44)	(3.86)
Year ended 6/30/2015	29.88	0.34	1.36	1.70	(0.36)	(2.09)	(2.45)
Year ended 6/30/2014	25.48	0.25	5.94	6.19	(0.18)	(1.61)	(1.79)
Year ended 6/30/2013	20.46	0.28	6.01	6.29	(0.33)	(0.94)	(1.27)
Class C
Year ended 6/30/2017	20.68	0.11	5.57	5.68	(0.32)	—	(0.32)
Year ended 6/30/2016	27.41	0.42	(3.47)	(3.05)	(0.24)	(3.44)	(3.68)
Year ended 6/30/2015	28.31	0.12	1.27	1.39	(0.20)	(2.09)	(2.29)
Year ended 6/30/2014	24.28	0.04	5.65	5.69	(0.05)	(1.61)	(1.66)
Year ended 6/30/2013	19.50	0.10	5.73	5.83	(0.11)	(0.94)	(1.05)

				Ratios to Average Net Assets
Value Opportunities Fund	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year ended 6/30/2017	$27.99	28.79%	$347,924	0.99%	0.99%	1.46%
Year ended 6/30/2016	22.21	–10.48	259,421	1.00	1.00	2.80
Year ended 6/30/2015	29.13	6.75	363,363	0.96	0.96	1.42
Year ended 6/30/2014	29.88	25.67	265,138	0.99	0.99	1.25
Year ended 6/30/2013	25.46	32.28	105,332	1.03	1.03	1.45
Class A
Year ended 6/30/2017	28.00	28.47	136,525	1.24	1.24	1.21
Year ended 6/30/2016	22.21	–10.71	132,870	1.25	1.25	2.55
Year ended 6/30/2015	29.13	6.47	201,477	1.21	1.21	1.19
Year ended 6/30/2014	29.88	25.34	165,608	1.24	1.24	0.91
Year ended 6/30/2013	25.48	31.98	103,822	1.28	1.28	1.22
Class C
Year ended 6/30/2017	26.04	27.53	57,953	1.99	1.99	0.46
Year ended 6/30/2016	20.68	–11.37	63,637	2.00	2.00	1.84
Year ended 6/30/2015	27.41	5.65	76,647	1.96	1.96	0.43
Year ended 6/30/2014	28.31	24.44	52,042	1.99	1.99	0.17
Year ended 6/30/2013	24.28	30.97	24,728	2.03	2.03	0.44

	Year Ended June 30,
	2017	2016	2015	2014	2013
Portfolio turnover rate	83%	62%	101%	45%	98%

1  Net investment income per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Commencement of operations.

4  Annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions
Capital Income Fund	Net asset value, beginning of year	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Year ended 6/30/2017	$10.56	$0.45	$2.00	$2.45	$(0.50)	$—	$(0.50)
Year ended 6/30/2016	12.22	0.51	(1.13)	(0.62)	(0.54)	(0.50)	(1.04)
Year ended 6/30/2015	12.85	0.47	(0.38)	0.09	(0.52)	(0.20)	(0.72)
Year ended 6/30/2014	11.83	0.57	1.64	2.21	(0.51)	(0.68)	(1.19)
Year ended 6/30/2013	10.57	0.51	1.38	1.89	(0.50)	(0.13)	(0.63)
Class A
Year ended 6/30/2017	10.97	0.44	2.07	2.51	(0.47)	—	(0.47)
Year ended 6/30/2016	12.65	0.50	(1.17)	(0.67)	(0.51)	(0.50)	(1.01)
Year ended 6/30/2015	13.24	0.44	(0.35)	0.09	(0.48)	(0.20)	(0.68)
Year ended 6/30/2014	12.18	0.61	1.61	2.22	(0.48)	(0.68)	(1.16)
Year ended 6/30/2013	10.67	0.50	1.61	2.11	(0.47)	(0.13)	(0.60)

				Ratios to Average Net Assets
Capital Income Fund	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year ended 6/30/2017	$12.51	23.54%	$20,582	0.80%	1.27%	3.83%
Year ended 6/30/2016	10.56	–4.77	20,873	0.80	1.18	4.63
Year ended 6/30/2015	12.22	0.69	33,958	0.80	1.05	3.75
Year ended 6/30/2014	12.85	19.71	21,399	0.80	1.34	4.61
Year ended 6/30/2013	11.83	18.45	11,348	0.80	1.85	4.51
Class A
Year ended 6/30/2017	13.01	23.17	21,171	1.05	1.52	3.56
Year ended 6/30/2016	10.97	–4.99	17,309	1.05	1.43	4.36
Year ended 6/30/2015	12.65	0.73	42,398	1.05	1.30	3.39
Year ended 6/30/2014	13.24	19.17	47,872	1.05	1.51	4.76
Year ended 6/30/2013	12.18	20.34	13,782	1.05	1.99	4.31

	Year Ended June 30,
	2017	2016	2015	2014	2013
Portfolio turnover rate	71%	93%	62%	53%	65%

		Income (loss) from investment operations			Dividends and distributions
High Yield Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Year ended 6/30/2017	$11.47	$0.75	$0.79[3]	$1.54	$(0.75)	$—	$(0.75)
Year ended 6/30/2016	12.51	0.76	(0.94)[3]	(0.18)	(0.77)	(0.09)	(0.86)
Year ended 6/30/2015	13.37	0.70	(0.75)[3]	(0.05)	(0.71)	(0.10)	(0.81)
Year ended 6/30/2014	12.83	0.76	0.67	1.43	(0.76)	(0.13)	(0.89)
Year ended 6/30/2013	12.28	0.80	0.61	1.41	(0.81)	(0.05)	(0.86)
Class A
Year ended 6/30/2017	11.40	0.72	0.78[3]	1.50	(0.72)	—	(0.72)
Year ended 6/30/2016	12.43	0.73	(0.94)[3]	(0.21)	(0.73)	(0.09)	(0.82)
Year ended 6/30/2015	13.29	0.67	(0.75)[4]	(0.08)	(0.68)	(0.10)	(0.78)
Year ended 6/30/2014	12.75	0.73	0.66	1.39	(0.72)	(0.13)	(0.85)
Year ended 6/30/2013	12.21	0.76	0.60	1.36	(0.77)	(0.05)	(0.82)
Class C
Year ended 6/30/2017	11.47	0.63	0.79[3]	1.42	(0.63)	—	(0.63)
Year ended 6/30/2016	12.50	0.65	(0.94)[5]	(0.29)	(0.65)	(0.09)	(0.74)
Year ended 6/30/2015	13.36	0.58	(0.76)[3]	(0.18)	(0.58)	(0.10)	(0.68)
Year ended 6/30/2014	12.82	0.62	0.68	1.30	(0.63)	(0.13)	(0.76)
Period from 12/31/2012[6] to 6/30/2013	12.88	0.30	(0.05)	0.25	(0.31)	—	(0.31)

				Ratios to Average Net Assets
High Yield Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year ended 6/30/2017	$12.26	13.75%	$2,091,104	0.70%	0.74%	6.22%
Year ended 6/30/2016	11.47	–1.12	1,884,613	0.70	0.74	6.59
Year ended 6/30/2015	12.51	–0.26	2,060,504	0.70	0.73	5.56
Year ended 6/30/2014	13.37	11.51	1,127,080	0.70	0.75	5.82
Year ended 6/30/2013	12.83	11.70	686,718	0.70	0.75	6.23
Class A
Year ended 6/30/2017	12.18	13.42	566,806	0.95	0.99	5.99
Year ended 6/30/2016	11.40	–1.34	603,081	0.95	0.99	6.35
Year ended 6/30/2015	12.43	–0.54	682,129	0.95	0.98	5.31
Year ended 6/30/2014	13.29	11.28	607,104	0.95	1.00	5.59
Year ended 6/30/2013	12.75	11.37	410,060	0.95	1.00	5.91
Class C
Year ended 6/30/2017	12.26	12.62	3,010	1.70	1.74	5.22
Year ended 6/30/2016	11.47	–2.02	2,737	1.70	1.74	5.61
Year ended 6/30/2015	12.50	–1.25	3,581	1.70	1.73	4.53
Year ended 6/30/2014	13.36	10.40	3,623	1.70	1.75	4.72
Period from 12/31/2012[6] to 6/30/2013	12.82	1.91	812	1.70[7]	1.74[7]	4.73 [7]

	Year Ended June 30,
	2017	2016	2015	2014	2013
Portfolio turnover rate	46%	45%	44%	51%	66%

1  Net investment income per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Redemption fees per share were less than $0.005.

4  Includes redemption fees per share of $0.01.

5  Includes redemption fees per share of $0.02.

6  Commencement of operations.

7  Annualized.
The accompanying notes are an integral part of these financial statements.

Notes to the Financial Statements

JUNE 30, 2017

NOTE 1.

Organization. Hotchkis & Wiley Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. The Trust was organized as a Delaware statutory trust on July 23, 2001 and consists of ten series. The Hotchkis & Wiley Diversified Value Fund, the Hotchkis & Wiley Large Cap Value Fund, the Hotchkis & Wiley Mid-Cap Value Fund, the Hotchkis & Wiley Small Cap Value Fund, the Hotchkis & Wiley Small Cap Diversified Value Fund, the Hotchkis & Wiley Global Value Fund, the Hotchkis & Wiley International Value Fund, the Hotchkis & Wiley Capital Income Fund and the Hotchkis & Wiley High Yield Fund (collectively, the "H&W Funds") are each a diversified series and the Hotchkis & Wiley Value Opportunities Fund (together with the H&W Funds, hereafter referred to as the "Funds") is a non-diversified series of the Trust. The Trust was organized to acquire the assets and liabilities of the Mercury HW Large Cap Value Fund, the Mercury HW Mid-Cap Value Fund and the Mercury HW Small Cap Value Fund (the "Mercury HW Funds"). On February 4, 2002, the Mercury HW Funds were reorganized into the Trust through a non-taxable exchange. On August 28, 2009, the Hotchkis & Wiley Core Value Fund was renamed the Hotchkis & Wiley Diversified Value Fund and the Hotchkis & Wiley All Cap Value Fund was renamed the Hotchkis & Wiley Value Opportunities Fund.

The Large Cap Value Fund and Mid-Cap Value Fund have five classes of shares: Class I, Class A, Class C, Class R and Class T. The Diversified Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund, Value Opportunities Fund, Capital Income Fund and High Yield Fund have four classes of shares: Class I, Class A, Class C and Class T. Class A and Class T shares are sold with a front-end sales charge. Class C shares may be subject to a contingent deferred sales charge. Class C shares are automatically converted to Class A shares approximately eight years after purchase and will then be subject to lower distribution and service fees. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class C, Class R and Class T shares bear certain expenses related to the distribution and servicing expenditures. Currently, the International Value Fund is not offering Class A or Class C shares to investors, the Small Cap Diversified Value Fund, Global Value Fund and Capital Income Fund are not offering Class C shares to investors and the Funds are not offering Class T shares to investors.

Significant Accounting Policies. The Funds' financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP"), which may require the use of management accruals and estimates. Actual results could differ from those estimates and those differences could be significant. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services — Investment Companies". The following is a summary of significant accounting policies followed by the Funds.

Security Valuation. Portfolio securities that are listed on a securities exchange (whether domestic or foreign) or The Nasdaq Stock Market ("NSM") (including the Nasdaq National Market and the Nasdaq Small Cap Market) are valued at the last reported sale price (or official closing price) on that day as of the close of the New York Stock Exchange (which is generally 4:00 p.m. Eastern time), or, in the absence of recorded sales, at the average between the last bid and asked quotation on such exchange or NSM. Unlisted equity securities that are not included in NSM are valued at the last sale price, or if the last sale price is unavailable, at the average of the quoted bid and asked prices in the over-the-counter market. Fixed-income securities are generally valued on the basis of quotes obtained from an approved independent pricing service but may also be valued based on reported transactions on FINRA's Trade Reporting and Compliance Engine (TRACE) or quotations provided by a broker-dealer. The pricing services may provide a price determined by a matrix pricing method or other analytical pricing models. Investments quoted in foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time of valuation. Securities and other assets for which market quotations are not readily available are valued at their fair value as determined by Hotchkis & Wiley Capital Management, LLC (the "Advisor") under guidelines established by and under the general supervision and responsibility of the Trust's Board of Trustees (the "Board"). The Board has approved the use of a third-party vendor's proprietary fair value pricing model to assist in determining current valuation for foreign securities traded in markets that close prior to the New York Stock Exchange. When fair value pricing is employed, the value of the portfolio securities used to calculate the Funds' net asset values may differ from quoted or official closing prices.

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each Fund's investments. These inputs are summarized in the following three broad categories:

  • Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

  • Level 2 — Other significant observable inputs (including quoted prices for similar instruments, interest rates, current yields, credit quality, prepayment speeds for mortgage related securities, collateral for asset-backed securities, foreign security indices, foreign exchange rates, fair value estimates for foreign securities, and changes in benchmark securities indices). Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

  • Level 3 — Significant unobservable inputs including model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust's own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the valuation levels of each Fund's assets as of June 30, 2017:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value
Level 1 — Quoted prices in an active market:
Common Stocks	$112,581,776	$435,547,270	$1,823,675,305	$760,430,554	$19,624,419
Money Market Funds	238,410	2,956,605	52,415,526	34,458,500	—
Level 2 — Other significant observable market inputs:
Common Stocks:
Energy	—	—	113,991,376	3,078,393	—
Financials	—	—	—	—	78,209
Industrials	—	—	58,133,036	—	—
Time Deposits	359,592	713,246	64	10,583,024	274,067
Level 3 — Significant unobservable inputs:
Common Stocks:
Energy	—	—	461,054	—	—
Total Investments	$113,179,778	$439,217,121	$2,048,676,361	$808,550,471	$19,976,695
	Global Value	International Value	Value Opportunities	Capital Income	High Yield
Level 1 — Quoted prices in an active market:
Common Stocks	$5,496,211	$864,451	$421,106,132	$21,161,883	$8,817,748
Investment Companies	—	—	1,148,615	448,802	—
Preferred Stocks	—	—	1,219,160	214,989	43,456,020
Warrants	—	—	3,061,690	—	—
Money Market Funds	—	—	17,418,320	—	—
Level 2 — Other significant observable market inputs:
Common Stocks:
Consumer Discretionary	121,808	85,789	—	—	—
Consumer Staples	167,637	92,775	6,328,919	—	—
Energy	349,817	107,167	13,424,900	950,658	—
Financials	808,975	443,086	13,337,499	—	—
Health Care	187,247	109,452	—	148,856	—
Industrials	877,004	424,726	34,329,193	751,530	—
Information Technology	36,478	121,715	—	116,728	—
Materials	—	49,209	6,892,269	57,184	—
Oil Field Equipment & Services	—	—	—	—	4,865,148
Telecommunication Services	38,385	88,434	—	—	—
Preferred Stocks:
Financials	—	—	152,218	—	—
Corporate Bonds	—	—	12,680,425	16,510,729	2,367,714,533
Asset-Backed Securities	—	—	—	—	12,225,063
Convertible Bonds	—	—	—	—	10,745,681
Term Loans	—	—	4,570,486	534,526	49,659,937
Warrants	—	—	0	—	0
Time Deposits	52,432	37,094	14,289,641	4,173	15,232,050
Level 3 — Significant unobservable inputs:
Common Stocks:
Automakers	—	—	—	—	0
Chemicals	—	—	—	—	0
Consumer Discretionary	—	—	—	138,991	—
Energy	—	—	627,836	2,156	—
Energy — Exploration & Production	—	—	—	—	160,741
Materials	—	—	1,710,516	229,531	—
Metals/Mining Excluding Steel	—	—	—	—	19,677,061
Specialty Retail	—	—	—	—	11,642,171
Preferred Stocks:
Consumer Staples	—	—	—	69,846	—
Food — Wholesale	—	—	—	—	11,272,351
Corporate Bonds	—	—	3,570,315	78,104	1,207,514
Rights	—	—	0	—	—
Total Investments	$8,135,994	$2,423,898	$555,868,134	$41,418,686	$2,556,676,018
Other Financial Instruments
Level 1 — Quoted prices in an active market			$—	$—	$—
Level 2 — Other significant observable market inputs:
Futures Contracts*			(60,525)	—	—
Credit Default Swap Contracts*			—	1,510	271,744
Level 3 — Significant unobservable inputs			—	—	—
Total Other Financial Instruments			$(60,525)	$1,510	$271,744

* Futures contracts and credit default swap contracts are derivative instruments not reflected on the Schedule of Investments and are reflected at the unrealized appreciation (depreciation) on the instrument.

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

The following table provides information about the Level 3 values, as well as their inputs, as of June 30, 2017:

	Fair Value at June 30, 2017	Valuation Techniques	Unobservable Inputs	Input Values	Impact to Valuation from an Increase to Input
Value Opportunities
Common Stocks:	$470,398	Discounted cash flow	Yield (Discount rate of cash flows)	20%	Decrease
	1,867,954	Last traded price (stale)	N/A	$4.18 - $27,272.73	Increase
Total Common Stocks	2,338,352
Corporate Bonds:	0	Estimated recovery value	Probability of asset recovery	$0	Increase
	3,570,315	Market quote (stale)	N/A	$90 - $100	Increase
Total Corporate Bonds	3,570,315
Rights	0	Estimated value	N/A	$0	Increase
	$5,908,667
Capital Income
Common Stocks:	$138,991	Calculation of enterprise value using: Discounted cash flows Public company analysis Transaction analysis	Yield (Discount rate of cash flows) EBITDA multiple Guideline transactions	9.75% - 11.75% 6x - 8x $499 million - $602 million	Decrease Increase Increase
	10,290	Discounted cash flow	Yield (Discount rate of cash flows)	20%	Decrease
	0	Estimated recovery value	Probability of asset recovery	$0	Increase
	221,397	Last traded price (stale)	N/A	$1.38 - $254.93	Increase
Total Common Stocks	370,678
Preferred Stocks	69,846	Last traded price (stale)	N/A	$0.74	Increase
Corporate Bonds:	0	Estimated recovery value	Probability of asset recovery	$0	Increase
	78,104	Market quote (stale)	N/A	$90 - $100	Increase
Total Corporate Bonds	78,104
	$518,628
High Yield
Common Stocks:	$11,642,171	Calculation of enterprise value using: Discounted cash flows Public company analysis Transaction analysis	Yield (Discount rate of cash flows) EBITDA multiple Guideline transactions	9.75% - 11.75% 6x - 8x $499 million - $602 million	Decrease Increase Increase
	159,093	Discounted cash flow	Yield (Discount rate of cash flows)	20%	Decrease
	0	Estimated recovery value	Probability of asset recovery	$0	Increase
	19,678,709	Last traded price (stale)	N/A	$1.38 - $27,272.73	Increase
Total Common Stocks	31,479,973
Preferred Stocks	11,272,351	Last traded price (stale)	N/A	$0.74	Increase
Corporate Bonds:	0	Estimated recovery value	Probability of asset recovery	$0	Increase
	1,207,514	Market quote (stale)	N/A	$90 - $100	Increase
Total Corporate Bonds	1,207,514
	$43,959,838

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:
	Value Opportunities
	Common Stocks	Corporate Bonds	Term Loans	Rights	Total
Balance at June 30, 2016	$—	$0	$3,100,000	$—	$3,100,000
Purchases	7,545,000	2,273,262	—	0	9,818,262
Sales	—	(1,639,732)	(3,100,000)	—	(4,739,732)
Accrued discounts (premiums)	—	123,866	28,837	—	152,703
Realized gains (losses)	—	—	42,426	—	42,426
Change in unrealized appreciation (depreciation)	(5,206,648)	2,812,919	(71,263)	—	(2,464,992)
Transfers into (out) of Level 3	—	0 *	—	—	—
Balance at June 30, 2017	$2,338,352	$3,570,315	$—	$0	$5,908,667
Change in unrealized appreciation (depreciation) for Level 3 assets held at June 30, 2017	$(5,206,648)	$2,812,919	$—	$—	$(2,393,729)
	Capital Income
	Common Stocks	Preferred Stocks	Corporate Bonds	Term Loans	Total
Balance at June 30, 2016	$120,199	$11,885	$0	$45,975	$178,059
Purchases	406,313	69,351	49,730	19,589	544,983
Sales	(23,890)	(15,355)	(35,870)	(65,564)	(140,679)
Accrued discounts (premiums)	—	—	2,709	1,039	3,748
Realized gains (losses)	—	—	—	705	705
Change in unrealized appreciation (depreciation)	(131,944)	3,965	61,535	(1,744)	(68,188)
Transfers into (out) of Level 3	—	—	0 *	—	—
Balance at June 30, 2017	$370,678	$69,846	$78,104	$—	$518,628
Change in unrealized appreciation (depreciation) for Level 3 assets held at June 30, 2017	$(155,834)	$495	$61,535	$—	$(93,804)
	High Yield
	Common Stocks	Preferred Stocks	Corporate Bonds	Term Loans	Total
Balance at June 30, 2016	$10,068,116	$1,580,845	$0	$5,343,071	$16,992,032
Purchases	35,949,307	11,192,394	768,838	2,276,613	50,187,152
Sales	(3,183,314)	(2,042,404)	(554,572)	(7,619,684)	(13,399,974)
Accrued discounts (premiums)	—	—	43,511	120,727	164,238
Realized gains (losses)	—	—	—	81,944	81,944
Change in unrealized appreciation (depreciation)	(11,354,136)	541,516	949,737	(202,671)	(10,065,554)
Transfers into (out) of Level 3	—	—	0 *	—	—
Balance at June 30, 2017	$31,479,973	$11,272,351	$1,207,514	$—	$43,959,838
Change in unrealized appreciation (depreciation) for Level 3 assets held at June 30, 2017	$(14,537,451)	$79,957	$949,737	$—	$(13,507,757)

* The transfers were due to lack of observable inputs on June 30, 2017.

There were transfers from Level 1 to Level 2 of $152,218 in the Value Opportunities Fund using market values as of June 30, 2017. The transfers were due to lack of trading volume on June 30, 2017. There were transfers from Level 1 to Level 2 of $23,606 in the International Value Fund and $2,748,847 in the Value Opportunities Fund using market values as of June 30, 2017. The transfers were due to securities being fair valued as a result of market movements following the close of local trading on June 30, 2017. There were transfers from Level 2 to Level 1 of $40,561 in the Small Cap Diversified Value Fund and $931,010 in the Value Opportunities Fund using market values as of June 30, 2017. The transfers were due to increased trading volume on June 30, 2017. There were transfers from Level 2 to Level 1 of $63,218 in the International Value Fund using market values as of June 30, 2017. The transfers were due to securities being fair valued as a result of market movements following the close of local trading at the beginning of the reporting period. There were no transfers into or out of Level 1 or Level 2 during the year ended June 30, 2017 for the Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund and Global Value Fund. Transfers between Levels are recognized at the end of the reporting period.

Income and Expense Allocation. Common expenses incurred by the Trust which are not allocable to a specific Fund are allocated among the Funds based upon relative net assets or evenly, depending on the nature of the expenditure. For all Funds, except the Capital Income Fund and High Yield Fund, net investment income, other than class-specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for the current day's capital share activity of the respective class). For the Capital Income Fund and High Yield Fund, net investment income, other than class-specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of settled shares of each class at the beginning of the day (after adjusting for the current day's capital share activity of the respective class).

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared daily and paid monthly for the Capital Income Fund and High Yield Fund and declared and paid annually for the Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund and Value Opportunities Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually.

Security Transactions and Investment Income. Security and shareholder transactions are recorded on trade date. Realized gains and losses on sales of investments are calculated on the specifically identified cost basis of the securities. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security using the effective yield method. Return of capital distributions received from real estate investment trust ("REIT") securities are recorded as an adjustment to the cost of the security and thus may impact unrealized gains or losses on the security.

Securities purchased or sold on a when-issued, delayed delivery or forward commitment basis may have extended settlement periods. The value of the security purchased is subject to market fluctuations during this period. The Funds will segregate or "earmark" liquid assets until the settlement date or otherwise cover their position in an amount sufficient to meet the Funds' obligations.

Foreign Currency Transactions. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds isolate the portion of realized gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid.

Payment In-Kind Securities. Certain Funds may invest in payment in-kind securities. Payment in-kind securities give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and may require a pro-rata adjustment to interest receivable from the unrealized appreciation or depreciation of securities on the Statements of Assets & Liabilities.

Restricted and Illiquid Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Options. The Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. The Funds may purchase call options on securities and security indexes. A Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed by an offsetting purchase or sale of an option of the same series. The purchase and writing of options involves certain risks. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position. With options, there is minimal counterparty risk to the Funds since options are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded options, guarantees the options against default.

When a Fund purchases a put or call option, an amount equal to the premium paid is included on the Statements of Assets & Liabilities as an investment, and is subsequently adjusted to reflect the fair market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call.

Futures Contracts. The Value Opportunities Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of foreign currencies. A futures contract provides for the future sale by one party and purchase by another party of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin deposit in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of exchange rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, exchange rates and the underlying hedged assets.

Credit Default Swap Contracts. The Value Opportunities Fund, Capital Income Fund and High Yield Fund may enter into credit default swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default on an underlying reference obligation has occurred. In the event of default, the seller must pay the buyer a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced entity or underlying securities comprising the referenced index. Credit default swaps involve greater risks than if the Fund invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

The Value Opportunities Fund, Capital Income Fund and High Yield Fund are party to an International Swap Dealers Association, Inc. Master Agreement ("ISDA Master Agreement") with each of Goldman Sachs International and JPMorgan Chase Bank, N.A. that governs transactions, such as over-the-counter swap contracts, entered into by the Funds and the counterparty. The ISDA Master Agreement contains provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle the counterparty to elect to terminate early and cause settlement of all outstanding transactions under the ISDA Master Agreement.

Upon entering into swap agreements, the Value Opportunities Fund, Capital Income Fund and High Yield Fund will either receive or pay an upfront payment based upon the difference between the current principal amount and the notional amount of the swap and whether the Fund is buying or selling protection. Upfront payments that are received are recorded as liabilities while upfront payments paid are recorded as assets. These payments remain on the books until the swap contract is closed. When entering into credit default swaps, the Fund will either deliver collateral to the counterparty or the counterparty will deliver collateral to the Fund. The amount of this collateral is calculated based upon the notional value and the current price of the swap. In the event of default, the Fund has recourse against any collateral posted to it by the counterparty. When entering into swap agreements as a seller, the notional amounts would be partially offset by any recovery values of the respective reference obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same reference entity. Unrealized appreciation or depreciation is recorded daily as the difference between the prior day and current day closing price.

Derivative Instruments.  The Funds have adopted authoritative standards regarding disclosures about derivatives and how they affect the Funds' Statements of Assets & Liabilities and Statements of Operations.

The following is a summary of the Funds' derivative instrument holdings categorized by primary risk exposure as of June 30, 2017:

Asset Derivatives

	Location on Statements of Assets & Liabilities	Value Opportunities	Capital Income	High Yield
Credit Contracts:
Credit Default Swap Contracts	Unrealized appreciation on credit default swap contracts	$—	$1,510	$271,744

Liability Derivatives

	Location on Statements of Assets & Liabilities	Value Opportunities	Capital Income	High Yield
Credit Contracts:
Credit Default Swap Contracts	Premiums received for credit default swap contracts	$—	$30,073	$5,413,197
Foreign Exchange Contracts:
Futures Contracts	Net unrealized depreciation of futures contracts*	60,525	—	—

* Includes cumulative depreciation of futures contracts as reported in the "Net Assets consist of:" section on the Statements of Assets & Liabilities.

The following is a summary of the Funds' realized gains (losses) and change in unrealized appreciation (depreciation) on derivative instruments recognized in the Statements of Operations categorized by primary risk exposure for the year ended June 30, 2017:

Realized Gains (Losses) on Derivatives

	Value Opportunities		Capital Income	High Yield
Credit Contracts:
Credit Default Swap Contracts	$—		$(1,966)	$(796,565)
Equity Contracts:
Purchased Put Options	(1,424,084	)*	—	—
Foreign Exchange Contracts:
Futures Contracts	1,336,740		—	—

* Included with net realized gains (losses) from sales of unaffiliated issuers.

Change in Unrealized Appreciation (Depreciation) on Derivatives

	Value Opportunities		Capital Income	High Yield
Credit Contracts:
Credit Default Swap Contracts	$—		$1,510	$40,893
Equity Contracts:
Purchased Put Options	18,942	*	—	—
Foreign Exchange Contracts:
Futures Contracts	(1,400,338)		—	—

* Included with net change in unrealized appreciation (depreciation) of securities and foreign currency transactions.

The following is a summary of the Funds' average quarterly balance of outstanding derivative instruments categorized by primary risk exposure for the year ended June 30, 2017:

Average Quarterly Balance of Outstanding Derivatives

	Value Opportunities	Capital Income	High Yield
Credit Contracts:
Average Number of Contracts — Credit Default Swap Contracts	—	1	1
Average Notional Amount — Credit Default Swap Contracts	$—	$81,000	$29,290,000
Equity Contracts:
Average Number of Contracts — Purchased Put Options	2,700	—	—
Average Market Value — Purchased Put Options	$723,800	$—	$—
Foreign Exchange Contracts:
Average Number of Contracts — Futures Contracts	158	—	—
Average Notional Amount — Futures Contracts	$14,787,755	$—	$—

Offsetting Assets and Liabilities. The Funds are subject to various master netting arrangements, which govern the terms of certain transactions with counterparties. The arrangements allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. For financial reporting purposes, the Funds do not offset financial assets and liabilities that are subject to master netting arrangements in the Statements of Assets & Liabilities.

The following is a summary of the arrangements subject to offsetting as of June 30, 2017:

				Gross Amounts Not Offset in the Statements of Assets & Liabilities
	Gross Amounts	Gross Amounts Offset in the Statements of Assets & Liabilities	Net Amounts Presented in the Statements of Assets & Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Assets:
Credit Default Swap Contracts:
Capital Income	$1,510	$—	$1,510	$—	$—	$1,510
High Yield	271,744	—	271,744	—	—	271,744
Futures Contracts:
Value Opportunities	26,462	—	26,462	—	—	26,462
Liabilities:
Securities Lending:
Diversified Value	238,410	—	238,410	238,410	—	—
Large Cap Value	2,956,605	—	2,956,605	2,956,605	—	—
Mid-Cap Value	52,415,526	—	52,415,526	52,415,526	—	—
Small Cap Value	34,458,500	—	34,458,500	34,458,500	—	—
Value Opportunities	17,418,320	—	17,418,320	17,418,320	—	—

NOTE 2.

Fees and Transactions with Affiliates. The Trust has entered into Investment Advisory Agreements for each of the Funds with the Advisor, with which the officers and a Trustee of the Trust are affiliated. The Advisor is a limited liability company, the primary members of which are HWCap Holdings, a limited liability company with members who are current and former employees of the Advisor, and Stephens - H&W, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. The Advisor is responsible for the management of the Funds' investments and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund. The Advisor receives a fee, computed daily and payable monthly, at the annual rates presented below as applied to each Fund's daily net assets. The Advisor has contractually agreed to waive fees or reimburse regular operating expenses in excess of the annual rates presented below as applied to such Fund's daily net assets through October 31, 2018.

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value	Global Value	International Value	Value Opportunities	Capital Income	High Yield
Annual Advisory Fee Rate	0.75%[1]	0.75%[1]	0.75%[1]	0.75%	0.65%	0.80%	0.85%	0.75%	0.65%	0.55%
Annual cap on expenses — Class I	0.95%	1.05%	1.15%	1.25%	0.90%	1.10%	1.15%	1.25%	0.80%	0.70%
Annual cap on expenses — Class A	1.20%	1.30%	1.40%	1.50%	1.15%	1.35%	1.40%	1.50%	1.05%	0.95%
Annual cap on expenses — Class C	1.95%	2.05%	2.15%	2.25%	1.90%	2.10%	2.15%	2.25%	1.80%	1.70%
Annual cap on expenses — Class R	N/A	1.55%	1.65%	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Annual cap on expenses — Class T	1.20%	1.30%	1.40%	1.50%	1.15%	1.35%	1.40%	1.50%	1.05%	0.95%

1 The Annual Advisory Fee Rate is 0.75% for the first $5 billion in assets, 0.65% for the next $5 billion in assets and 0.60% for assets over $10 billion.

U.S. Bancorp Fund Services, LLC, the Funds' administrator, agreed to waive a portion of its administration and accounting fees during the International Value Fund's first twelve months of operations.

Quasar Distributors, LLC is the principal underwriter and distributor for the shares of the Funds ("Quasar" or the "Distributor"). The Distributor is affiliated with the Funds' transfer agent, fund accountant and administrator, U.S. Bancorp Fund Services, LLC. Pursuant to the Distribution Plan adopted by the Trust in accordance with Rule 12b-1 under the 1940 Act, the Funds pay the Distributor ongoing distribution and service fees. The fees are accrued daily at the annual rates based upon the average daily net assets of the shares as follows:

Distribution and Service Fee
Class A	0.25%
Class C	1.00%
Class R	0.50%
Class T	0.25%

Pursuant to separate agreements with the Distributor, selected dealers and other financial intermediaries also provide distribution services to the Funds. The ongoing distribution and service fee compensates the Distributor and selected dealers for providing distribution-related and shareholder services to Class A, Class C, Class R and Class T shareholders.

Certain selected dealers and other financial intermediaries charge a fee for shareholder accounting services and administrative services that they provide to the Funds on behalf of certain shareholders; the portion of this fee paid by the Funds is included within "Transfer agent fees and expenses" in the Statements of Operations.

Stephens Inc. is an affiliated broker-dealer of the Funds. For the year ended June 30, 2017, Stephens Inc. did not receive any front-end sales charges for Class A shares.

The Funds are permitted to purchase securities from or sell securities to another Fund or affiliated person under procedures adopted by the Board. During the year ended June 30, 2017, the Funds' purchases and sales of securities pursuant to Rule 17a-7 under the 1940 Act were as follows:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value		Small Cap Diversified Value	Global Value	International Value	Value Opportunities		Capital Income		High Yield
Purchases	$—	$—	$—	$—		$—	$—	$—	$—		$15,491		$33,409,672
Sales	—	—	—	475,735	*	—	—	—	5,723,222	*	4,179,454	*	6,448,727	*

* Resulted in a realized gain of $462,175 for the Value Opportunities Fund and a realized loss of $(1,448,083) for the Small Cap Value Fund, $(60,242) for the Capital Income Fund and $(55,103) for the High Yield Fund.

NOTE 3.

Investments. Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2017 were as follows:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value	Global Value	International Value	Value Opportunities	Capital Income	High Yield
Purchases	$45,044,041	$122,172,450	$764,432,317	$236,251,630	$10,879,440	$3,794,243	$819,825	$401,616,065	$26,216,054	$1,164,967,844
Sales	351,466,010	269,184,293	1,254,309,391	485,940,123	10,355,287	2,560,995	700,639	437,797,851	28,645,274	1,156,291,597

The Funds did not have any purchases or sales of U.S. Government securities for the year ended June 30, 2017.

NOTE 4.

Federal Income Taxes. It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and each Fund intends to distribute substantially all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified within the capital accounts.

The following information is presented on an income tax basis as of June 30, 2017:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value	Global Value	International Value	Value Opportunities	Capital Income	High Yield
Tax cost of investments	$136,069,934	$465,865,379	$2,115,833,971	$695,977,067	$17,074,170	$7,385,708	$2,112,250	$479,697,548	$39,360,057	$2,526,236,608
Gross unrealized appreciation	11,845,981	53,613,727	363,064,745	163,970,274	3,588,980	1,401,842	352,127	85,315,202	4,845,221	117,526,624
Gross unrealized depreciation	(35,334,139)	(83,931,836)	(482,637,945)	(96,438,394)	(960,522)	(703,988)	(77,573)	(40,852,577)	(2,790,765)	(102,319,264)
Net unrealized appreciation (depreciation)	(23,488,158)	(30,318,109)	(119,573,200)	67,531,880	2,628,458	697,854	274,554	44,462,625	2,054,456	15,207,360
Distributable ordinary income (as of 6/30/17)*	1,972,008	5,847,544	2,077,927	1,846,814	405,236	58,859	20,655	3,953,850	79,834	1,608,183
Distributable long-term gains (as of 6/30/17)	—	—	113,926,791	6,746,476	838,590	158,664	62,863	—	—	—
Total distributable earnings	1,972,008	5,847,544	116,004,718	8,593,290	1,243,826	217,523	83,518	3,953,850	79,834	1,608,183

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value	Global Value	International Value	Value Opportunities	Capital Income	High Yield
Other accumulated gains (losses)	$(268,758,827)	$(442,596,438)	$15,604	$934	$(35,575)	$183	$160	$(9,765,443)	$(2,390,086)	$(103,561,359)
Total accumulated gains (losses)	$(290,274,977)	$(467,067,003)	$(3,552,878)	$76,126,104	$3,836,709	$915,560	$358,232	$38,651,032	$(255,796)	$(86,745,816)

* Includes distributable short-term gains of $409,511 for the Mid-Cap Value Fund and $348,309 for the Small Cap Diversified Value Fund.

As of the close of business on December 31, 2012, in exchange for shares the Advisor transferred assets valued at $1,132,946 to the Global Value Fund. As a result of the tax-deferred transfers, the Global Value Fund acquired $50,230 of unrealized appreciation for tax purposes. As of June 30, 2017, the Global Value Fund held securities with $24,929 of net unrealized appreciation relating to the transfers.

As of the close of business on June 30, 2014, in exchange for shares Stephens Investment Holdings LLC transferred assets valued at $5,038,896 to the Small Cap Diversified Value Fund. As a result of the tax-deferred transfers, the Small Cap Diversified Value Fund acquired $592,438 of unrealized appreciation for tax purposes. As of June 30, 2017, the Small Cap Diversified Value Fund held securities with $122,805 of net unrealized appreciation relating to the transfers.

On the Statements of Assets & Liabilities, the following adjustments were made for permanent tax differences. These differences are due primarily to differing treatment for items such as foreign currency gain/loss transactions, PFICs, partnership adjustments, swap interest reclass and distribution reclass.

	Paid-In Capital	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)
Diversified Value	$(346,542,049)	$(246)	$346,542,295
Large Cap Value	(555,602,245)	(1,043)	555,603,288
Mid-Cap Value	—	6,171,537	(6,171,537)
Small Cap Value	—	803,902	(803,902)
Small Cap Diversified Value	(281)	(21,640)	21,921
Global Value	—	(1,250)	1,250
International Value	—	741	(741)
Value Opportunities	—	2,197,235	(2,197,235)
Capital Income	—	25,977	(25,977)
High Yield	—	(844,202)	844,202

The tax components of distributions paid during the fiscal years ended June 30, 2017 and 2016, capital loss carryovers as of June 30, 2017, and any tax basis late year losses as of June 30, 2017, which are not recognized for tax purposes until the first day of the following fiscal year, are:

	June 30, 2017					June 30, 2016
	Ordinary Income Distributions	Long-Term Capital Gains Distributions	Net Capital Loss Carryovers	Capital Loss Carryovers Utilized	Late Year Losses	Ordinary Income Distributions	Long-Term Capital Gains Distributions
Diversified Value	$6,410,766	$—	$(268,758,827)[1]	$—	$—	$6,654,007	$—
Large Cap Value	8,826,207	—	(442,596,438)[2]	15,586,973	—	9,065,263	—
Mid-Cap Value	15,737,440	17,317,177	—	—	—	55,712,891	263,752,268
Small Cap Value	2,949,850	—	—	—	—	13,927,630	92,024,596
Small Cap Diversified Value	146,812	—	—	—	—	106,389	354,630
Global Value	55,593	—	—	—	—	149,795	212,477
International Value*	77,168	—	—	—	—	—	—
Value Opportunities	9,800,117	—	(9,777,055)[3]	—	—	38,433,633	42,273,973
Capital Income	1,484,311	—	(2,363,375)[4]	—	—	2,852,349	1,410,337
High Yield	161,613,195	—	(100,717,578)[5]	—	—	165,642,889	13,331,886

* The Fund commenced operations on December 31, 2015.

1 $241,537,261 expires on 6/30/2018 and $27,221,566 is long-term with no expiration.

2 $442,596,438 expires on 6/30/2018.

3 $3,124,832 is short-term with no expiration and $6,652,223 is long-term with no expiration.

4 $860,502 is short-term with no expiration and $1,502,873 is long-term with no expiration.

5 $6,578,761 is short-term with no expiration and $94,138,817 is long-term with no expiration.

As of and during the year ended June 30, 2017, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended June 30, 2017, the Funds did not incur any interest or penalties. The tax years ended June 30, 2014 through June 30, 2017 remain open and subject to examination by tax jurisdictions.

NOTE 5.

Capital Share Transactions. Transactions in capital shares for each class were as follows:

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year Ended June 30, 2017
Diversified Value Fund
Class I	548,819	$8,699,241	244,219	$4,041,821	(20,783,724)	$(315,301,576)	(19,990,686)	$(302,560,514)
Class A	77,654	1,273,228	54,517	905,529	(463,825)	(7,452,010)	(331,654)	(5,273,253)
Class C	17,706	289,256	4,952	81,656	(93,794)	(1,459,349)	(71,136)	(1,088,437)
Total net increase (decrease)	644,179	10,261,725	303,688	5,029,006	(21,341,343)	(324,212,935)	(20,393,476)	(308,922,204)
Large Cap Value Fund
Class I	1,858,606	53,542,851	194,155	5,706,224	(5,543,590)	(157,700,893)	(3,490,829)	(98,451,818)
Class A	450,429	12,916,244	65,925	1,927,647	(1,860,523)	(52,410,738)	(1,344,169)	(37,566,847)
Class C	31,274	865,836	2,686	77,122	(328,212)	(9,064,006)	(294,252)	(8,121,048)
Class R	154,260	4,469,774	4,446	130,667	(248,990)	(7,270,160)	(90,284)	(2,669,719)
Total net increase (decrease)	2,494,569	71,794,705	267,212	7,841,660	(7,981,315)	(226,445,797)	(5,219,534)	(146,809,432)
Mid-Cap Value Fund
Class I	7,318,551	259,240,441	667,636	25,370,176	(17,166,116)	(597,208,871)	(9,179,929)	(312,598,254)
Class A	1,178,583	42,047,606	79,503	2,978,963	(4,430,108)	(152,247,703)	(3,172,022)	(107,221,134)
Class C	104,742	3,370,715	19,068	633,072	(966,056)	(29,294,341)	(842,246)	(25,290,554)
Class R	169,885	5,744,063	2,932	110,120	(251,451)	(8,933,252)	(78,634)	(3,079,069)
Total net increase (decrease)	8,771,761	310,402,825	769,139	29,092,331	(22,813,731)	(787,684,167)	(13,272,831)	(448,189,011)
Small Cap Value Fund
Class I	2,000,823	112,438,205	31,464	1,872,419	(5,793,793)	(311,018,844)	(3,761,506)	(196,708,220)
Class A	321,829	18,159,679	—	—	(1,257,117)	(67,256,146)	(935,288)	(49,096,467)
Class C	10,061	468,356	—	—	(185,197)	(8,496,451)	(175,136)	(8,028,095)
Total net increase (decrease)	2,332,713	131,066,240	31,464	1,872,419	(7,236,107)	(386,771,441)	(4,871,930)	(253,832,782)
Small Cap Diversified Value Fund
Class I	1,024	10,305	12,237	145,133	(4)	(47)	13,257	155,391
Class A	67,516	789,171	142	1,679	(33,214)	(385,123)	34,444	405,727
Total net increase (decrease)	68,540	799,476	12,379	146,812	(33,218)	(385,170)	47,701	561,118
Global Value Fund
Class I	99,925	1,172,355	4,453	53,569	(19,120)	(225,520)	85,258	1,000,404
Class A	33,240	393,270	76	911	(9,154)	(111,227)	24,162	282,954
Total net increase (decrease)	133,165	1,565,625	4,529	54,480	(28,274)	(336,747)	109,420	1,283,358
International Value Fund
Class I	12,217	136,570	7,205	77,168	—	—	19,422	213,738
Total net increase	12,217	136,570	7,205	77,168	—	—	19,422	213,738
Value Opportunities Fund
Class I	3,844,831	102,190,967	152,247	4,107,620	(3,248,754)	(83,216,995)	748,324	23,081,592
Class A	1,355,149	35,883,634	69,948	1,890,685	(2,532,267)	(64,233,864)	(1,107,170)	(26,459,545)
Class C	246,352	6,006,220	22,269	562,082	(1,120,338)	(26,295,642)	(851,717)	(19,727,340)
Total net increase (decrease)	5,446,332	144,080,821	244,464	6,560,387	(6,901,359)	(173,746,501)	(1,210,563)	(23,105,293)
Capital Income Fund
Class I	772,062	9,475,354	41,991	498,700	(1,145,429)	(13,096,384)	(331,376)	(3,122,330)
Class A	743,231	9,248,362	49,871	615,907	(744,141)	(9,259,888)	48,961	604,381
Total net increase (decrease)	1,515,293	18,723,716	91,862	1,114,607	(1,889,570)	(22,356,272)	(282,415)	(2,517,949)

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year Ended June 30, 2017
High Yield Fund
Class I	62,906,295	$758,702,120	7,817,097	$94,376,939	(64,412,501)	$(778,952,418)[1]	6,310,891	$74,126,641
Class A	9,124,346	109,486,200	2,750,338	32,958,043	(18,251,434)	(216,953,366)[1]	(6,376,750)	(74,509,123)
Class C	97,898	1,174,029	6,510	78,569	(97,443)	(1,173,984)[1]	6,965	78,614
Total net increase (decrease)	72,128,539	869,362,349	10,573,945	127,413,551	(82,761,378)	(997,079,768)	(58,894)	(303,868)
Year Ended June 30, 2016
Diversified Value Fund
Class I	3,317,230	48,184,171	433,133	6,111,503	(10,164,956)	(146,815,271)	(6,414,593)	(92,519,597)
Class A	198,601	2,883,002	16,810	238,372	(845,931)	(12,096,434)	(630,520)	(8,975,060)
Class C	69,997	993,478	441	6,229	(116,535)	(1,659,326)	(46,097)	(659,619)
Total net increase (decrease)	3,585,828	52,060,651	450,384	6,356,104	(11,127,422)	(160,571,031)	(7,091,210)	(102,154,276)
Large Cap Value Fund
Class I	2,854,379	71,009,801	267,389	6,476,172	(8,562,979)	(211,916,899)	(5,441,211)	(134,430,926)
Class A	731,231	18,228,374	65,397	1,576,071	(2,157,156)	(53,132,493)	(1,360,528)	(33,328,048)
Class C	210,807	5,156,094	2,073	48,923	(900,414)	(21,926,147)	(687,534)	(16,721,130)
Class R	163,071	4,110,743	3,040	73,717	(112,893)	(2,847,983)	53,218	1,336,477
Total net increase (decrease)	3,959,488	98,505,012	337,899	8,174,883	(11,733,442)	(289,823,522)	(7,436,055)	(183,143,627)
Mid-Cap Value Fund
Class I	10,396,737	344,873,822	7,474,912	231,199,037	(25,201,030)	(849,945,718)	(7,329,381)	(273,872,859)
Class A	1,736,617	56,614,843	1,244,368	38,002,986	(7,992,868)	(270,837,312)	(5,011,883)	(176,219,483)
Class C	205,166	5,764,927	305,016	8,314,737	(1,648,635)	(47,167,695)	(1,138,453)	(33,088,031)
Class R	130,635	4,226,831	35,959	1,102,498	(253,395)	(8,168,463)	(86,801)	(2,839,134)
Total net increase (decrease)	12,469,155	411,480,423	9,060,255	278,619,258	(35,095,928)	(1,176,119,188)	(13,566,518)	(486,019,507)
Small Cap Value Fund
Class I	7,052,652	347,910,877	1,199,125	58,061,643	(8,633,234)	(416,135,695)	(381,457)	(10,163,175)
Class A	774,987	39,684,374	239,836	11,536,114	(1,731,886)	(86,370,513)	(717,063)	(35,150,025)
Class C	52,961	2,232,758	49,001	2,007,100	(242,921)	(10,298,142)	(140,959)	(6,058,284)
Total net increase (decrease)	7,880,600	389,828,009	1,487,962	71,604,857	(10,608,041)	(512,804,350)	(1,239,479)	(51,371,484)
Small Cap Diversified Value Fund
Class I	517	4,500	51,926	449,679	—	—	52,443	454,179
Class A	32,973	296,818	1,311	11,340	(21,698)	(170,612)	12,586	137,546
Total net increase (decrease)	33,490	301,318	53,237	461,019	(21,698)	(170,612)	65,029	591,725
Global Value Fund
Class I	38,923	385,881	34,821	350,644	(73,837)	(770,954)	(93)	(34,429)
Class A	4,574	54,500	632	6,363	(4,541)	(51,350)	665	9,513
Total net increase (decrease)	43,497	440,381	35,453	357,007	(78,378)	(822,304)	572	(24,916)
International Value Fund
Class I*	185,000	1,850,000	—	—	—	—	185,000	1,850,000
Total net increase	185,000	1,850,000	—	—	—	—	185,000	1,850,000
Value Opportunities Fund
Class I	6,224,607	146,625,457	1,386,534	31,294,079	(8,402,848)	(202,186,335)	(791,707)	(24,266,799)
Class A	2,520,450	62,463,721	923,754	20,876,846	(4,379,214)	(104,040,654)	(935,010)	(20,700,087)
Class C	1,130,976	25,896,105	357,550	7,555,041	(1,207,959)	(26,134,161)	280,567	7,316,985
Total net increase (decrease)	9,876,033	234,985,283	2,667,838	59,725,966	(13,990,021)	(332,361,150)	(1,446,150)	(37,649,901)

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year Ended June 30, 2016
Capital Income Fund
Class I	1,215,224	$12,791,570	123,284	$1,298,726	(2,140,130)	$(22,641,968)	(801,622)	$(8,551,672)
Class A	222,282	2,587,747	151,923	1,665,925	(2,146,619)	(25,461,548)	(1,772,414)	(21,207,876)
Total net increase (decrease)	1,437,506	15,379,317	275,207	2,964,651	(4,286,749)	(48,103,516)	(2,574,036)	(29,759,548)
High Yield Fund
Class I	80,876,907	913,506,545	8,465,846	96,527,439	(89,864,300)	(1,024,179,236)[2]	(521,547)	(14,145,252)
Class A	6,022,934	69,227,333	3,778,823	42,813,270	(11,775,052)	(136,040,881)[2]	(1,973,295)	(24,000,278)
Class C	118,272	1,354,929	8,872	100,887	(175,143)	(1,988,270)[2]	(47,999)	(532,454)
Total net increase (decrease)	87,018,113	984,088,807	12,253,541	139,441,596	(101,814,495)	(1,162,208,387)	(2,542,841)	(38,677,984)

*  Commenced operations on December 31, 2015.

1  Net of redemption fees of $106,483 for Class I, $20,505 for Class A and $596 for Class C.

2  Net of redemption fees of $388,363 for Class I, $23,885 for Class A and $3,989 for Class C.

NOTE 6.

Investments in Affiliated Issuers. An issuer in which a Fund's holdings represent 5% or more of the outstanding voting securities of the issuer is an "affiliated" issuer as defined in the 1940 Act. A schedule of each Fund's investments in securities of affiliated issuers held during the year ended June 30, 2017, is set forth below:

Mid-Cap Value Fund

Issuer Name	Share Balance At July 1, 2016	Additions	Reductions	Share Balance At June 30, 2017	Dividend Income	Value At June 30, 2017
Navistar International Corp.+	4,648,000	278,600	3,280,300	1,646,300	$—	$43,182,449
Ophir Energy PLC	57,905,300	—	931,400	56,973,900	—	63,100,794

+ Issuer was not an affiliate as of June 30, 2017.

Small Cap Value Fund

Issuer Name	Share Balance At July 1, 2016	Additions	Reductions	Share Balance At June 30, 2017	Dividend Income	Value At June 30, 2017
Hanger, Inc.+	2,056,100	—	449,500	1,606,600	$—	$19,118,540
Hudson Global, Inc.	2,216,400	—	28,800	2,187,600	—	2,931,384
Miller Industries, Inc.+	707,800	—	258,700	449,100	379,608	11,160,135
Noranda Aluminum Holding Corp.	450,000	350,300	—	800,300	—	17,607
Real Industry, Inc.	2,420,708	—	113,000	2,307,708	—	6,692,353
Rush Enterprises, Inc.+	1,861,400	—	1,307,700	553,700	—	20,586,566
					$379,608

+ Issuer was not an affiliate as of June 30, 2017

Value Opportunities Fund

Issuer Name	Share Balance At July 1, 2016	Additions	Reductions	Share Balance At June 30, 2017	Dividend Income	Value At June 30, 2017
GHW Holdco LLC	—	2	—	2	$—	$45,000
Iracore Investments Holdings, Inc.	—	32,422	—	32,422	—	6,892,269

High Yield Fund

Issuer Name	Share Balance At July 1, 2016	Additions	Reductions	Share Balance At June 30, 2017	Dividend Income	Value At June 30, 2017
GHW Holdco LLC	—	1	—	1	$—	$30,000
Horsehead Holding LLC	—	76,444	—	76,444	—	19,487,968
Iracore Investments Holdings, Inc.	—	22,092	—	22,092	—	4,696,318

NOTE 7.

Securities Lending. Effective December 2007, the Funds entered into a securities lending arrangement with Brown Brothers Harriman & Co. (the "Custodian"). Under the securities lending agreement, the Custodian is authorized to loan securities on behalf of the Funds to approved brokers. In exchange, the Funds receive cash collateral in the amount of at least 102% of the value of the securities loaned plus accrued interest. The total market value of securities on loan for each Fund is disclosed on the Schedule of Investments. The cash collateral is invested in short-term instruments as noted on the Schedule of Investments. Income earned from these investments is included in "Securities on loan, net" on the Statements of Operations and is allocated to each Fund based on each Fund's proportion of the total cash collateral received. Securities lending involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, the Custodian has agreed to indemnify the Funds from losses resulting from a borrower's failure to return a loaned security. In addition, the Funds bear the risk of loss associated with the investment of cash collateral received.

A portion of the income generated by the investment of the collateral, net of any rebates paid by the Custodian to borrowers, is remitted to the Custodian as lending agent, and the remainder is paid to the applicable Fund.

NOTE 8.

Commitments and Contingencies. Under the Trust's organizational documents and indemnification agreements between each independent Trustee and the Trust, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

Bridge loan commitments may obligate a Fund to furnish temporary financing to a borrower until permanent financing can be arranged. At June 30, 2017, the Funds did not have any outstanding bridge loans.

Unfunded loan commitments are contractual obligations for funding to a borrower. At June 30, 2017, the Funds did not have any outstanding unfunded loan commitments.

NOTE 9.

Risk Factors. Investing in a Fund may involve certain risks including, but not limited to, those described below.

Lower rated debt securities generally have higher rates of interest and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

The prices of, and the income generated by, most debt securities held by a Fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the prices of debt securities in a Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, "call" or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Longer maturity debt securities generally have higher rates of interest and may be subject to greater price fluctuations than shorter maturity debt securities.

Certain Funds may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country.

The Funds are subject to management risk because each Fund is an actively managed investment portfolio. Consequently, the Funds are subject to the risks that the methods and analysis employed by the Advisor may not produce the desired results and result in losses to the Funds.

The prices of, and the income generated by, the common stocks and other equity securities held by a Fund may decline in response to certain events taking place around the world, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

Certain funds, accounts, individuals or affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Fund's shares. Redemptions by these entities of their holdings in the Fund may impact the Fund's liquidity and net asset value ("NAV"). These redemptions may also force the Fund to sell securities.

NOTE 10.

Regulatory Changes.  In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together, "final rules") intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

New Accounting Pronouncements.  In March 2017, the FASB issued Accounting Standards Update ("ASU") No. 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

In December 2016, the FASB issued ASU No. 2016-19, Technical Corrections and Improvements that made technical changes to various sections of the accounting standards codification ("ASC"), including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. A reporting entity should disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. Management is currently evaluating the implications of this ASU and its impact on the financial statements.

NOTE 11.

Subsequent Events. Management has evaluated subsequent events in the preparation of the Funds' financial statements and has determined that there are no events that require recognition or disclosure in the financial statements.

NOTE 12.(UNAUDITED)

Federal Tax Disclosure. The Funds designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gains to zero for the tax year ended June 30, 2017.

For the year ended June 30, 2017, the following percentages of ordinary distributions paid qualify for the dividend received deduction available to corporate shareholders: Diversified Value Fund — 100.00%, Large Cap Value Fund — 100.00%, Mid-Cap Value Fund — 84.72%, Small Cap Value Fund — 100.00%, Small Cap Diversified Value Fund — 65.80%, Global Value Fund — 35.84%, International Value Fund — 0.00%, Value Opportunities Fund — 44.93%, Capital Income Fund — 14.73%, High Yield Fund — 2.21%.

For the year ended June 30, 2017, the following percentages of ordinary distributions paid are designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003: Diversified Value Fund — 100.00%, Large Cap Value Fund — 100.00%, Mid-Cap Value Fund — 100.00%, Small Cap Value Fund — 100.00%, Small Cap Diversified Value Fund — 67.34%, Global Value Fund — 98.49%, International Value Fund — 84.89%, Value Opportunities Fund — 62.89%, Capital Income Fund — 33.68%, High Yield Fund — 2.21%. Shareholders should consult their tax advisors.

For the year ended June 30, 2017, the Global Value Fund and International Value Fund earned foreign source income of $99,426 and $51,023, respectively, and paid foreign taxes of $7,013 and $4,017, respectively, which each Fund intends to pass through to shareholders pursuant to Section 853 of the Internal Revenue Code.

Additional Information Applicable to Foreign Shareholders Only.  For the year ended June 30, 2017, the Funds designate the following percentages of ordinary distributions paid as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c): Diversified Value Fund — 0.02%, Large Cap Value Fund — 0.02%, Mid-Cap Value Fund — 0.23%, Small Cap Value Fund — 0.06%, Small Cap Diversified Value Fund — 0.19%, Global Value Fund — 0.07%, International Value Fund — 0.07%, Value Opportunities Fund — 54.02%, Capital Income Fund — 67.08%, High Yield Fund — 93.87%.

For the year ended June 30, 2017, the following percentages of ordinary income distributions paid are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c): Diversified Value Fund — 0.00%, Large Cap Value Fund — 0.00%, Mid-Cap Value Fund — 61.27%, Small Cap Value Fund — 0.00%, Small Cap Diversified Value Fund — 0.00%, Global Value Fund — 0.00%, International Value Fund — 56.89%, Value Opportunities Fund — 0.00%, Capital Income Fund — 0.00%, High Yield Fund — 0.00%.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
of Hotchkis & Wiley Funds

We have audited the accompanying statements of assets & liabilities, including the schedules of investments of Hotchkis & Wiley Funds (the "Funds") comprising the Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund, Value Opportunities Fund, Capital Income Fund, and High Yield Fund, as of June 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (as to the International Value Fund, for the period from December 31, 2015 (commencement of operations) through June 30, 2016 and the year ended June 30, 2017), and the financial highlights for each of the five years in the period then ended (as to the Small Cap Diversified Value Fund, for the period from June 30, 2014 (commencement of operations) through June 30, 2015 and the two years then ended, as to the Global Value Fund, for the period from December 31, 2012 (commencement of operations) through June 30, 2013 and the four years then ended, as to the International Value Fund, for the period from December 31, 2015 (commencement of operations) through June 30, 2016, and the year then ended). These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of June 30, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended (as to the International Value Fund, for the period from December 31, 2015 (commencement of operations) through June 30, 2016 and the year ended June 30, 2017), and the financial highlights for each of the five years in the period then ended (as to the Small Cap Diversified Value Fund, for the period from June 30, 2014 (commencement of operations) through June 30, 2015 and the two years then ended, as to the Global Value Fund, for the period from December 31, 2012 (commencement of operations) through June 30, 2013 and the four years then ended, as to the International Value Fund, for the period from December 31, 2015 (commencement of operations) through June 30, 2016, and the year then ended), in conformity with accounting principles generally accepted in the United States of America.

Costa Mesa, California
August 21, 2017

Fund Expense Examples (Unaudited)

As a mutual fund shareholder, you incur two types of costs: (1) transaction costs such as initial sales charges (loads) on purchase payments and contingent deferred sales charges and redemption fees on redemptions and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period (January 1, 2017 – June 30, 2017).

The table below illustrates the Funds' costs in two ways:

Based on actual fund returns. This section provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Based on hypothetical 5% yearly returns. This section provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

	Based on Actual Fund Returns			Based on Hypothetical 5% Yearly Returns
	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expenses Paid During Period* 1/1/17 - 6/30/17	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expenses Paid During Period* 1/1/17 - 6/30/17	Annualized Expense Ratio
Diversified Value Fund
Class I	$1,000.00	$1,075.90	$4.89	$1,000.00	$1,020.08	$4.76	0.95%
Class A	1,000.00	1,074.40	6.17	1,000.00	1,018.84	6.01	1.20
Class C	1,000.00	1,070.60	10.01	1,000.00	1,015.12	9.74	1.95
Large Cap Value Fund
Class I	1,000.00	1,079.30	4.95	1,000.00	1,020.03	4.81	0.96
Class A	1,000.00	1,078.30	6.24	1,000.00	1,018.79	6.06	1.21
Class C	1,000.00	1,074.10	10.08	1,000.00	1,015.08	9.79	1.96
Class R	1,000.00	1,076.50	7.52	1,000.00	1,017.55	7.30	1.46
Mid-Cap Value Fund
Class I	1,000.00	995.40	5.05	1,000.00	1,019.74	5.11	1.02
Class A	1,000.00	994.00	6.28	1,000.00	1,018.50	6.36	1.27
Class C	1,000.00	990.50	9.97	1,000.00	1,014.78	10.09	2.02
Class R	1,000.00	992.90	7.51	1,000.00	1,017.26	7.60	1.52
Small Cap Value Fund
Class I	1,000.00	1,005.80	5.17	1,000.00	1,019.64	5.21	1.04
Class A	1,000.00	1,004.60	6.41	1,000.00	1,018.40	6.46	1.29
Class C	1,000.00	1,000.80	10.12	1,000.00	1,014.68	10.19	2.04
Small Cap Diversified Value Fund
Class I	1,000.00	1,031.70	4.53	1,000.00	1,020.33	4.51	0.90
Class A	1,000.00	1,030.00	5.79	1,000.00	1,019.09	5.76	1.15
Global Value Fund
Class I	1,000.00	1,081.90	5.68	1,000.00	1,019.34	5.51	1.10
Class A	1,000.00	1,080.20	6.96	1,000.00	1,018.10	6.76	1.35
International Value Fund
Class I	1,000.00	1,107.50	6.01	1,000.00	1,019.09	5.76	1.15

Fund Expense Examples (Unaudited)

	Based on Actual Fund Returns			Based on Hypothetical 5% Yearly Returns
	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expenses Paid During Period* 1/1/17 - 6/30/17	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expenses Paid During Period* 1/1/17 - 6/30/17	Annualized Expense Ratio
Value Opportunities Fund
Class I	$1,000.00	$1,048.70	$4.93	$1,000.00	$1,019.98	$4.86	0.97%
Class A	1,000.00	1,047.10	6.19	1,000.00	1,018.74	6.11	1.22
Class C	1,000.00	1,043.70	9.98	1,000.00	1,015.03	9.84	1.97
Capital Income Fund
Class I	1,000.00	1,063.00	4.09	1,000.00	1,020.83	4.01	0.80
Class A	1,000.00	1,062.50	5.37	1,000.00	1,019.59	5.26	1.05
High Yield Fund
Class I	1,000.00	1,051.70	3.56	1,000.00	1,021.32	3.51	0.70
Class A	1,000.00	1,050.60	4.83	1,000.00	1,020.08	4.76	0.95
Class C	1,000.00	1,046.60	8.63	1,000.00	1,016.36	8.50	1.70

* Expenses are equal to the Funds' annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by the number of days in the most recent fiscal year (365).

Board Considerations In Approving Continuation of Investment Advisory Agreements (Unaudited)

Background and Approval Process.  Hotchkis and Wiley Capital Management, LLC (the "Advisor") serves as investment adviser to the Hotchkis and Wiley Diversified Value Fund, the Hotchkis and Wiley Large Cap Value Fund, the Hotchkis and Wiley Mid-Cap Value Fund, the Hotchkis and Wiley Small Cap Value Fund, the Hotchkis and Wiley Small Cap Diversified Value Fund, the Hotchkis and Wiley Global Value Fund, the Hotchkis and Wiley International Value Fund, the Hotchkis and Wiley Value Opportunities Fund, the Hotchkis and Wiley Capital Income Fund and the Hotchkis and Wiley High Yield Fund (each a "Fund" and collectively, the "Funds") pursuant to separate investment advisory agreements (the "Advisory Agreements") with the Hotchkis and Wiley Funds (the "Trust"). The Advisory Agreements were initially approved by the Board of Trustees at the inception of each Fund for two-year terms. The Advisory Agreements continue thereafter if approved annually by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) (the "Independent Trustees"), by a vote cast in person at a meeting called for the purpose of voting on the Advisory Agreements. The Advisory Agreements for each Fund were most recently considered by the Board at a meeting held in May 2017.

As part of the annual contract review process, the Independent Trustees, through their independent legal counsel, requested and received extensive materials, including information relating to: (i) the nature, extent and quality of services provided by the Advisor, along with compliance with legal requirements, (ii) short-term and longer-term performance of each Fund relative to peer groups and market indices, (iii) the costs of the services provided and the Advisor's estimated profitability with respect to the management of each Fund, (iv) the extent to which the Advisor has in the past or is likely in the future to experience economies of scale in connection with the investment advisory services it provides to each Fund, (v) the expense ratios of each Fund as compared with the expense ratios of funds in its peer group, and (vi) benefits to the Advisor and its affiliates from its relationship with the Funds. The Independent Trustees also requested and received information specifically related to the Advisor's risk controls and risk evaluation process. The Independent Trustees noted that the information provided by the Advisor was thorough and responsive to their requests. The information provided in response to their request supplemented information received by the Board throughout the year, both in writing and during meetings, regarding the Funds, including Fund performance, expense ratios, portfolio composition and regulatory compliance. The Independent Trustees also held a conference call with their independent legal counsel in May 2017 to review the materials provided by the Advisor and reviewed and discussed a legal memorandum regarding, among other things, the duties of directors/trustees under the 1940 Act and relevant state law in reviewing and approving investment advisory contracts. The Independent Trustees, through their legal counsel, then provided follow-up questions to the Advisor to which they received responses in advance of the Funds' May Board meeting.

At the May Board meeting, representatives of the Advisor discussed certain responses with the Board and responded to their further questions. The Board considered the factors set out in case law and identified by the Securities and Exchange Commission as most relevant in considering the renewal of investment advisory agreements. The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to renew each Advisory Agreement.

The Board considered these and other factors, as summarized in more detail below, and concluded that the terms of each Advisory Agreement are fair and reasonable and the continuance of each Advisory Agreement is in the best interests of the applicable Fund. In deciding to approve the renewal of each Advisory Agreement, the Board did not identify any single factor or group of factors as all important or controlling and considered all factors together. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services.  As part of the Board's decision-making process, the Board noted that the Advisor and its predecessors have managed the Funds and their predecessors since their inception, and the Board believes that a long-term relationship with a capable, conscientious investment adviser is in the best interests of the Funds. The Board also considered that shareholders invest in a Fund specifically seeking the Advisor's investment expertise and style. The Board also noted that when shareholders invest in a Fund, they know the advisory fee that is paid by the Fund. In this connection, the Board considered, in particular, that each Fund is managed in accordance with its investment objective and policies as disclosed to shareholders.

The Board reviewed information regarding various services provided by the Advisor to the Funds, including an organizational chart and background information on personnel performing such services. The Board also reviewed each Fund's performance and information regarding the Advisor's investment program, which is driven by team-oriented, in-depth, fundamental research. The Board considered the depth and quality of the Advisor's investment process, the low turnover rates of the Advisor's key personnel, the overall stability of the Advisor's organization, and the experience, capability and integrity of its senior management. The Board considered the portfolio managers' significant investments in the Funds. The Board reviewed the Trust's compliance program and the resultant compliance by the Funds and the Advisor with legal requirements.

The Board also considered other non-advisory services provided to the Funds, such as the services of Advisor employees as Trust officers and other personnel provided that are necessary for Fund operations. The Board particularly noted that the services of the Trust's Chief Compliance Officer are provided to the Funds at no cost to the Funds. The Board noted that the Advisor organizes Board meetings and the preparation of Board meeting materials, and those Advisor employees serving as Trust officers oversee and manage the other Fund service providers.

Based on their review, the Board concluded that the nature, extent and quality of services provided (and expected to be provided) to each Fund under its Advisory Agreement were satisfactory.

Investment Performance of the Funds and the Advisor.  The Board noted that they review data on the short-term and longer-term performance of the Funds in connection with each quarterly Board meeting. For the contract review meeting, the Board reviewed a report prepared by the Trust's administrator (the "Report") using information compiled from Morningstar, Inc., an independent provider of data to mutual fund boards, that compared the total return of Class I shares of each Fund to that of a small group of funds that are similar primarily in terms of investment style (each, a "Peer Group"), for periods ended December 31, 2016. The Peer Groups, which had changed since the last review for the Small Cap Diversified Fund and the Value Opportunities Fund, were selected by the Advisor based on its criteria to determine an appropriate group of competitor funds. In addition, data regarding performance of the Peer Group funds is provided at each quarterly Board meeting. The Board also considered total return information for various periods through March 2017 that was provided by the Advisor.

The Board considered the total return information for each Fund for applicable periods up to 10 years. The Board noted that all Funds with at least 5 years of performance (i.e., all but the Small Cap Diversified Value Fund, Global Value Fund and International Value Fund) outperformed the median total return of their applicable Peer Group for the 5-year period ended December 31, 2016. The Board noted that for the 3-year period ended December 31, 2016, the Diversified Value, Large Cap Value, Value Opportunities, Capital Income and High Yield Funds outperformed the median total return of their applicable Peer Group. The Board also noted that for the 3-year period ended December 31, 2016, the Small Cap Value, Mid-Cap Value and Global Value Funds underperformed the median total return of their applicable Peer Group. The Board considered that for the 1-year period ended December 31, 2016, all of the Funds outperformed the median total return of their applicable Peer Group, except for the Small Cap Value Fund. The Board also considered the Advisor's supplemental report for periods through March 31, 2017, but focused more on longer-term than short-term performance of the Funds versus their Peer Groups. In addition, the Board reviewed each Fund's total return to that of its respective benchmark index(es). The Board noted that each Fund with 5 years of performance as of December 31, 2016 (i.e., all but the Small Cap Diversified Value Fund, Global Value Fund and International Value Fund) outperformed its benchmark index(es) for the 5-year period, except the Capital Income Fund which underperformed one of its benchmarks — S&P 500® Index. The Board also noted that each Fund with 3 years of performance as of December 31, 2016 (i.e., all but the Small Cap Diversified Value Fund and International Value Fund) underperformed its benchmark index(es) for the 3-year period, except the Small Cap Value Fund which outperformed its Russell 2000® Index and the Capital Income Fund which outperformed the BofA Merrill Lynch U.S. Corporate, Government and Mortgage Index and its blended benchmark of the BofA Merrill Lynch U.S. Corporate, Government and Mortgage Index and S&P 500® Index. The Board also noted that all Funds outperformed their benchmark index(es) for the 1-year period ended December 31, 2016, except Small Cap Value Fund. The Independent Trustees reviewed the reasons for the historical variability in performance with the Advisor.

Fees, Expenses and Profitability.  The Board reviewed expense data compiled from Morningstar, Inc., contained in the Report, including information regarding any expense caps for the Funds. The Board reviewed data in the Report showing how the Funds' advisory fees and expense ratios compared to those in their respective Peer Groups. The Board also reviewed information provided by the Advisor on advisory fees charged by the Advisor for subadvisory services it provides to other mutual funds and advisory fees it charges to its separate account clients with investment objectives and policies similar to those of the Funds. The Board considered a list of the many additional functions performed for the Funds that the Advisor does not perform for its separate account and subadvisory clients. The Board noted that even though the Funds require more services and even though it is generally acknowledged that managing mutual funds subjects an investment adviser to more legal and regulatory risk than is the case with separate accounts, the fees charged to three of the Funds (the Small Cap Value Fund, the Global Value Fund and the Value Opportunities Fund) are the same as or lower than the Advisor's current standard institutional fee schedules.

With respect to the advisory fee for each Fund, the Board noted that the Report showed that the Diversified Value, Large Cap Value, Mid-Cap Value and Capital Income Funds' advisory fees were higher than the median of their respective Peer Groups, that the Small Cap Value and High Yield Funds' advisory fees were lower than the median of their Peer Group, and that the Global Value, Small Cap Diversified Value, International Value and Value Opportunities Funds' advisory fees were the same as the median of their respective Peer Group. The Board also considered that the advisory fee rate for the Small Cap Diversified Value Fund was decreased from 0.75% to 0.65% effective July 1, 2016. The Board noted that the Advisor uses a research-intensive process. With respect to the expense ratios for the Funds, the Board noted that the Report showed that each Funds' net expense ratios were higher than the median of their respective Peer Group, except that Small Cap Diversified Value Fund's net expense ratio was higher than the median of its Peer Group by only one basis point, that Value Opportunities Fund's net expense ratio was equal to the median of its respective Peer Group and that High Yield Fund's net expense ratio was lower than the median of their respective Peer Group. The Board considered the expense caps put in place by the Advisor (as further described below). The Board noted the quality of the Advisor's investment process and concluded that the advisory fee and expense ratios were fair and reasonable for each Fund.

The Board reviewed information concerning the estimated profitability to the Advisor of the Advisory Agreements, including information regarding the methodology for allocating expenses. The Board reviewed data regarding the Advisor's variable expenses and fixed expenses. The Board considered that in 2016, as in recent prior years, the Advisor had absorbed costs above expense caps for certain of the Funds for which it would not be reimbursed. The Board noted that the Advisor has agreed to continue the expense caps through at least October 31, 2018. The Board also noted that the annualized expense ratio was above the expense cap for the Small Cap Diversified Value Fund in 2016. The Board also recognized that individual fund or product line profitability of other advisers is generally not publicly available, and that profitability may be affected by numerous factors, so that the comparability of profitability among advisory firms is limited. The Board noted the importance of the Advisor's profitability — which is derived solely from investment management fees — in maintaining its entrepreneurial environment in a private, primarily employee-owned structure. They noted that the Advisor's compensation/profit structure facilitates retention of its management and investment professionals. They also noted that from time to time the Advisor had voluntarily limited growth of assets by closing certain Funds to new investors, and that currently the Small Cap Value Fund has limited availability for purchase. The Board noted that closing Funds is financially disadvantageous to the Advisor, and illustrated a commitment to act in the best interests of Fund shareholders. The Board concluded that the level of estimated profitability to the Advisor under the Advisory Agreements appeared to be not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale.  The Board considered information regarding the investment, compliance and client service personnel who have been hired by the Advisor over the past few years, the Advisor's investment in technology resources and the back office services outsourced by the Advisor. The Board concluded that the Funds' shareholders share in the additional services, investment in talented employees and technology improvements provided by the Advisor without an increase in advisory fees. The Board also noted that the addition of breakpoints to the Diversified Value, Large Cap Value and Mid-Cap Value Funds has in the past enabled, and may in the future enable, shareholders to share in economies of scale.

Indirect Benefits to the Advisor from its Relationship to the Funds.  The Board considered information regarding any indirect benefits to the Advisor that could be identified from its relationship to the Funds. In particular, the Board considered that the Advisor has the ability to use commission sharing arrangements that allow the Advisor to pay for third-party research with the equity Funds' soft dollars. The Board considered that the bundled research services and the use of commission sharing arrangements provides valuable information or service to the investment research process, which benefits the Funds (as well as the Advisor who use (or can use) the research for the benefit of the Advisor's other clients). The Board noted that the ability to use the Funds' soft dollars to obtain third-party research is a fallout benefit to the Advisor.

* * * *

Based on their review, including their consideration of each of the factors referred to above, the Board, including all of the Independent Trustees, concluded that the terms of each Advisory Agreement are fair and reasonable and that the renewal of each Advisory Agreement is in the best interests of each Fund.

Management (Unaudited)

INDEPENDENT TRUSTEES

Name and Year of Birth	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Randall H. Breitenbach (born 1960)	Trustee(a)	Since 2001

Non-Executive Director and Vice Chairman, BreitBurn Energy Partners, L.P. (2012 — present); Co-Founder, Director and CEO, Pacific Coast Energy Company, LP and President, BreitBurn Energy Partners, L.P. (1988 — 2012); Chairman Emeritus, Finance Committee, Stanford University PIC Endowment (1999 — present).

				Ten	BreitBurn Energy Partners, L.P.; Pacific Coast Energy Company, LP
Alejandra C. Edwards, Ph.D. (born 1954)	Trustee	Since 2007	California State University — Long Beach: Professor of Economics (1994 — present); Associate Chair Economics (2001 — 2012); Graduate Advisor Economics (2000 — 2012).	Ten	None
Marcy Elkind, Ph.D. (born 1947)	Trustee	Since 2005	President, Elkind Economics, Inc. (1980 — present).	Ten	None
Robert Fitzgerald (born 1952)	Trustee(b)	Since 2005	Chief Financial Officer of National Retirement Partners, Inc. (2005 — 2007); Executive Vice President and Chief Financial Officer of PIMCO Advisors L.P. (1995 — 2001).	Ten	Independent Trustee, Brandes Investment Trust (9 portfolios)
John A.G. Gavin (born 1931)	Trustee Chairman	Since 2001 Since 2007

Chairman, Gamma Holdings (international capital and consulting) (1968 — present); Senior Counselor, Hicks Holdings (private equity investment firm) (2001 — 2013); U.S. Ambassador to Mexico (1981 — 1986).

				Ten	Independent Trustee: TCW Strategic Income Fund, Inc. (1 portfolio); TCW Funds, Inc. (27 portfolios)
H. Thomas Hicks (born 1950)	Trustee	Since 2017	Chief Financial Officer, URS Corporation (2005 — 2015).	Ten	None
Donald Morrison, Ph.D. (born 1939)	Trustee	Since 2007	The William E. Leonhard Professor in the Anderson Graduate School of Management at the University of California, Los Angeles (1988 — present).	Ten	None

*  Each Independent Trustee serves until his or her successor is elected and qualified or until his or her death or resignation or removal as provided in the Trust's Agreement and Declaration of Trust.

(a)  Chairman of the Nominating and Governance Committee.

(b)  Chairman of the Audit Committee.

INTERESTED TRUSTEE

Name and Year of Birth	Position Held with the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
George H. Davis, Jr.* (born 1961)	Trustee	Since 2007	Chief Executive Officer and Portfolio Manager of Hotchkis & Wiley Capital Management, LLC (the "Advisor") (2001 — present).	Ten	None

*  Mr. Davis is an "interested person," as defined in the 1940 Act, of the Trust based on his position as Chief Executive Officer and Portfolio Manager of the Advisor.

**  As Trustee, Mr. Davis serves until his successor is elected and qualified or until his death or resignation or removal as provided in the Trust's Agreement and Declaration of Trust.

OFFICERS

Name and Year of Birth	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Anna Marie Lopez (born 1967)	President	Since 2007	Chief Operating Officer of the Advisor (2007 — present).
Mark McMahon (born 1968)	Vice President and Secretary	Since 2006	Managing Director, Mutual Fund Operations of the Advisor (2006 — present).
James Menvielle (born 1972)	Vice President and Treasurer	Since 2007	Chief Financial Officer of the Advisor (2006 — present).
Tina Kodama (born 1968)	Vice President and Chief Compliance Officer	Since 2007	Chief Compliance Officer of the Advisor (2007 — present).

*  Each officer is appointed by and serves at the pleasure of the Board of Trustees of the Trust.

The Statement of Additional Information includes additional information about the Trust's Trustees and officers, and is available without charge upon request by calling the transfer agent at 1-866-HW-FUNDS (1-866-493-8637). The address for all Trustees and officers of the Trust is c/o Hotchkis & Wiley Capital Management, LLC, 725 South Figueroa Street, 39th Floor, Los Angeles, CA 90017, attention: Trust Secretary.

(This page intentionally left blank)

Information about the Funds

ADVISOR

Hotchkis & Wiley Capital Management, LLC
725 South Figueroa Street, 39th Floor
Los Angeles, California 90017

LEGAL COUNSEL

Vedder Price P.C.
222 North LaSalle Street
Chicago, Illinois 60601

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
695 Town Center Drive, Suite 1200
Costa Mesa, CA 92626

DISTRIBUTOR

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

ADMINISTRATOR AND TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

CUSTODIAN

Brown Brothers Harriman & Co.
50 Post Office Square
Boston, Massachusetts 02110

This report is for the information of shareholders of the Hotchkis & Wiley Funds, but may also be used as sales literature when preceded or accompanied by a current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Funds.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is included in the Statement of Additional Information, which is available without charge, upon request, by calling 1-866-HW-FUNDS (1-866-493-8637) and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' website at www.hwcm.com and on the SEC's website at http://www.sec.gov.

Hotchkis & Wiley Funds files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available free of charge on the SEC's website at http://www.sec.gov. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, D.C. (1-800-SEC-0330). The Forms N-Q are also available on the Funds' website at www.hwcm.com.

725 SOUTH FIGUEROA STREET, 39th Floor
LOS ANGELES, CALIFORNIA 90017-5439
www.hwcm.com
1.866.HW.FUNDS (1.866.493.8637)

CODE #HWF-AR-0617-0817

JUNE 30, 2017

ANNUAL REPORT

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the code of ethics is available without charge, upon request, by calling toll-free at 1-800-796-5606.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees (the “Board”) has determined that Robert Fitzgerald, a member of the registrant’s Audit Committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item.  This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members.  The Board believes each member of the Audit Committee contributes significantly to the effective oversight of the registrant’s financial statements and condition.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The principal accountant did not provide any other services.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2017	FYE 6/30/2016
Audit Fees	$246,428	$218,184
Audit-Related Fees	$0	$0
Tax Fees	$74,265	$72,800
All Other Fees	$0	$0

The registrant’s Audit Committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services.  The Committee shall pre-approve any engagements of the independent auditors to provide any non-prohibited services to the registrant, including the fees and other compensation to be paid to the independent auditors.  The Chairman of the Committee may grant the pre-approval of services to the registrant for non-prohibited services for engagements of less than $5,000.  The Committee shall also pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the registrant’s investment adviser, Hotchkis & Wiley Capital Management, LLC (the “Advisor”) (or any

“control affiliate” of the Advisor providing ongoing services to the registrant), if the engagement relates directly to the operations and financial reporting of the registrant.  The Chairman of the Committee may grant the pre-approval for non-prohibited services to the Advisor for engagements of less than $5,000.  All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

The percentage of fees billed by Deloitte & Touche LLP (“D&T”) applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2017	FYE 6/30/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

During the last two fiscal years, D&T has served as the auditor to the Advisor and/or affiliates of the Advisor, and has rendered non-audit services to the Advisor and/or affiliates of the Advisor.  The non-audit services that D&T provided to the Advisor and/or affiliates of the Advisor in 2017 and 2016 consisted of preparing state and federal tax returns.  D&T charged $113,300 and $110,500 for such non-audit services to the Advisor and/or affiliates of the Advisor for 2017 and 2016, respectively.  None of the non-audit services provided by D&T to the Advisor and/or affiliates of the Advisor directly related to the operations or financial reporting of the registrant.  The Committee has considered whether the provision of audit and non-audit services that were rendered to the Advisor and any entity controlling, controlled by or under common control with the Advisor is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The identification and recommendation of individuals for Board membership is the responsibility of the Nominating and Governance Committee.  Shareholders may submit suggestions for candidates by forwarding their correspondence by U.S. mail or other courier service to the registrant’s Secretary for the attention of the Chairman of the Nominating and Governance Committee, 725 South Figueroa Street, 39th Floor, Los Angeles, CA 90017-5439.

Item 11. Controls and Procedures.

(a)         The registrant’s President / Principal Executive Officer and Treasurer / Principal Financial Officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Available without charge, upon request, by calling toll-free at 1-800-796-5606.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Hotchkis & Wiley Funds

By (Signature and Title)	/s/ Anna Marie Lopez
Anna Marie Lopez, President / Principal Executive Officer

Date	August 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Anna Marie Lopez

Anna Marie Lopez, President / Principal Executive Officer

Date	August 29, 2017

By (Signature and Title)	/s/ James Menvielle
James Menvielle, Treasurer / Principal Financial Officer

Date	August 29, 2017